Exhibit 10.5

AMENDED & RESTATED LICENSE AGREEMENT

This License Agreement (including all exhibits and other attachments referenced in this License Agreement, this “Agreement”) is dated as of September 28, 2013 (the “Effective Date”) and is by and between Daplon Limited, a company incorporated in the Cayman Islands (“Daplon” or “Licensor”), and RISE Education Hong Kong Ltd., a company incorporated in Hong Kong (“RISE Hong Kong” or “Licensee”). Except as provided herein, each of Licensor and Licensee is referred to individually as a “Party” and Licensor and Licensee are collectively referred to as the “Parties”.

WHEREAS, by virtue of an agreement between Houghton Mifflin Harcourt Publishing Company (“HMH”), EMPG International Limited and EMPGI International (Ireland) Limited (together, “EMPGI”), effective October 5, 2011, as amended from time to time (the “Master License Agreement”), and by virtue of an assignment agreement between EMPGI and Daplon, effective February 27, 2013, Daplon has been licensed certain rights by HMH, some of which are sublicensed to Licensee;

WHEREAS, Daplon and Licensee (as assignee of Beijing Riverdeep International Educational Technology Development Co., Ltd.) have previously entered into an International Partnership and License Agreement, dated as of October 5, 2011 (the “October 2011 Rise HK Agreement”), under which certain rights licensed from HMH to Daplon are sublicensed to Licensee;

WHEREAS, Daplon has succeeded to the licensor’s obligations and interests in an International Partnership and License Agreement dated as of December 18, 2012, between Rise China Limited and Rise Hong Kong (the “December 2012 Rise HK Agreement”), under which certain other rights licensed from HMH to Daplon are sublicensed to Licensee;

WHEREAS, the rights under each of the October 2011 Rise HK Agreement and the December 2012 Rise HK Agreement remain in full effect as set forth herein;

WHEREAS, the Parties desire to amend and restate the terms and conditions of the October 2011 Rise HK Agreement and December 2012 Rise HK Agreement in a single document;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be bound hereby, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, enjoying their legal capacity to contract, hereby amend and restate the October 2011 Risk HK Agreement and the December 2012 Rise HK Agreement, and otherwise agree as follows:

1.	Definitions. All capitalized terms used in this Agreement will have the meanings specified in this Section 1 or elsewhere in this Agreement, as applicable. The following terms will have the meanings set forth below for the purposes of this Agreement:

1.1    “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (ii) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). Further, a Person will only be deemed an Affiliate hereunder for so long as such person or entity satisfies the above requirements for qualifying as an Affiliate.

1.2    “Agreement” is defined in the preamble.

1.3    “Asserted Liability” is defined in Section 11.4(a) below.

1.4    “Assigning Party” is defined in Section 17.4 below.

1.5    “Auditing Party” is defined in Section 7.3(a) below.

1.6    “Bankruptcy Laws” is defined in Section 15 below.

1.7    “Breaching Party” is defined in Section 9.2(a) below.

1.8    “Breaching HMH Licensee” is defined in Section 4.2(c) below.

1.9    “Breaching Sublicensee” is defined in Section 2.3(c)(ii) below.

1.10    “Change of Control” means any of the following transactions: (a) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving an entity pursuant to which the stockholders of such entity immediately preceding such transaction hold less than a majority of the equity interests in the surviving or resulting entity of such transaction; (b) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under such Act) (other than the applicable entity), directly or indirectly, of securities of such entity representing fifty percent (50%) or more of the combined voting power of such entity’s then outstanding securities; or (c) a sale or other disposition by an entity of assets or earning power aggregating a majority of the assets or earning power of such entity or those assets relating primarily to the subject matter of this Agreement.

1.11    “China” means the People’s Republic of China, excluding Hong Kong, Macau, and Taiwan.

1.12    “Claims” means any and all actions, causes of action, claims, demands, lawsuits, rights or liabilities, costs and expenses, including reasonable attorneys’ fees, of every kind and nature whatsoever, in law, in equity, or otherwise under all laws domestic, foreign, and international.

1.13    “Confidential Information” means any information disclosed by any Party (the “Disclosing Party”) that the Disclosing Party has either marked as confidential or proprietary, or has identified in writing as confidential or proprietary within thirty (30) days of disclosure to any other Party (the “Receiving Party”) or that would be apparent to a reasonable person, familiar with Disclosing Party’s business and the industry in which each operates, to be of a confidential or proprietary nature the maintenance of which is important to the Disclosing Party; provided, however, that information related to or regarding a Disclosing Party’s business plans, strategies, technology, research and development, current and prospective customers, billing records, and products or services will be deemed Confidential Information of the Disclosing Party even if not so marked or identified, unless such information is the subject of any of the exceptions set forth in the following sentence. Information will not be deemed Confidential Information hereunder if such information: (a) is known to the Receiving Party prior to receipt from the Disclosing Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (b) becomes known (independently of disclosure by the Disclosing Party) to the Receiving Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (c) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the Receiving Party; or (d) is independently developed by the Receiving Party without reference to the Disclosing Party’s Confidential Information. Unless such information is the subject of any of the exceptions set forth in the immediately preceding sentence, (e) Licensee’s Confidential Information includes information received or reviewed by Licensor in exercising its audit rights (described in Section 7.3 below) and (f) HMH’s Confidential Information includes information received or reviewed by Licensee in exercising its audit rights (described in Section 7.3 below) and the source code and associated technical documentation of any software included in any HMH Product; provided, however, that nothing in this Agreement will prevent any Party from using and disclosing information received or reviewed by it in exercising its audit rights or for purposes of enforcing its rights under this Agreement.

1.14    “Damages” is defined in Section 11.1 below.

1.15    “Designated Basal Program” means an HMH Product comprised of a complete textbook offering and identified on Exhibit A attached hereto as a “Designated Basal Program”, including the student and teacher editions and ancillary/consumables, in both print and electronic formats.

1.16    “Destination Marks” means any and all of the trademarks and registrations thereof listed on Exhibit B, attached hereto, and any other trademarks consisting of or including the word DESTINATION.

1.17    “Disclosing Party” is defined in Section 1.13 above.

1.18    “Effective Date” is defined in the preamble.

1.19    “ELL” or “English Language Learning” means studies (i.e., teaching and learning) in the English language for the primary purpose of teaching the English language to non-native English speaking students.

1.20    “ELL Field” means English Language Learning where (a) part of the instruction is received by each student while physically present in a Learning Center, (b) the instruction is in addition to a regular academic program or other traditional schooling and (c) tuition for the instruction is the responsibility of the student or the student’s parent/guardian. The ELL Field will not include the provision of ELL as part of a school curriculum.

1.21    “Excluded Third Party” means any Third Party listed on Exhibit E attached hereto.

1.22    “Existing Third Party Licenses” means the agreements listed on Exhibit C attached hereto, with such terms and conditions as are in effect on the MLA Effective Date, and shall not include any amendment, supplement, or renewal thereof that is not permitted under this Agreement.

1.23    “Existing Third Party Rights” means those rights and licenses in existence on the MLA Effective Date granted by HMH or an Affiliate under the Existing Third Party Licenses that conflict with any rights or licenses granted to Licensee under this Agreement without any amendment, supplement, or renewal thereof other than a renewal thereof by the counterparty to an Existing Third Party License in accordance with the terms thereof in existence on the MLA Effective Date (e.g., in the case of a right of such counterparty to renew if such counterparty has paid a required minimum royalty or otherwise met the conditions for a renewal).

1.24    “Fields” means, collectively, the ELL Field and the Pre-K/K Curriculum Offering.

1.25    “Framework Agreement” means, the Framework Agreement, dated as of August 10, 2013 by and among Bain Capital Rise Education Cayman Limited and Sellers identified on Annex 1 to the Framework Agreement.

1.26    “Governmental Body” means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

1.27    “Harcourt Mark” means the trademark HARCOURT.

1.28    “HMH” is defined in the preamble.

1.29    “HMH ELL Destination Products” means only the products identified by HMH by copyright date and ISBN and listed on Exhibit A attached hereto under the heading “HMH ELL Destination Products” and the pictorial works listed on Exhibit A attached hereto under the heading “HMH ELL Destination Products Pictorial Works”.

1.30    “HMH ELL Other Products” means, collectively, the HMH ELL Other Backlist Products and HMH ELL Other Frontlist Products.

1.31    “HMH ELL Other Backlist Products” means only the products that are identified by copyright date and ISBN and listed on Exhibit A under the heading “HMH ELL Other Backlist Products”.

1.32    “HMH ELL Other Frontlist Products” means only the products that are identified by copyright date and ISBN and listed on Exhibit A under the heading “HMH ELL Other Frontlist Products”.

1.33    “HMH ELL Other Products Derivative Work” means any derivative work of any HMH ELL Other Products that is adapted for use in an ELL program and based on portions, but not all, of the applicable HMH ELL Other Products such that the applicable derivative work would not be a reasonable substitute for the original HMH ELL Other Products.

1.34    “HMH ELL Products” means, collectively, HMH ELL Destination Products and HMH ELL Other Products.

1.35    “HMH ELL Software” means any HMH ELL Product identified as a software product on Exhibit A.

1.36    “HMH Finished Goods” means only the products identified by HMH by name, copyright date and ISBN and listed on Exhibit A attached hereto under the heading “HMH Finished Goods” that are manufactured by HMH and are ready for distribution by HMH or an approved sales agent of HMH.

1.37    “HMH Licensee” means any Third Party with which HMH has entered into a written agreement, after the MLA Effective Date, licensing any HMH Products, the Destination Marks or any Intellectual Property Rights in and to any HMH Products or the Destination Marks, including, without limitation, any amendment to, supplement of, or renewal of any Existing Third Party Licenses with respect to any HMH Products, the Destination Marks or any Intellectual Property Rights in and to any HMH Products or the Destination Marks.

1.38    “HMH Products” means, collectively, HMH ELL Products and HMH Professional Development Products.

1.39    “HMH Professional Development Products” means only the products that are identified by copyright date and ISBN and listed on Exhibit A under the heading “HMH Professional Development Products”.

1.40    “Indemnified Persons” is defined in Section 11.2 below.

1.41    “Indemnifying Person” is defined in Section 11.4(a) below.

1.42    “Intellectual Property Rights” means intellectual and industrial property rights arising under the Laws of any jurisdiction from or in respect of the following; (i) patents and applications therefor, including continuations, divisionals, continuations-in-part, or reissues of patent applications and patents issuing thereon (collectively, “Patents”), (ii) trademarks, service marks, trade names and internet domain names, together with the goodwill associated with any of the foregoing, and applications, registrations and renewals thereof (collectively, “Marks”), (iii) copyrights and copyright registrations and applications therefor and rights of renewal thereof (collectively, “Copyrights”), (iv) discoveries, concepts, ideas, research and development, know- how, inventions, procedures, designs, drawings, specifications, and other proprietary or confidential information, including pricing and cost information, and business and marketing plans and proposals, in each case excluding any rights in respect of any of the foregoing that comprise or are protected by Copyrights or Patents (collectively, “Trade Secrets”), and (v) software and other Technology.

1.43    “ISBN” means International Standard Book Number.

1.44    “Law” means any foreign, federal, state or local law (including common law), statute, code, ordinance, rule, regulation, order or other requirement.

1.45    “Learning Center” means a facility at which students are provided with academic enrichment opportunities other than a regular academic program or other traditional schooling, and/or additional activities designed to complement their regular academic program, in consideration for a fee for the services offered in these centers that is the responsibility of a student or parent, guardian or other representative of the applicable student.

1.46    “Licensed Material” means the HMH ELL Products, HMH ELL Software, Destination Marks, and HMH Professional Development Products licensed in Sections 2.1 and 2.2 of this Agreement.

1.47    “Licensee” is defined in the preamble.

1.48    “Licensee Breaching Party” is defined in Section 9.2(b) below.

1.49    “Licensee Indemnified Persons” is defined in Section 11.1 below.

1.50    “Licensee Notice” is defined in Section 4.2(c) below.

1.51    “Licensor Indemnified Persons” is defined in Section 11.2 below.

1.52    “MLA Effective Date” means October 5, 2011, the effective date of the Master License Agreement.

1.53    “New York Courts” is defined in Section 17.7 below.

1.54    “Non-Assigning Party” is defined in Section 17.4 below.

1.55    “Non-Defending Person” is defined in Section 11.4(b) below.

1.56    “Parties” and “Party” are defined in the preamble.

1.57    “Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

1.58    “Pre-K/K Curriculum Offering” means the study (i.e., teaching and learning) of a curriculum for the pre-kindergarten grade and kindergarten grade levels where (a) part of the instruction is received by each student while physically present in a Learning Center and (b) tuition for the instruction is the responsibility of the student or the student’s parent/guardian.

1.59    “Recordkeeping Party” is defined in Section 7.3(a) below.

1.60    “Receiving Party” is defined in Section 1.13 above.

1.61    “RISE Marks” means the trademarks RISE (for clarity, the word Mark “RISE” by itself), RISEKIDS, RISMART, RISE UP, and RISE SAT.

1.62    “Sell-Off Rights” is defined in Section 9.3(a) below.

1.63    “Sublicensee” is defined in Section 2.3(a) below.

1.64    “Sublicense Agreement” is defined in Section 2.3(b) below.

1.65    “Technology” means, collectively, designs, formulae, algorithms, procedures, methods, techniques, ideas, know-how, results of research and development, software, tools, data, inventions, apparatus, creations, improvements, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and any other embodiments of the above, in any form whether or not specifically listed herein, and all related technology, that are used, incorporated or embodied in or displayed by any of the foregoing or used in the design, development, reproduction, sale, marketing, maintenance or modification of any of the foregoing.

1.66    “Territory” means China, Hong Kong, Macau, and Taiwan.

1.67    “Third Party” means any Person other than Licensor, Licensee or an Affiliate of any Party.

1.68    “Third Party Infringement” is defined in Section 13.1 below.

1.69    “Third Party Intellectual Property” is defined in Section 2.4(a) below.

1.70    “U.S. Schools Market” means schools located in the United States and all U.S. dependencies, territories and possessions, Department of Defense Dependent Schools in any language and American international, bilingual and other foreign schools in any country where U.S. English or U.S. Spanish language editions or U.S. and international curricula comprise a substantial part of the curriculum.

2.	Licenses.

2.1    ELL Licenses.

(a)    HMH ELL Products.

(i)    Product Licenses. Subject to the terms and conditions of this Agreement and to the Existing Third Party Rights, other than in the case of HMH ELL Software (which is contemplated by Section 2.1(b) below), Licensor hereby grants Licensee:

(A)    an exclusive (even as to Licensor), royalty-free license in the ELL Field in China to use, copy, display, perform, make derivative works of, publish, distribute, sell and otherwise exploit the HMH ELL Destination Products, as part of an ELL service;

(B)    a nonexclusive, royalty-free license in the ELL Field outside China but limited to the Territory to use, copy, display, perform, make derivative works of, publish, distribute, sell and otherwise exploit the HMH ELL Destination Products, as part of an ELL service;

(C)    a nonexclusive, royalty-free license to prepare HMH ELL Other Products Derivative Works; and

(D)    a nonexclusive, royalty-free license in the ELL Field in the Territory to use, copy, display, perform, make derivative works of, publish, distribute, sell and otherwise exploit the HMH ELL Other Products solely to the extent included in any HMH ELL Other Products Derivative Works, as part of an ELL service; provided, however, that in the case of the license granted in this clause (D), after the MLA Effective Date, HMH has agreed in the Master License Agreement that it will not license to any Third Party any HMH ELL Other Backlist Product that is part of the Designated Basal Program for use in the ELL Field in the Territory;

except that Licensee may also exercise each of the above licenses to offer a Pre-K/K Curriculum Offering in a Learning Center as part of an ELL offering made available in such Learning Center, which Pre-K/K Curriculum Offering may use or otherwise incorporate an unlimited amount of the applicable HMH Product identified in the applicable license grant in unaltered shelf form (i.e., without a requirement to create a derivative work before using such HMH Product); provided that the instruction for such Pre-K/K Curriculum Offering is in English.

(ii)    Limitation. Licensee may access, use and/or otherwise exploit no more than one-third (1/3) of any HMH ELL Other Frontlist Product, measured by titles, lesson count, grade level and type of lesson for purposes of enhancing or creating any ELL course offered by Licensee.

(b)    HMH ELL Software.

(i)    Source License Grant. Subject to the terms and conditions of this Agreement and to the Existing Third Party Rights, Licensor hereby grants Licensee a nonexclusive, royalty-free license, solely in the ELL Field in the Territory, to reproduce, use, modify and create derivative works of any HMH ELL Software, in any form in Licensor’s or Licensee’s possession or control (including source code and object code form), and any associated source code documentation and other technical documentation, solely for the purpose of developing or maintaining software that makes the HMH ELL Products available in accordance with the license in Section 2.1(a) above.

(ii)    Object License Grant. Subject to the terms and conditions of this Agreement and to the Existing Third Party Rights, Licensor hereby grants Licensee a nonexclusive, royalty-free license, solely in the ELL Field in the Territory, to display, perform and distribute any HMH ELL Software, in object code form only, and associated end-user documentation, alone or as part of other software products (including without limitation any derivative work developed under Section 2.1(b)(i) above), solely for the purpose of making the HMH ELL Products available in accordance with the license in Section 2.1(a) above.

(c)    Trademarks; Brands.

(i)    Destination License. Subject to the terms and conditions of this Agreement and to the Existing Third Party Rights, Licensor hereby grants Licensee an exclusive (even as to Licensor), royalty-free license to use the Destination Marks to advertise and promote any products or services (A) in China and (B) in the ELL Field outside of China but limited to the Territory, in either case, including those products and services that include elements of HMH ELL Products. For clarity, HMH retains the right, for itself and its Affiliates, to use and license the use of the Destination Marks (1) in the ELL Field but outside of the Territory, other than China, and (2) in the Territory, other than China, but outside the ELL Field. For clarity, Licensor retains the right, for itself and its Affiliates, to use and license the use of the Destination Marks in the ELL Field but outside of the Territory.

(ii)    Product Attribution License. Subject to the terms and conditions of this Agreement and to the Existing Third Party Rights, Licensor hereby grants Licensee the nonexclusive, royalty-free right during the ten (10) year period following the MLA Effective Date to use the following, or a reasonably similar, attribution statement to advertise and promote in the Territory and the ELL Field any products or services which, when measured on an individual title basis and measured by lesson or page count, are comprised of more than 50% content from HMH ELL Products: “Foundational Content provided by Houghton Mifflin Harcourt”.

(iii)    Covenants; Other Marks. Except for the trademarks licensed or permitted to be used as described in this Section 2.1(c), Licensee or its Sublicensees will remove all trademarks, service marks and other brands owned by HMH or any affiliate of HMH, capable of being so removed by Licensee using commercially reasonable efforts, from HMH ELL Products before displaying, performing, publishing, distributing or otherwise making commercially available any such HMH ELL Products or any derivative work developed under this Section 2.1. Nothing in this Agreement will prevent Licensee or its Sublicensees from affixing to any derivative work developed under this Section 2.1 any trademarks, service marks or other brands controlled by Licensee, its Sublicensees or their respective Affiliates. Notwithstanding anything to the contrary in this Agreement, except for the trademarks licensed or permitted to be used as described in this Section 2.1(c), Licensee will not affix any trademarks, service marks or other brands controlled by Licensee to, or use such trademarks, service marks or other brands with, HMH ELL Products.

(d)    ELL Field Restriction. The ELL Field and Pre-K/K Curriculum Offering restrictions set forth in this Section 2.1 only apply to the subject matter licensed by Licensor to Licensee pursuant to this Section 2.1 and derivatives thereof (e.g., not other content owned or controlled by Licensee).

(e)    Territory Restriction. The Territory rights and limitations set forth in this Section 2.1 require that the products and services made commercially available by Licensee under the license in this Section 2.1 will only be made available from the Territory to students residing or physically located in the Territory.

2.2    HMH Professional Development Products.

(a)    ELL Field. Subject to the terms and conditions of this Agreement and to the Existing Third Party Rights, Licensor hereby grants Licensee a nonexclusive, royalty-free license in the ELL Field in the Territory to (i) use, copy, display, perform, and make derivative works of the HMH Professional Development Products for the sole purpose of training employees and contractors who teach ELL courses in Learning Centers under the licenses in Section 2.1 above and (ii) publish, distribute and sell HMH Professional Development Products to Sublicensees (including Sublicensees that are franchisees) of the license rights in Section 2.1 above for the sole purpose of training employees and contractors who teach ELL courses in Learning Centers under the licenses in Section 2.1 above.

2.3    Sublicensing.

(a)    General. Subject to the terms and conditions of this Agreement and to the Existing Third Party Rights, Licensee may sublicense the license rights granted by Licensor to Licensee in Section 2.1 above and Section 2.2 above to any Affiliate of Licensee or Third Party (each, a “Sublicensee”); provided, however, that Licensee may not grant any sublicense hereunder: (i) to any Excluded Third Party, (ii) to any Third Party that has been finally adjudged by a court of competent jurisdiction in the last five (5) years to be liable for willful copyright infringement or its substantial equivalent under foreign law, or (iii) where the grant or exploitation of the sublicensed rights would, to Licensee’s actual knowledge after reasonable inquiry, cause HMH to be in violation of applicable export Laws.

(b)    Requirements.

(i)    In order to be valid and effective, each such agreement under which Licensee sublicenses the license rights granted by Licensor to Licensee in Section 2.1 above and Section 2.2 above (each, a “Sublicense Agreement”) must: (A) be in writing and entered into prior to the exploitation by the applicable proposed Third Party sublicensee of any license right granted by Licensor to Licensee in Section 2.1 above and Section 2.2 above, (B) be at least as restrictive and protective of the HMH Products, Destination Marks and Houghton Mifflin Harcourt brand as the provisions of this Agreement, and (C) subject to the immediately following sentence, provide that the Sublicense Agreement is governed by New York Law and that the parties thereto consent to the jurisdiction of the state and federal courts in the state of New York in the event that HMH asserts its rights under the Sublicense Agreement, including without limitation the enforcement of any judgment in favor of HMH. Licensee will use commercially reasonable best efforts to require that each Sublicense Agreement is governed by New York Law and requires exclusive jurisdiction in the state and/or federal courts located in the State of New York for purposes of the enforcement by HMH of its rights under the Sublicense Agreement, including without limitation the enforcement of any judgment in favor of HMH; provided, however, that Licensee will not be obligated to require that a Sublicense Agreement is governed by New York Law and be subject to exclusive jurisdiction in the state and/or federal courts located in the State of New York to the extent that the applicable proposed Sublicensee is precluded by applicable Law from executing an agreement governed by New York Law and/or that is subject to such venue requirements.

(ii)    In the event of early termination of this Agreement, (A) each Sublicense Agreement shall remain in full force and effect, subject to the terms and conditions contained therein, (B) each Sublicense Agreement will be deemed a direct license of the relevant Intellectual Property Rights, on the same terms, by HMH (replacing Licensor) to the Sublicensee, and (C) each Sublicensee will be permitted to exercise Licensee’s rights under Section 5 below in accordance with the terms and conditions of such Section 5. Licensor hereby consents to such arrangement and agrees that the Sublicensees are third party beneficiaries of this provision with full power and authority to enforce it. Each Sublicense Agreement will include a provision to such effect. Notwithstanding anything herein to the contrary, HMH will, in such event, have no greater obligations to the Sublicensee than it does to Licensee under this Agreement.

(c)    Third Party Beneficiary of Sublicense Agreements; Enforcement; Liability.

(i)    In addition to the provisions of Section 2.3(b) above, Licensor will be a named third party beneficiary in each Sublicense Agreement with full power and authority to enforce the terms and conditions (including limitations and restrictions) of the applicable agreement against the applicable Sublicensee only in connection with the protection of the HMH Products, the Harcourt Mark and related Intellectual Property Rights sublicensed to the applicable Sublicensee.

(ii)    In the event that any Party learns of or suspects any material breach or violation by a Sublicensee of any terms or conditions of this Agreement or a Sublicense Agreement with respect to any HMH Products, the Destination Marks, the Harcourt Mark or the Houghton Mifflin Harcourt brand (a “Breaching Sublicensee”), such Party will promptly inform the other Party in writing. Licensee will use commercially reasonable best efforts to enforce the applicable terms and conditions against the applicable Sublicensee. If Licensor notifies Licensee in writing of any Sublicensee conducting any such prohibited activities, Licensee will thereafter use commercially reasonable best efforts to enforce the applicable terms and conditions against the Breaching Sublicensee within thirty (30) days after its receipt of such notice and confirm in writing to Licensor that Licensee has commenced such efforts. If Licensee does not commence efforts to enforce the applicable terms and conditions against the Breaching Sublicensee within 30 days after receipt of written notice from Licensor, then Licensor will have the right at Licensee’s reasonable expense to enforce the applicable terms and conditions against the Breaching Sublicensee. If Licensor may not enforce the terms and conditions of any Sublicense Agreement against the applicable Sublicensee because the applicable jurisdiction does not recognize the rights of Third Party beneficiaries, then, at the request of Licensor, Licensee will, if permissible by applicable Law, transfer, as may be necessary, the applicable terms and conditions to Licensor so that Licensor may enforce the applicable terms and conditions against the applicable Sublicensee.

(iii)    Licensee shall indemnify Licensor for any damages it incurs (and that are not otherwise reimbursed) as a result of a material breach of this Agreement by any Sublicensee up to a maximum amount equal to the greater of (A) the sum of all amounts for royalties, fees and other payments (1) actually received by Licensee from the applicable Sublicensee prior to the period of such breach and (2) attributable to the period of such breach and received at any time or (B) US$1,000,000, plus, in either case, the amount of Licensor’s reasonable legal fees and expenses for the enforcement of the applicable terms and conditions against the applicable Breaching Sublicensee.

(d)    Other. Licensee will provide a copy of each such Sublicense Agreement within 15 days after the execution of such Sublicense Agreement; provided, however, that competitively sensitive data, including, but not limited to, the economics of the Sublicense Agreement may be redacted. Notwithstanding the foregoing, none of the following may be redacted: the name of the Sublicensee, the applicable HMH Products sublicensed, the applicable territory or territories, the applicable Field and the provisions of the Sublicense Agreement that evidence compliance with this Agreement.

2.4    Third Party Rights.

(a)    Third Party Assets Included in HMH Products. This Agreement will not operate to license any rights (including any Intellectual Property Rights) in or to any materials, works or other subject matter (whether comprised within any HMH Product or otherwise), or to utilize in any way, any Intellectual Property Rights or subject matter thereof that is owned or controlled by any Third Party (collectively, “Third Party Intellectual Property”) unless Licensor has the right to grant to Licensee a license, sublicense or distribution right in, to or under such Third Party Intellectual Property without requiring the payment of any royalty or any other fee to the applicable Third Party.

(b)    Existing Third Party Licenses. None of the restrictions or exclusive licenses included in this Agreement will apply to the Existing Third Party Licenses. In addition, if any of the Existing Third Party Licenses are exclusive or otherwise restrictive in Licensee’s Field and/or territory, Licensee’s license rights will be subject to such Existing Third Party Licenses.

2.5    Reservation of Rights.

(a)    HMH’s Reservation. Licensee hereby acknowledges and agrees that: (i) as between the Parties, on the one hand, and HMH, on the other hand, HMH has all right, title and interest in and to all Intellectual Property Rights in and to the HMH Products, Destination Marks, Harcourt Mark and Houghton Mifflin Harcourt brand, (ii) Licensee will not acquire any right, title or interest in or to any Intellectual Property Rights in and to the HMH Products, Destination Marks, Harcourt Mark and Houghton Mifflin Harcourt brand, by implication, estoppel or otherwise, other than the express license rights granted to Licensee set forth in Sections 2.1 above and Section 2.2 above and (iii) no Third Party will acquire any right, title or interest in or to any Intellectual Property Rights in or to the HMH Products, Destination Marks, Harcourt Mark and Houghton Mifflin Harcourt brand, by implication, estoppel or otherwise, other than pursuant to a valid Sublicense Agreement entered into in accordance with Section 2.3 above.

(b)    Licensee’s Reservation. Licensor hereby acknowledges and agrees that, as between the Parties, Licensee has all right, title and interest in and to all Intellectual Property Rights in and to Licensee’s products and services, other than any portion of any HMH Product included therein or used therewith, or any Destination Mark, Harcourt Mark or the Houghton Mifflin Harcourt brand affixed thereto or used in connection therewith.

2.6    U.S. Schools Market. Notwithstanding anything to the contrary in this Agreement, Licensee acknowledges that HMH retains the right, for itself and its Affiliates, to use and license the use of the Destination Marks to advertise and promote any products or services in the U.S. Schools Market, including in China.

3. [Intentionally	omitted.]

4. Certain	Covenants.

4.1    Licensee Covenants. Licensee hereby covenants as follows.

(a)    School Product Advertising or Marketing. Neither Licensee nor any of its Sublicensees will advertise or market any products or services offered by Licensee or the applicable Sublicensee in the exercise of any of the license rights described in Section 2.1 above as part of any school product or service. For clarity, this Section 4.1(a) does not preclude advertising or marketing any ELL products or services offered by Licensee or the applicable Sublicensee in the exercise of any of the license rights described in Section 2.1 above if (i) the tuition for the applicable instruction is the responsibility of the student or the student’s parent/guardian and (ii) the applicable product or service is not part of a school curriculum.

(b)    Use of HMH Intellectual Property. Licensee will not use or otherwise exploit any HMH Product, any Destination Mark, or the Harcourt Mark in any manner that exceeds the scope of the license grants in Section 2 above.

(c)    Online Exploitation; Protection of HMH Products. If Licensee makes any portion of any HMH Product available over the Internet or other electronic network Licensee will, to the extent commercially reasonable, use reasonable technology to block access to such HMH Product to individuals not present in, or a resident of, the Territory. Licensee will use reasonable efforts to prevent unauthorized access to or use of the HMH Products and, in any event, will not afford the HMH Products with any less protection than Licensee affords its own content, Technology and Intellectual Property Rights. Such technology may include, without limitation, password protection, right-click copy deactivation, and other such measures adequate to properly secure the applicable HMH Product.

4.2    HMH MLA Covenants. As of the Effective Date, HMH has retained rights in the Licensed Material and has, in the Master License Agreement, made certain covenants set forth below, which covenants will be directly between HMH and Licensee upon HMH’s assumption of this Agreement under Section 2.5(b)(ii) of the Master License Agreement and under which Daplon has no obligations. For purposes of Section 4.2, “Parties” and “Party” refer to HMH and Licensee and do not include Daplon.

(a)    ELL Field Covenants.

(i)    Subject to the rights granted in Section 2.1(a)(i)(A) above (which Licensee understands HMH has agreed in the Master License Agreement are exclusive as to HMH too), HMH may access, use and/or otherwise exploit no more than one-third (1/3) of any HMH ELL Destination Products, measured by titles, lesson count, grade level and type of lesson for purposes of enhancing, creating or otherwise delivering any ELL course delivered in the applicable Learning Center by HMH in the ELL Field in the Territory, other than China. HMH will impose the foregoing restriction on any Third Party licensee that takes a license from HMH after the MLA Effective Date with respect to any HMH ELL Destination Products to offer any ELL course in the Territory and the ELL Field.

(ii)    The foregoing restrictions will not apply to the Existing Third Party Licenses, but will apply to any amendment, supplement, or renewal thereof after the MLA Effective Date.

(b)    Restriction on ELL Learning Centers. HMH will not open any Learning Centers in the ELL Field in China for a period of two years following the MLA Effective Date. For the avoidance of doubt, during such two-year period, HMH may (i) engage or participate in any business activity in preparation to open any Learning Centers in the ELL Field in China, with the exception of advertising, as long as it does not open such a Learning Center or solicit any customers for same, and (ii) execute investment or acquisition agreements with respect to any business that operates any Learning Centers in the ELL Field in China, as long as the closing of the acquisition does not occur during such two-year period. Notwithstanding the foregoing to the contrary, HMH shall not be deemed to be in breach as a consequence of its ownership interest in Reader China as of the MLA Effective Date, though any further or additional investment in Reader China by HMH after the MLA Effective Date is subject to this restriction.

(c)    HMH Licensees. Licenses granted by HMH to HMH Licensees (i) will be in writing and (ii) will not violate or otherwise conflict with this Agreement. In the event that any Party learns of or suspects any material breach or violation by an HMH Licensee of any terms or conditions of this Agreement with respect to any HMH Products or the Destination Marks (a “Breaching HMH Licensee”), such Party will promptly inform the other Party in writing. HMH will use commercially reasonable best efforts to enforce the applicable terms and conditions against the applicable Breaching HMH Licensee. If Licensee notifies HMH in writing of any HMH Licensee conducting any such prohibited activities (a “Licensee Notice”), HMH will thereafter use commercially reasonable best efforts to enforce the applicable terms and conditions against the Breaching HMH Licensee within thirty (30) days after its receipt of such Licensee Notice and confirm in writing that HMH has commenced such efforts. If HMH commenced using commercially reasonable best efforts to enforce the applicable terms and conditions against the Breaching HMH Licensee within thirty (30) days after its receipt of such Licensee Notice but is unable to cause the Breaching HMH Licensee to cure the applicable breach or violation within ninety (90) days after its receipt of such Licensee Notice, then HMH will, upon request of Licensee, cooperate in good faith with Licensee in the joint enforcement of the applicable terms and conditions against the applicable Sublicensee. Each party will bear its own costs in connection with such enforcement.

(d)    Limited Exception for Reader China. Notwithstanding anything to the contrary in this Agreement (including without limitation Section 2.1 above or this Section 4.2), with the prior approval of Licensee (such approval not to unreasonably withheld, conditioned or delayed), in exchange for the relinquishment of rights by Reader China in the Kid Pix and/or Reader Rabbit product lines, HMH may license some or all HMH Products to Reader China, including in China, in the ELL Field and/or without imposing the limitations of Section 4.2(a) above.

(e)    HMH Licensees; Indemnification Obligation. HMH shall indemnify Licensee for any damages it incurs (and that are not otherwise reimbursed) as a result of a material breach of this Agreement by any HMH Licensee up to a maximum amount equal to the greater of (A) the sum of all amounts for royalties, fees and other payments (1) actually received by HMH from the applicable HMH Licensee prior to the period of such breach and (2) attributable to the period of such breach and received at any time or (B) US$1,000,000, plus, in either case, the amount of Licensee’s reasonable legal fees and expenses for the enforcement of the applicable terms and conditions against the applicable breaching HMH Licensee.

(f)    RISE Marks.

(i)    From the MLA Effective Date through the tenth anniversary of the MLA Effective Date, except as expressly described in Section 4.2(f)(ii) below, HMH will not use any RISE Mark, or any mark reasonably confusingly similar to any RISE Mark, to advertise or promote any products or services in the Territory. After the tenth anniversary of the MLA Effective Date, (i) if Licensee or any Sublicensee has not yet commenced using any RISE Mark to advertise or promote any products or services in a country in the Territory, this Section 4.2(f) will not preclude HMH from using any RISE Mark to advertise or promote any products or services in such country and (ii) if Licensee or any Sublicensee has commenced using any RISE Mark to advertise or promote any products or services in the Field in a country in the Territory, except as expressly described in Section 4.2(f)(ii) below, HMH will not use any RISE Mark to advertise or promote any products or services in any Field in such country until the date on which Licensee or any Sublicensee ceases using any RISE Mark to advertise or promote any products or services in the Fields in such country.

(ii)    Notwithstanding the foregoing to the contrary,

(A)    HMH may use any Mark that contains the word RISE but that is not one of the RISE Marks in the Territory to advertise and promote programs of classroom-based instructional materials;

(B)    in the event that all or substantially all of the assets and business of HMH are acquired, in a Change of Control or otherwise, this Section 4.2(f) will only apply to the business or business units of HMH that existed immediately preceding the applicable acquisition transaction; and

(C)    in the event that HMH acquires, in a Change of Control or otherwise, all or substantially all of the assets and business of a Third Party that includes any RISE Mark(s), or any Mark(s) reasonably confusingly similar to any RISE Mark, this Section 4.2(f) will not preclude HMH from using any and all such acquired Marks to advertise or promote worldwide (including in the Territory) the same products and/or services that had been advertised or promoted using such Marks prior to the applicable acquisition transaction; provided, however that HMH may not use any such acquired Marks to advertise or promote any product or service in the ELL Field.

(iii)    If necessary in connection with the prosecution or maintenance of any RISE Mark, the Parties agree to enter into mutually acceptable consents or co-existence agreements that acknowledge and establish peaceful co-existence based on the above-described division of markets and which the Parties will negotiate in good faith, and for which each Party shall bear its own costs and expenses.

(g)    Existing Third Party Licenses.

(i)    HMH represents and warrants that the terms of the Existing Third Party Licenses that expire on or before January 31, 2013, as reflected in Exhibit C attached hereto, do not grant the applicable counterparty a right to an amendment, supplement, or renewal of the applicable Existing Third Party License. HMH will not amend, supplement, or renew such Existing Third Party Licenses in any way that will violate or otherwise conflict with the rights granted to Licensee under this Agreement.

(ii)    Nothing in this Section 4.2(g) will alter, amend or otherwise expand the licenses granted to Licensee in Section 2 above.

4.3    Destination Marks. Each of Licensor and Licensee covenant as follows.

(a)    Filing, Prosecution and Maintenance of Existing Destination Registrations.

(i)    Licensor’s Rights. Licensee acknowledges and agrees that Daplon until the date on which Licensee becomes a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement and HMH thereafter, by counsel Daplon or HMH so chooses, has the first right, but not the obligation, to prosecute and maintain with the patent and trademark governmental offices or agencies of any and all countries in the Territory, in its own name and at its sole expense, any trademark or service mark registrations and applications for trademark or service mark registrations, in each case for the Destination Marks, that have been filed with such offices or agencies as of the MLA Effective Date (the “Existing Destination Registrations”).

(ii)    Licensee’s Rights. If Daplon until the date on which Licensee becomes a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement and HMH thereafter decides not to exercise its rights in Section 4.3(a)(i) above, then Licensor shall give notice to Licensee of such determination to cease prosecution and/or maintenance of the Existing Destination Registrations on a country by country basis in the Territory and Licensee shall have the right, in its sole discretion, to continue prosecution and/or maintenance of such Existing Destination Registrations at its own expense and in the name of HMH (“Licensee Prosecution Controlled Destination Marks”). If Licensee elects to continue prosecution and/or maintenance of any such Licensee Prosecution Controlled Destination Marks, Licensor shall cooperate, and will use commercially reasonable efforts to seek HMH’s cooperation, with Licensee at Licensee’s expense as may be reasonably necessary in a timely manner for Licensee to perform any prosecution or maintenance of any Licensee Prosecution Controlled Destination Marks.

(b)    Filing, Prosecution and Maintenance of New Destination Registrations.

(i)    Subject to the terms and conditions of this Section 4.3(b), Licensee, by counsel it so chooses, has the first right, but not the obligation, to file, prosecute and maintain with the patent and trademark governmental offices or agencies of any and all countries in the Territory, in the name of HMH and at Licensee’s sole expense, any trademark or service mark registrations and applications for trademark or service mark registrations, in each case for all Destination Marks other than the Existing Destination Registrations that are the subject of Section 4.3(a) above (all such Destination Marks other than the Marks that are the subject of the Existing Destination Registrations, the “New Destination Marks” and all such trademark or service mark registrations and applications for trademark or service mark registrations, the “New Destination Registrations”).

(ii)    If permitted by applicable Law, (A) Licensee hereby assigns and will assign to HMH any and all New Destination Marks and New Destination Registrations and (B) in the case of any assignment contemplated by the foregoing clause (A) that is not permitted by applicable Law, Licensee hereby exclusively licenses and will exclusively license to HMH on a world-wide, paid-up, royalty-free basis, any and all New Destination Marks and New Destination Registrations. Licensor, will use commercially reasonable efforts to seek HMH’s acknowledgment that any New Destination Marks and New Destination Registrations are licensed to Licensee pursuant to Section 2.1(c) above.

(iii)    Cooperation. In connection with the prosecution and/or maintenance of Existing Destination Registrations and New Destination Registrations in accordance with Sections 4.3(a) and 4.3(b) above, the party controlling such prosecution or maintenance will keep the other Party and HMH informed of developments in any such prosecution or maintenance. In the case of Licensee’s prosecution and maintenance of each New Destination Registration, Licensee will use commercially reasonable efforts to provide HMH with copies of any and all substantive documents that it proposes to file with the applicable patent and trademark governmental offices or agencies of any and all countries in the Territory no later than 3 days before the date on which Licensee files such document.

5. HMH	Finished Goods.

5.1    Purchase of HMH Finished Goods. Commencing on the MLA Effective Date through the earlier of the date (a) that is seven (7) years after the MLA Effective Date or (b) on which the applicable HMH Finished Good is no longer in print, Licensee may purchase from Licensor, or one or more distributors designated in writing by Licensor, in accordance with the terms and conditions set forth on Exhibit F attached hereto, HMH Finished Goods for the Territory at a 55% discount off of HMH’s then-published list price, only for use (a) with the services offered by Licensee or Sublicensees in the exercise of rights described in Section 2.1 above and (b) in the case of any Heinemann Books (as defined in Paragraph 5(b) of Exhibit F attached hereto), as described in Paragraph 5(b) of Exhibit F attached hereto. For clarity, neither Licensee nor any Sublicensee may resell or otherwise distribute HMH Finished Goods on a standalone basis separate from services offered by Licensee or Sublicensees in the exercise of rights described in Section 2.1 above.

5.2    Quantity Limitation. Quantities of each title of HMH Finished Goods resold or otherwise distributed by Licensee and each Sublicensee may not exceed in any period the number of students enrolled in the corresponding period in the schools and/or Learning Centers operated by Licensee or the applicable Sublicensee under the licenses in Section 2.1 above. At the time of the submission of any order for HMH Finished Goods, Licensee will submit a written inventory report to Licensor regarding the inventory of HMH Finished Goods held at such time by Licensee and each Sublicensee.

5.3    “Out-of-Print” Procedure. In Licensor’s sole discretion, HMH Finished Goods will be periodically evaluated based on many criteria as to whether an HMH Finished Good will classified as “out of print”. Licensor will use commercially reasonable efforts to communicate relevant known pending HMH Finished Goods that will be classified “out of print” as part of a March 31 sales forecasting and demand planning meeting. Any and all actions including determination of future need and printing of HMH Finished Goods, where relevant, must be taken prior to June 30 of that year. After such date, Licensee may not be able to acquire “out of print” HMH Finished Goods from Licensor. If HMH Finished Goods are classified as “out of print” as a result of legal or contractual limitations, Licensee will not be provided advanced notice or an ability to secure additional HMH Finished Goods.

6. Quality	Control.

6.1    For Licensee’s Benefit. Upon Licensee becoming a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement, HMH represents and warrants to Licensee that the HMH Products are of commercially reasonable quality.

6.2    For HMH’s Benefit.

(a)    Quality Standard. Licensee hereby acknowledges the importance to HMH of its reputation and goodwill and the concomitant importance of maintaining high standards of quality in the Destination Marks, the Houghton Mifflin Harcourt brand and producing, distributing and selling the HMH Products. Licensee will have any and all products and services manufactured, developed, offered and otherwise commercially exploited under the licenses in Sections 2.1 above and 2.2 above (i) at the highest level of quality reasonably marketable in each country within the Territory, but in any event will not be required to exercise levels of quality in excess of those used by HMH in connection with similar works and (ii) in a manner that is reasonably expected to maintain or enhance the value and reputation of the applicable trademark or brand of HMH.

(b)    Approval. In connection with Licensee’s and its Sublicensees’ exercise of rights under Sections 2.1(c) above, Licensee will provide samples to Licensor of each category of proposed use by Licensee and each Sublicensee (including without limitation any material deviation from a previously approved category of use) of any Destination Mark and the Houghton Mifflin Harcourt brand no later than 30 days prior to the proposed use thereof. Licensor will have the right to reject the proposed category of use if (i) the proposed use violates any term of this Agreement (e.g., the requirement in Sections 2.1(c)(ii) above) or (ii) the products or services on or in connection with which Licensee or the applicable Sublicensee proposes to use the applicable trademarks or brands or the proposed use of the applicable trademarks or brands do not meet the above-described quality requirement; however, Licensor’s approval will not be unreasonably withheld, delayed, or conditioned, and in any event, Licensor will notify Licensee of its approval, or if applicable its basis for non-approval, within 30 days after receipt of the samples described above or such sample will be deemed approved if no notice of non-approval is received by Licensee within such 30-day period. Upon approval of a proposed category of use, Licensee and the applicable Sublicensee may continue to use the applicable trademarks or brands in such manner unless and until the applicable products or services on or in connection with which Licensee and the applicable Sublicensee uses the applicable trademarks or brands or the proposed use of the applicable trademarks or brands does not continue to meet the above-described quality requirement.

(c)    Quality Control Covenants. Licensee undertakes not to commit, or omit, any act or pursue any course of conduct (and will use reasonable efforts to procure that each Sublicensee does not undertake any of the foregoing) which is reasonably likely to:

(i)    bring any of the Destination Marks, the Houghton Mifflin Harcourt brand, the HMH Products or HMH into disrepute;

(ii)    damage the goodwill or reputation attaching to any of the Destination Marks, the Houghton Mifflin Harcourt brand, the HMH Products or HMH;

(iii)    prejudice the validity or enforceability of any of the Destination Marks, the Houghton Mifflin Harcourt brand, or the HMH Products; or

(iv)    dilute or reduce the value of any of the Destination Marks, Houghton Mifflin Harcourt brand, HMH Products or any registrations thereof.

6.3    Copyright Covenants. Licensee will comply with applicable copyrights Laws in the Territory, and with the Universal Copyright Convention where applicable, in relation to any and all derivative works of any HMH Products created by Licensee or any permitted Sublicensee in accordance with the license right in Section 2.1 above or Section 2.2 above, including the inclusion of any required notices, and will take whatever steps are reasonably necessary to protect each such derivative work including any action required under the applicable Laws in the Territory.

6.4    Trademark Covenants. All use of the Destination Marks, the Harcourt Mark, and the Houghton Mifflin Harcourt brand by Licensee and any and all Sublicensees will inure to the benefit of HMH. Licensee will not, and it will use commercially reasonable best efforts to cause its Sublicensees not to, (a) use any of the Destination Marks, the Harcourt Mark, or the Houghton Mifflin Harcourt brand outside of the Fields (other than in China with respect to the Destination Marks) or the Territory, (b) register any confusingly similar trademarks or service marks to any of the Destination Marks, the Harcourt Mark, or the Houghton Mifflin Harcourt brand, (c) take any action intended to interfere with HMH’s use or registration of any of the Destination Marks, the Harcourt Mark, or the Houghton Mifflin Harcourt brand, or (d) take any action that would be the proximate cause of devaluing, disparaging, or otherwise harming the value or goodwill of any of the Destination Marks, the Harcourt Mark, or the Houghton Mifflin Harcourt brand. In the event that Licensee grants to any Third Party any rights in and to any of the Destination Marks or the Houghton Mifflin Harcourt brand, such grant of rights will include a requirement that such Party abide by the terms of this Agreement relating to the Destination Marks or the Houghton Mifflin Harcourt brand, including this Section 6.4.

7. Recordkeeping;	Reporting; Audit Rights.

7.1    Recordkeeping.

(a)    Licensee will keep, and will require its Sublicensees to keep, accurate and complete records necessary to substantiate compliance by Licensee or the applicable Sublicensee with the terms and conditions of this Agreement.

(b)    Upon Licensee becoming a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement, HMH will keep accurate and complete records necessary to substantiate compliance by HMH with Section 4.2(a) above.

7.2    Reporting.

(a)    Licensee will report on an annual basis to Licensor the following: (i) the HMH Products that have been used in any products or services sold by Licensee and each of its Sublicensees, including detail regarding which entity used each such HMH Product, and (ii) the Field in which such products or services were sold. Licensee will also notify Licensor in writing when it and each of its Sublicensees commences using any HMH Product that has not been previously used by the applicable entity; such notice to be delivered within 30 days after the applicable use.

(b)    Licensor will report to Licensee on an annual basis whether it is aware that any HMH ELL Destination Products or the HMH Products that are part of the Designated Basal Program have been used by HMH in any course offered by HMH in the ELL Field in the Territory, including detail regarding which entity used each such HMH Product.

7.3    Audit.

(a)    All records required to be kept by a Party or HMH and, in the case of Licensee, its Sublicensees, and in the case of HMH after the date on which Licensee becomes a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement, licensees of HMH Products that are the subject of the covenants in Section 4.2(a) above, (each such entity and such licensees and sublicensees respectively, the “Recordkeeping Party”) pursuant to Section 7.1 above will be available for inspection, copying and audit by, in the case of HMH after the date on which Licensee becomes a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement, Licensee and, in the case of Licensee, Daplon until the date on which Licensee becomes a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement and HMH thereafter (such auditing party, the “Auditing Party”), its representatives or, if the records to be audited include information regarding products or services with which the Auditing Party competes in the applicable Field and territory, an independent auditor no more than once per calendar year for each of the Recordkeeping Parties during normal business hours for a period of five (5) years following the period being audited; provided that (i) the Auditing Party will give the Recordkeeping Party to be audited reasonable written notice, not less than thirty (30) days in advance; (ii) such audit will not unreasonably interfere with the day-to-day operations of such Recordkeeping Party; (iii) such audit will be at the Auditing Party’s sole expense; and (iv) any audit will take place at the headquarters of such Recordkeeping Party or any location of such Recordkeeping Party at which material records are located. In the case of any audit performed by an independent auditor, such auditor may issue a written report to the Auditing Party that reports whether such Recordkeeping Party is in compliance with the applicable terms and conditions of this Agreement, including a summary of and sufficient detail regarding the extent of such compliance or lack thereof.

(b)    Notwithstanding the foregoing, in the event that the Auditing Party wishes an audit to be performed on the applicable records of a licensee or Sublicensee of HMH or Licensee, as applicable, the Auditing Party will provide written notice of such audit request to in the case of Daplon until the date on which Licensee becomes a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement and HMH thereafter as the Auditing Party, Licensee and, in the case of Licensee as the Auditing Party, HMH. During the thirty (30) day period following such written notice, the entity that received such notice will have the first right at its sole cost and expense, but not the obligation, to perform such audit using an independent auditor that is reasonably acceptable to the Auditing Party. If the entity that received such notice does not commence such audit during such thirty (30) day period, then the Auditing Party, at the Auditing Party’s expense, may perform the audit as provided herein. If the entity that received such notice elects to audit the applicable licensee or Sublicensee, then it will use commercially reasonable efforts to have the independent auditor complete the audit and deliver a written report to the Auditing Party that reports whether the applicable licensee or Sublicensee is in compliance with the applicable terms and conditions of this Agreement, including a summary of and sufficient detail regarding the extent of such compliance or lack thereof, within ninety (90) days following the Auditing Party’s above-described notice.

(c)    Notwithstanding the foregoing, in the event that a material breach of this Agreement is found in the applicable audit, in addition to any and all other rights and remedies that the Auditing Party may have, (A) the Auditing Party will be entitled to an additional audit in the applicable calendar year and (B) the cost of such audit will be borne by the Recordkeeping Party or the applicable licensee or Sublicensee.

8. Ownership.

8.1    HMH Products. Licensee hereby acknowledges that HMH will, at all times, retain all right, title and interest in, to and under the HMH Products and all related Intellectual Property Rights, and this Agreement will not be read or understood to convey to Licensee any title to any HMH Product or any related Intellectual Property Rights.

8.2    Derivative Works.

(a)    All right, title and interest in and under all derivative works of any HMH Products created prior to or on the Initial Transfer Date (as such term is defined in the Framework Agreement) by Licensee or any permitted Sublicensee in accordance with the license right in Section 2.1 above or Section 2.2 above, will vest in and be retained at all times by Licensor, and Licensee hereby assigns, for itself and on behalf of its permitted Sublicensees, all such right, title and interest therein and thereunder to Licensor. All right, title and interest in and under all derivative works of any HMH Products created after the Initial Transfer Date (as such term is defined in the Framework Agreement) by Licensee or any permitted Sublicensee in accordance with the license right in Section 2.1 above or Section 2.2 above, will vest in and be retained at all times by Licensee or the applicable Sublicensee. Notwithstanding anything to the contrary in this Agreement, Licensee’s ownership of any derivative work under this Agreement will not vest in Licensee any right, title or interest in or to any HMH Product from which such derivative work was derived.

(b)    Licensee will, and will require its Sublicensees in writing to, provide written notice to all of its employees and other Persons engaged to create derivative works of any HMH Product that HMH owns the HMH Products and that such HMH Products are subject to the terms and conditions, including the Field and Territory restrictions, of this Agreement.

8.3    Registration of Intellectual Property Rights. Licensee will not (and will not permit or authorize any Third Party to) apply to register any Intellectual Property Rights in or to any subject matter that is the same or similar to any HMH Product anywhere in the world, without the prior written consent of Licensor, which consent shall not be unreasonable withheld, delayed, or conditioned.

9.	Term and Termination.

9.1    Term. Unless earlier terminated in accordance with this Section 9, the term of this Agreement will commence on the Effective Date and continue until the date of expiration of the last to expire copyrights in the HMH Products.

9.2    Termination. Notwithstanding the provisions of Section 9.1 above, this Agreement may be terminated at any time in accordance with the following provisions:

(a)    Termination for Breach. Licensor or Licensee may terminate this Agreement if any other Party (the “Breaching Party”) materially breaches this Agreement, other than Section 6.2(c) above (which is contemplated by Section 9.2(b) below). The following provisions will apply in connection therewith.

(i)    The non-breaching Party must give no less than sixty (60) days prior written notice of the proposed termination to the Breaching Party.

(ii)    The Breaching Party will be entitled to materially remedy such breach within a further sixty (60)-day period, and if the breach is so remedied, the proposed termination will not occur.

(b)    Termination for Breach of Section 6.2(c). Licensor may terminate either (i) the ability of Licensee or a Sublicensee to access, use or otherwise exploit certain of the HMH Product(s) or (ii) this Agreement if Licensee or a Sublicensee (the “Licensee Breaching Party”) materially breaches Section 6.2(c) above. The following provisions will apply in connection therewith.

(i)    Licensor must give no less than sixty (60) days prior written notice of the applicable breach of Section 6.2(c) above;

(ii)    The Licensee Breaching Party will be entitled to materially remedy such breach within such sixty (60)-day period, and if the breach is so remedied, the proposed termination will not occur; and

(iii)    If Licensor exercises its rights under this Section 9.2(b), the resulting termination will be limited to the applicable Licensee Breaching Party’s access, use or other exploitation of the HMH Product(s) that is (or are) the subject of the applicable Licensee Breaching Party’s breach of Section 6.2(c) above;

provided, however, that, (A) in the case of breaches of Section 6.2(c) above by a Sublicensee, Licensee will terminate the applicable Sublicense Agreement if such Sublicensee breaches Section 6.2(c) above with respect to three (3) separate circumstances during any rolling twelve (12) month period and (B) in the case of breaches of Section 6.2(c) above by Licensee, Licensor will be entitled to terminate the entire Agreement if Licensee breaches Section 6.2(c) above with respect to five (5) separate circumstances during any rolling twelve (12) month period. For clarity, breaches that are cured in accordance with Section 9.2(b)(ii) above will not count toward the number of breaches specified in the foregoing clauses (A) and (B).

(c)    Bankruptcy.

(i)    If either Party is subject to a petition for relief under any bankruptcy legislation, or makes an assignment for the benefit of creditors, or is subject to the appointment of a receiver for all or a substantial part of such Party’s assets, and such petition, assignment or appointment is not dismissed or vacated within sixty (60) days, the other Party will have the right to terminate this Agreement in full upon written notice to such affected Party.

(ii)    Licensor may terminate this Agreement on written notice if Licensee initiates a court-administered bankruptcy process or commences a legal proceeding seeking liquidation, reorganization or other similar relief under applicable bankruptcy Laws.

(d)    Termination for Cessation of Business. Upon not less than thirty (30) days prior written notice, Licensor may terminate this Agreement if Licensee ceases to carry on its business or substantially the whole of its business and the rights granted to Licensee hereunder cease to be utilized, unless a successor or assign of Licensee has succeeded to and is conducting Licensee’s business or substantially the whole of its business. Licensee will be entitled to recommence its business or substantially the whole of its business within such thirty (30)-day period, and if Licensee so recommences its business, the proposed termination will not occur. For clarity, in the event that this Agreement is terminated in accordance with this Section 9.2(d), the provisions of Section 2.3(b)(ii) above shall apply.

(e)    Cumulative Rights. The termination rights set forth in this Section 9.2 are in addition and without prejudice to any other rights or remedies of a Party.

9.3    Effect of Termination.

(a)    Upon the expiration or termination of this Agreement for any reason, each Party will return or destroy the other Parties’ Confidential Information provided hereunder and Licensee will return to Licensor all of the HMH Products. Licensee and any Sublicensee will have the right for a period of five (5) years following any such termination to sell its remaining inventory of print publications produced under the license rights set forth in Section 2.1(a) above prior to the date of termination (the “Sell-Off Rights”); provided that Licensee any and all applicable Sublicensees will discontinue all sales of all such products and any derivative works thereof immediately upon the expiration of the Sell-Off Rights.

(b)    Upon expiration or termination of this Agreement for any reason, the following provisions will survive: Sections 1, 2.3(b)(ii), 2.3(c), 2.5, 2.6, 4.2(e), 7.3 (for the period specified therein), 8, 9.3, 10, 11, 12, 14, and 17, and, with respect to Sublicensees, Section 5. Notwithstanding the foregoing to the contrary, a Party will not have any obligation under Sections 2.3(c)(iii) above, Section 4.2(e) above or Section 11 below with respect to any events, facts, or circumstances that occur after the expiration or termination of this Agreement, other than with respect to any Claim, regardless of when asserted, if such Claim arises from events, facts, or circumstances that occurred prior to the expiration or termination of this Agreement.

10.	Representations and Warranties.

10.1    Licensor’s Representations and Warranties. Licensor represents and warrants to Licensee that:

(a)    it has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby (including, for the avoidance of doubt, granting all the licenses under Section 2.1 above and Section 2.2 above);

(b)    the execution, delivery and performance by Licensor of this Agreement and the consummation by Licensor of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Licensor and no other corporate proceeding is necessary for the execution and delivery of this Agreement by Licensor, the performance by Licensor of its obligations hereunder and the consummation by Licensor of the transactions contemplated hereby;

(c)    other than the Existing Third Party Licenses, the execution, delivery and performance by Licensor of this Agreement does not and will not violate or conflict with, result in a breach of, constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under, or permit cancellation of any agreement to which Licensor or any applicable Affiliate of Licensor is a party or by which any of them is bound; and

(d)    Licensor has not assigned, sold or transferred to any Person any Claim, whether known, unknown, or unknowable, that Licensor has or previously had against Licensee.

10.2    Licensee’s Representations and Warranties. Licensee represents and warrants to Licensor that:

(a)    it has the requisite power and authority to execute and deliver this Agreement and the ancillary agreements delivered herewith and to consummate the transactions contemplated hereby; and

(b)    the execution, delivery and performance by Licensee and, as applicable, its Affiliates, of this Agreement and the consummation by Licensee and, as applicable, its Affiliates, of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Licensee and, as applicable, its Affiliates, and no other corporate proceeding is necessary for the execution and delivery of this Agreement by Licensee and, as applicable, its Affiliates, the performance by Licensee and, as applicable, its Affiliates, of their obligations hereunder and the consummation by Licensee and, as applicable, its Affiliates, of the transactions contemplated hereby.

11.	Indemnification.

11.1    Licensor Indemnity. Licensor hereby agrees to indemnify and hold harmless Licensee and Licensee’s Affiliates and Sublicensees, and its and their respective directors, officers, employees and agents (“Licensee Indemnified Persons”) from and against any loss, liability, claim, damage or expense (“Damages”), which are suffered or incurred by any Licensee Indemnified Person and which arise from or as a result of or a direct consequence of a Third Party claim arising out of or relating to:

(a)    the gross negligence or willful misconduct of Licensor in the performance of Licensor’s obligations under this Agreement, or

(b)    a breach by Licensor of this Agreement, provided, however, that Licensor will not be obligated to indemnify a Licensee Indemnified Person for any Damages incurred by such Licensee Indemnified Person (i) to the extent attributable to any breach of this Agreement by Licensee, a Licensee Indemnified Person or Licensee’s contractors/licensees, or to any act or omission constituting gross negligence or willful misconduct on the part of Licensee, a Licensee Indemnified Person or Licensee’s contractors/licensees, or any action taken by Licensor or its Affiliates or its or their employees, agents, officers and directors upon the direction of Licensee or a Licensee Indemnified Person or (ii) arising from or as a result of or a direct consequence of a Third Party claim for infringement of Intellectual Property Rights arising from the use of the Destination Mark by a Licensee Indemnified Person.

11.2    Licensee Indemnity. Licensee hereby agrees to indemnify and hold harmless Licensor and Licensor’s Affiliates, and its and their directors, officers, employees and agents (“Licensor Indemnified Persons” and, together with Licensee Indemnified Persons, the “Indemnified Persons”, and each an “Indemnified Person”) from and against any Damages which are suffered or incurred by any Licensor Indemnified Person and which arise from or as a result or a direct consequence of a Third Party claim arising out of or relating to:

(a)    any translation, adaptation, publication, printing, licensing or sale of any derivative work created by Licensee or a Sublicensee pursuant to an exercise of rights under Section 2 above or any service in which any such derivative work is used, distributed or made available, including, without limitation any claim by a Third Party that any of the foregoing activities infringes, misappropriates or otherwise violates the Intellectual Property Rights of such Third Party,

(b)    the gross negligence or willful misconduct of Licensee or a Sublicensee in the performance of Licensee’s or a Sublicensee’s obligations under this Agreement, or

(c)    a breach by Licensee or any Sublicensee of this Agreement;

provided, however, that Licensee will not be obligated to indemnify a Licensor Indemnified Person for any Damages incurred by such Licensor Indemnified Person to the extent attributable to any breach of this Agreement by Licensor, a Licensor Indemnified Person or Licensor’s contractors/licensees, or to any act or omission constituting gross negligence or willful misconduct on the part of Licensor, a Licensor Indemnified Person or Licensor’s contractors/licensees, or any action taken by Licensee or its employees, agents, officers and directors upon the direction of Licensor or a Licensor Indemnified Person or that would otherwise constitute an indemnifiable claim pursuant to Section 11.1 above.

11.3    HMH Indemnity. Upon Licensee becoming a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement, in addition to HMH stepping into the place of Licensor for purposes of Section 11.1, HMH hereby agrees to indemnify and hold harmless the Licensee Indemnified Persons from and against any Damages which are suffered or incurred by any Licensee Indemnified Person and which arise from or as a result or a direct consequence of a Third Party claim arising out of or relating to, subject to the provisions of Section 2.4 above, a claim by a Third Party that the use of any HMH Product licensed hereunder infringes, misappropriates or otherwise violates its Intellectual Property Rights or contractual rights. Notwithstanding anything to the contrary herein, as per Section 2.5(b)(ii) of the Master License Agreement, HMH shall have no greater indemnification obligations to Licensee than it does to Daplon under the Master License Agreement.

11.4    Indemnification Procedure. The obligations and liabilities of a Party (and HMH upon Licensee becoming a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement) against which indemnification is sought hereunder with respect to claims resulting from the assertion of liability by Third Parties will be subject to this Section 11.3.

(a)    Promptly after receipt by any Indemnified Person of notice of any demand or claim or the commencement of any action, proceeding or investigation (an “Asserted Liability”) that could reasonably be expected to result in Damages with respect to which such Indemnified Person may be entitled to seek indemnification under this Agreement, the Indemnified Person will give notice thereof (a “Claim Notice”) to the Party obligated to provide indemnification pursuant to Section 11.1 above or 11.2 above (the “Indemnifying Person”). Each Claim Notice will describe the Asserted Liability in reasonable detail, and will indicate the amount (estimated, if necessary) of the Damages that have been or may be suffered by the Indemnified Person. The rights of any Indemnified Person to be indemnified hereunder will not be adversely affected by its failure to give, or its failure to timely give, a Claim Notice with respect thereto unless, and if so, only to the extent that, the Indemnifying Person is prejudiced thereby.

(b)    The Indemnifying Person will have the right, exercisable by written notice to the Indemnified Person within sixty (60) days after receipt of a Claim Notice from the Indemnified Person, to assume the defense of such Asserted Liability, using counsel selected by the Indemnifying Person and reasonably acceptable to the Indemnified Person, provided, that the Indemnifying Person has confirmed its indemnification obligation to such Indemnified Person under Section 11.1 above or 11.2 above, as applicable, with respect to such Asserted Liability. If the Indemnifying Person elects to assume the defense of the Asserted Liability, the Indemnifying Person will not be liable to the Indemnified Person for legal expenses incurred by the Indemnified Person in connection with the defense thereof. Subject to the foregoing, if the Indemnifying Person elects to defend such Asserted Liability, the Indemnified Person will reasonably cooperate in the defense against such Asserted Liability. If the Indemnifying Person elects not to defend the Asserted Liability or fails to notify the Indemnified Person of its election as herein provided (the “Non-Defending Person”), the Indemnified Person may pay, compromise or defend such Asserted Liability. The Non-Defending Person may participate, at its own expense, in the defense of such Asserted Liability. If the Indemnifying Person chooses to defend any claim, the Indemnified Person will make available to the Indemnifying Person any books, records or other documents applicable to such claims within its control, and the reasonable assistance of its employees.

(c)    If any Indemnifying Person has assumed the defense of an Asserted Liability in accordance with the terms hereof, it may not consent to the entry of judgment with respect to, or otherwise settle or compromise such Asserted Liability without the consent of the Indemnified Person if such judgment, settlement or compromise would (i) require payment by any Indemnified Person, (ii) materially adversely affect the rights granted to any Indemnified Person, (iii) constitute an admission of wrongdoing or fault of any Indemnified Person, or (iv) materially conflict with the terms of this Agreement. In the case of Licensee as the Indemnifying Person, Licensee will not make any admission or agree to any settlement or compromise that would have a material and adverse impact on any HMH Product without obtaining Licensor’s prior written consent. Regardless of whether the Indemnifying Person elects to assume the defense of the Asserted Liability in accordance with the terms hereof, the Indemnified Persons will not admit any liability with respect to, consent to the entry of judgment with respect to, or otherwise settle such Asserted Liability without the prior written consent of the Indemnifying Person, which consent will not be unreasonably withheld, delayed or conditioned. For clarity, in connection with any such settlement or compromise, Licensee will not have the right to sublicense any HMH Product other than as expressly set forth in Section 2.3 above.

12.	LIMITATION ON LIABILITY. EXCEPT FOR BREACH OF SECTION 14 BELOW (CONFIDENTIALITY), OR TO THE EXTENT ARISING FROM THE PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, ANY LOST PROFITS OR LOSS OF BUSINESS STEMMING FROM OR ARISING OUT OF THIS AGREEMENT, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT, STATUTE, OR ANY OTHER LEGAL THEORY, AND WHETHER SUCH FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR NOT. THE FOREGOING EXCLUSIONS OF DAMAGES ARE NOT INTENDED TO LIMIT THE INDEMNIFICATION OBLIGATIONS HEREUNDER TO THE EXTENT THAT THE THIRD PARTY CLAIMS COVERED BY SUCH OBLIGATIONS INCLUDE THE TYPE OF DAMAGES THAT ARE EXCLUDED HEREUNDER. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EACH PARTY OR ANY OF ITS AFFILIATES’ AGGREGATE LIABILITY UNDER THIS AGREEMENT TOGETHER WITH ALL OTHER LIABILITY FOR INDEMNIFICATION OBLIGATIONS OR OTHERWISE UNDER THE FRAMEWORK AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT ENTERED INTO OR DELIVERED IN CONNECTION WITH THE TRANSACTIONS AND RESTRUCTURING (AS DEFINED IN THE FRAMEWORK AGREEMENT) EXCEED THE MONETARY LIMITATIONS SET FORTH IN SECTION 9.2(D) OR 9.3(B), AS APPLICABLE, OF THE FRAMEWORK AGREEMENT. FOR THE AVOIDANCE OF DOUBT, UPON LICENSEE BECOMING A DIRECT LICENSEE OF HMH UNDER SECTION 2.5(B)(II) OF THE MASTER LICENSE AGREEMENT, THE PRECEDING SENTENCE SHALL NOT APPLY TO HMH.

13.	Third Party Infringement.

13.1    Notice. Each Party will promptly notify the other Party in writing of any actual or suspected infringement or misappropriation in the Territory of any HMH Product or related Intellectual Property Rights (any such infringement or misappropriation in the Territory, a “Third Party Infringement”). Such notification will include details of the identity of the infringing Third Party and the infringing act in the Territory.

13.2    Enforcement.

(a)    Licensor’s Rights. In the case of any Third Party Infringement, as between the Parties, Licensor shall have the sole right, but not the obligation, under its own control and at its own expense, to enforce the Intellectual Property Rights in the applicable HMH Products against the applicable Third Party. Licensor may enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action hereunder, but shall not grant any license for said Intellectual Property Rights that would conflict with the Intellectual Property Rights granted by Licensor to Licensee under this Agreement, without the prior written consent of Licensee. At the cost and expense of Licensor, Licensee shall reasonably assist Licensor in any action or proceeding being prosecuted by Licensor if so requested, and shall join such action or proceeding if reasonably requested by Licensee or required by applicable Law.

(b)    Licensee’s Rights. If, within three (3) months after written notice of any Third Party Infringement, Licensor has not exercised its rights in Section 13.2(a) above with respect to such Third Party Infringement, then Licensor shall give notice to Licensee reasonably in advance of any deadline for such enforcement and, Licensee shall have the right in its sole discretion to bring suit on its own behalf, at its own expense, solely with respect to such specific claim of infringement. At the cost and expense of Licensee, Licensor shall reasonably assist Licensee in any action or proceeding being prosecuted by Licensee if so requested, and shall join such action or proceeding if reasonably requested by Licensee or required by applicable Law.

(c)    Settlements. Notwithstanding the foregoing to the contrary, (i) neither Licensor nor Licensee will make any admission or agree to any settlement or compromise that would have a material and adverse impact on such other Party, or otherwise obligate such other Party to pay financial consideration, without obtaining such other Party’s prior written consent and (ii) Licensee will not make any admission or agree to any settlement or compromise that would have a material and adverse impact on any HMH Product without obtaining Licensor’s prior written consent. For clarity, in connection with any such settlement or compromise, Licensee will not have the right to sublicense any HMH Product other than as expressly set forth in Section 2.3 above.

(d)    Recovery. Any recovery obtained from such proceedings will accrue to the Party that brought the applicable action or proceeding.

14.	Confidentiality.

14.1    Use and Disclosure of Confidential Information. Each Party acknowledges that, in connection with the negotiation of and the transactions contemplated by this Agreement, it will obtain access to the Confidential Information of the other Party. From and after the date hereof, all Confidential Information conveyed by Disclosing Party will be used by Receiving Party solely as required or otherwise reasonably necessary to perform its obligations, exercise or enforce its rights under this Agreement or comply with applicable Law, and for no other purpose. The Receiving Party will not disclose, or permit the disclosure of, any of the Disclosing Party’s Confidential Information to any Person except those Persons to whom such disclosure is reasonably necessary to permit the Receiving Party to perform its obligations, exercise or enforce its rights under this Agreement or comply with applicable Law. The Receiving Party will treat, and will cause its Affiliates and its and their Representatives and to treat, the Disclosing Party’s Confidential Information as confidential, using the same degree of care as the Receiving Party normally employs to safeguard its own confidential information from unauthorized use or disclosure, but in no event less than a reasonable degree of care. Notwithstanding the foregoing, nothing contained herein will limit or restrict Licensee’s or its Affiliates’ right to use the HMH Products for any purpose that is consistent with the licenses granted pursuant to Section 2 above of this Agreement.

14.2    Disclosure Required by Law. In the event that the Receiving Party is requested pursuant to, or required by, applicable Law to disclose any of the Confidential Information, it will use all reasonable efforts to notify the Disclosing Party (if permitted by Law) in a timely manner so that the Disclosing Party may seek a protective order or other appropriate remedy. Each Party will reasonably cooperate in connection with any reasonable actions to be taken for the foregoing purpose. In any event, the Receiving Party may furnish the Confidential Information as requested or required pursuant to applicable Law (subject to any such protective order or other appropriate remedy) without liability under this Agreement, provided that the Receiving Party furnishes only that portion of the Confidential Information which the Receiving Party is advised by of its counsel is legally required, and the Receiving Party exercises reasonable efforts to obtain reliable assurances that confidential treatment will be accorded such Confidential Information.

14.3    Terms of this Agreement.

(a)    Neither of the Parties will disclose any of the terms of this Agreement or the other agreements referred to herein to any Third Party without the prior written consent of the other Parties. Notwithstanding the foregoing, any Party may disclose such terms as are required to be disclosed to (i) its accountants and advisors who have a “need-to-know” solely for the purpose of providing services to such Party, including without limitation the preparation of such Party’s periodic financial statements and reports and tax returns, (ii) any bona fide potential licensee or Sublicensee and its advisors, or (iii) existing and potential investors, lenders and acquirers and the accountants and advisors of any of the foregoing; provided, however, that any such recipient is bound by a written agreement (or in the case of attorneys or other professional advisors, formal ethical duties) requiring such recipients to treat, hold and maintain the terms of this Agreement as confidential information and only use the terms of this Agreement to (A) in the case of the foregoing clause (i), provide services to the applicable Party, (B), in the case of the foregoing clause (ii), consider taking the applicable license or sublicense and, if so taken, exercise the permitted license or sublicense rights, and (C) in the case of the foregoing clause (iii), consider or advise on a potential investment, loan or acquisition.

(b)    In addition, this Agreement and the other agreements referred to herein and terms hereof and thereof may be disclosed by any Party in connection with its periodic financial statements and reports and tax returns, to enforce its rights under this Agreement or such other agreements or as otherwise required pursuant to applicable Law, rule or regulation of any governmental or regulatory organization; provided that, before making such a disclosure as required by Law, rule or regulation, such Party will inform the other Party in writing a reasonable time prior to such required disclosure, will provide such other Party with a copy of the text of such proposed disclosure sufficiently in advance of the proposed disclosure to afford such other Party a reasonable opportunity to review and comment upon the proposed disclosure (including, if applicable, the redacted version of this Agreement or other agreement referred to herein) and will reasonably consider, consistent with applicable Law, rule and regulation (including interpretations thereof), the requests of such other Party regarding confidential treatment for such disclosure.

15.	Bankruptcy Treatment. Licensor hereby waives any rights or remedies it may have (or any of its Affiliates may have on its behalf) under any local, state, federal or foreign insolvency, bankruptcy or other laws (“Bankruptcy Laws”), including but not limited to 11 U.S.C. Section 365 or any provision of any Bankruptcy Laws similar thereto, to reject, cancel, suspend, modify or terminate this Agreement or any rights granted hereunder to Licensee or any of its Sublicensees. Licensor agrees that 11 U.S.C. Section 365(n) and any provision of any other Bankruptcy Law similar thereto shall apply to this Agreement.

16.	[Intentionally omitted.]

17.	Miscellaneous.

17.1    Entire Agreement; Modification.

(a)    The following are collectively intended to be the entire and complete statement of the terms of the agreement between the Parties with respect to the subject matter hereof:

(i)    this Agreement; and

(ii)    all Exhibits attached to this Agreement,

which supersede any prior written or oral agreement or understandings between the Parties, including but not limited to the October 2011 Rise HK Agreement and the December 2012 Rise HK Agreement, which are hereby amended, replaced, and restated by this Agreement.

(b)    This Agreement may be amended, modified, or supplemented only in a writing signed by the Parties.

(c)    Registration/Recordation and Submission of Agreement. Subject to the provisions herein and notwithstanding anything to the contrary in Section 14, in the event that a Party or its Sublicensee is required to disclose this Agreement (or any portion of this Agreement) to a Governmental Body under applicable Law or as reasonably necessary for enabling payments under applicable Law between the Parties or a Party and its Sublicensee, such Party shall, and shall cause the applicable Sublicensee to, provide prior written notice to the other Party of such disclosure requirement and the Parties shall cooperate in good faith to prepare and execute an abbreviated license agreement in form and substance reasonably acceptable to both Parties, solely for purposes of such disclosure, and any other documents in connection with such disclosure required by such Governmental Body, and submit to such Governmental Body such abbreviated license agreement along with such documents required by such Governmental Body. Notwithstanding the existence of any such executed abbreviated license agreement or other document, the terms and conditions of this Agreement shall control in all respects in the event of any conflicting terms and conditions or dispute regarding the interpretation, applicability or enforcement of such abbreviated license agreement or other document. Licensee covenants that any Sublicense Agreement executed or amended and restated in its entirety on or after the date hereof shall contain a provision requiring that, notwithstanding the existence of any executed abbreviated license agreement or other document concerning the license rights contemplated under this Agreement, the terms and conditions of the applicable Sublicense Agreement shall control in all respects in the event of any conflicting terms and conditions or dispute regarding the interpretation, applicability or enforcement of such abbreviated license agreement or other document.

17.2    Expenses. Except as specifically provided herein, Licensor and Licensee will each pay its own expenses (including the fees and expenses of their respective agents, representatives, counsel and accountants) incidental to the preparation, negotiation, and consummation of this Agreement and the transactions contemplated hereby.

17.3    Notices. Any notice, request, demand or other communication given by any Party under this Agreement (each a “notice”) will be in writing, may be given by a Party or its legal counsel, and will be deemed to be duly given (i) when personally delivered, or (ii) upon delivery by an internationally recognized express courier service which provides evidence of delivery, or (iii) when three business days have elapsed after its transmittal by registered or certified mail, postage prepaid, return receipt requested, addressed to the Party to whom directed at that Party’s address as it appears below or another address of which that Party has given notice, or (iv) one business day after transmittal when delivered by facsimile transmission if a copy thereof is also delivered in person or by overnight courier. Notices of address change will be effective only upon receipt notwithstanding the provisions of the foregoing sentence.

If to Daplon, to:

Daplon Limited

75 St. Stephen’s Green

4th Floor

Dublin 2

Ireland

Attention: Garrett Power

Facsimile: +353-1-511-0105

With a copy to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Sarah A.W. Fitts

Telephone: +1-212-909-6251

Facsimile: +1-212-521-7051

If to Licensee, to:

RISE Education Hong Kong Limited

Room 1505, 15th Floor,

World-Wide House, 19 Des Voeux Road

Central, Hong Kong

Attention: Mr. Paul Wang

provided, however, that if any Party will have designated a different address by notice to the others, then to the last address so designated.

17.4    Successors and Assigns; Assignment. This Agreement or any part thereof, may not be assigned or transferred by any Party, by operation of law or otherwise, without the prior written consent of the other Party, such consent not to be unreasonably withheld, except that either Licensee or Licensor (the “Assigning Party”) may assign or transfer this Agreement in whole, by operation of law or otherwise, without the consent of any other Party (the “Non- Assigning Party”) in connection with the transfer and sale of all or substantially all of the assets, equity or business of the Assigning Party to which this Agreement relates, provided that the Person acquiring the Assigning Party or applicable assets, equity or business expressly assumes, in a writing delivered to the Non-Assigning Party, all of the terms and conditions of this Agreement. Notwithstanding the foregoing to the contrary, without the prior written consent of Licensor, the Licensee may not assign or transfer this Agreement to any Excluded Third Party or to any Third Party that has been finally adjudged by a court of competent jurisdiction in the last five (5) years to be liable for willful copyright infringement or its substantial equivalent under foreign law. A Change of Control results in an assignment for purposes of this Section 17.4, provided that (i) an underwritten initial public offering of the equity securities of any Party or (ii) the acquisition of securities by any party that holds any equity interest in the Assigning Party on the Effective Date of this Agreement shall not be deemed a Change of Control or an assignment under this Section 17.4. Subject to the forgoing, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

17.5    Waivers. The failure of a Party hereto at any time or times to require performance of any provision hereof will in no manner affect its right at a later time to enforce the same. No waiver by a Party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement will be effective unless in writing, and no waiver in any one or more instances will be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

17.6    Captions, Section Headings. As used in this Agreement, “including” means “including but not limited to”, and “herein”, “hereof” and “hereunder” refer to this Agreement as a whole. The Section headings used herein are for reference and convenience only, and shall not enter into the interpretation of this Agreement. Unless otherwise expressly provided herein, any reference to a number of “days” hereunder shall refer to calendar days. References to Sections include subsections, which are part of the related Section (e.g., a section numbered “Section 3.1(a)(i)” would be part of “Section 3”, and references to “Section 3” would also refer to material contained in the section described as “Section 3.1(a)(i)”).

17.7    Governing Law; Consent to Jurisdiction. All disputes, claims or controversies arising out of or related to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby will be governed by and construed in accordance with the Laws of the state of New York without regard to its rules of conflict of Laws that would result in the application of the law of another jurisdiction. Each of the Parties hereto hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the courts of the state of New York and of the federal district court situated in the Southern District of New York located in Manhattan, New York (the “New York Courts”) for any litigation between the Parties hereto arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement. Each of the Parties hereto also irrevocably and unconditionally waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any court or other forum anywhere in the world that such litigation brought in the New York Courts has been brought in an inconvenient forum or that there are indispensable parties to such litigation that are not subject to the jurisdiction of the New York Courts, or any other claim that would result in the Party avoiding adjudication of the litigation in the New York Courts.

17.8    Cooperation; Severability. Each Party will cooperate fully with the other in order to give full effect to the rights granted hereunder, including the execution of further documents and taking such actions as reasonable necessary in connection therewith. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition and unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction, and the parties will use their best efforts to amend this agreement, consistent with applicable legal obligations, to achieve the original intent of the parties hereunder.

17.9    No Third Party Beneficiaries. Except for (a) any Sublicensee for purposes of enforcing rights under Section 2.3(b)(ii) above and as provided in Section 17.12 below, and (b) the potential non-Party indemnities identified in Section 11 above, there shall be no third-party beneficiaries, either express or implied, to this Agreement.

17.10    Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Unless expressly indicated otherwise, illustrations or examples are not meant to be interpreted by means of limitation.

17.11    Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, and such counterparts will together constitute one and the same instrument. A facsimile or electronic transmission in portable data format of an executed counterpart signature page will be deemed an original.

17.12    Third-Party Beneficiary. Until Licensee becomes a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement, HMH is a third-party beneficiary to this Agreement, with full power and authority to enforce its terms and conditions against the Licensee, but only in connection with the protection of its interest in the HMH Products and related Intellectual Property Rights licensed to Licensee under this Agreement.

17.13    Reversal. Notwithstanding anything to the contrary contained herein, in the event the Final Transfer Date (as defined in the Framework Agreement) does not occur in accordance with the terms and conditions of the Framework Agreement, this Agreement shall be null and void ab initio and the Parties agree that and each Party shall, and shall cause its Affiliates to, take any and all actions to the extent necessary to reverse the transactions that have occurred and to return any payments made prior to the termination of this Agreement so that the Parties will be in a position as if the transactions covered by this Agreement had not occurred. The cost for such reversal shall be borne in accordance with the terms of the Framework Agreement. For the avoidance of doubt, upon Licensee becoming a direct licensee of HMH under Section 2.5(b)(ii) of the Master License Agreement, the preceding sentence shall not apply to HMH.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the date first above written.

DAPLON LIMITED

By:	/s/ Barry O’Callaghan
Name
Title

RISE EDUCATION HONG KONG LTD.

By:	/s/ Paul Wang
Name
Title

[Signature Page to Amended and Restated License Agreement - Rise Education Hong Kong Ltd.]

EXHIBIT A

HMH PRODUCTS.

Attached is Exhibit A as included within the Master License Agreement, but excluding (i) the HMH Indian/IB Schools Other Backlist Products and (ii) the HMH Indian/IB Schools Other Frontlist Products. The page numbers refer to Exhibit A as included within the Master License Agreement and should be disregarded for purposes of this Exhibit A of this Agreement.

Ex. A: Page 1

EXHIBIT A

HMH ELL Destination Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Destination Success LMS 4	N/A	N/A	Source	Yes	No
Math	N/A	N/A		Yes	No
Edmark House Series: Millie’s Math House	N/A	N/A	Source	Yes	No
Destination Math (MSCI)	N/A	N/A	Source	No	No
Destination Math (MSCII)	N/A	N/A	Source	No	No
Destination Math (MSCIII)	N/A	N/A	Source	No	No
Destination Math (MSCIV)	N/A	N/A	Source	No	No
Destination Math (MSCV)	N/A	N/A	Source	No	No
Destination Math (MA1_1)	N/A	N/A	Source	No	No
Destination Math (MA1_2)	N/A	N/A	Source	No	No
Edmark Mighty Math	N/A	N/A		Yes	No
Astro Algebra	N/A	N/A	Source	Yes	No
Calculating Crew	N/A	N/A	Source	Yes	No
Carnival Countdown	N/A	N/A	Source	Yes	No
Cosmic Geometry	N/A	N/A	Source	Yes	No
Number Heroes	N/A	N/A	Source	Yes	No
Zoo Zillions	N/A	N/A	Source	Yes	No
English	N/A	N/A		Yes	No
Edmark House Series: Bailey’s Book House	N/A	N/A	Source	Yes	No
Destination Reading 1	N/A	N/A	Source	No	No
Destination Reading 2	N/A	N/A	Source	No	No
Destination Reading 3	N/A	N/A	Source	No	No
Destination Reading 4	N/A	N/A	Source	No	No
Science	N/A	N/A		Yes	No
Edmark House Series: Sammy’s Science House	N/A	N/A	Source	Yes	No
Edmark Thinkin’ Things	N/A	N/A		Yes	No
Collection 1	N/A	N/A	Source	Yes	No

Ex. A: Page 2

EXHIBIT A

HMH ELL Destination Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Collection 2	N/A	N/A	Source	Yes	No
Collection 3	N/A	N/A	Source	Yes	No
Logal	N/A	N/A		Yes	No
High School Science Explorer Series	N/A	N/A	Goldmaster	Yes	No
High School Science Gateways Series	N/A	N/A	Goldmaster	Yes	No
Middle School Science Gateways Series	N/A	N/A	Goldmaster	Yes	No
Social Studies	N/A	N/A		Yes	No
Edmark House Series: Trudy’s Time and Place	N/A	N/A	Source	Yes	No
Educational Games	N/A	N/A		Yes	No
Cluefinders	N/A	N/A		Yes	No
3rd Grade Adventures: The Mystery of Mathra	N/A	N/A	Source	Yes	No
4th Grade Adventures: Puzzle of the Pyramid	N/A	N/A	Source	Yes	No
5th Grade Adventures: The Secret of the Living Volcano	N/A	N/A	Source	Yes	No
6th Grade Adventures: The Empire of the plant People	N/A	N/A	Source	Yes	No
Math Adventures	N/A	N/A	Source	Yes	No
Reading Adventures	N/A	N/A	Goldmaster	Yes	No
Search and Solve Adventures	N/A	N/A	Source	Yes	No
The Incredible Toy Story Adventure	N/A	N/A	Goldmaster	Yes	No
Mystery Mansion Arcade	N/A	N/A	Goldmaster	Yes	No
Starflyers	N/A	N/A		Yes	No
Alien Space Chase	N/A	N/A	Goldmaster	Yes	No
Royal Jewel Rescue	N/A	N/A	Source	Yes	No
Mavis Beacon Teaches Typing	N/A	N/A	Source	Yes	No
Oregon Trail	N/A	N/A	Source	Yes	No

Ex. A: Page 3

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
HM Reading 08
Grade 5	2008				Yes
Anthology Audio CD	2008	9780618385386	GM	No	Yes
Practice Book Volume 1	2008	9780618384785	PDF	No	Yes
Practice Book Volume 2	2008	9780618384792	PDF	No	Yes
Theme 1 Teacher’s Edition	2008	9780618851720	PDF	No	Yes
Theme 2 Teacher’s Edition	2008	9780618851737	PDF	No	Yes
Theme 3 Teacher’s Edition	2008	9780618851744	PDF	No	Yes
Theme 4 Teacher’s Edition	2008	9780618851751	PDF	No	Yes
Theme 5 Teacher’s Edition	2008	9780618851768	PDF	No	Yes
Theme 6 Teacher’s Edition	2008	9780618851775	PDF	No	Yes
Teacher’s Resource Blackline Masters	2008	9780618385164	PDF	No	Yes
Practice Book (TAE) Volume 1	2008	9780618384907	PDF	No	Yes
Practice Book (TAE) Volume 2	2008	9780618384914	PDF	No	Yes
Instruction Masters/Transparencies & Strategy Posters	2008	9780618385010	PDF	No	Yes
Integrated Theme Tests (pkg 35 & TAE)	2008	9780618385959	PDF	No	Yes
Weekly Skills Test BLMs/TAE	2008	9780618618958	PDF	No	Yes
Benchmark Progress Tests (pkg of 35 & TAE)	2008	9780395750186	PDF	No	Yes
Baseline Group Test (BLMs & TM)	2008	9780395763759	PDF	No	Yes
Grade 6	2008				Yes
Anthology Audio CD	2008	9780618385393	GM	No	Yes
Practice Book Volume 1	2008	9780618384808	PDF	No	Yes
Practice Book Volume 2	2008	9780618384815	PDF	No	Yes
Theme 1 Teacher’s Edition	2008	9780618851799	PDF	No	Yes
Theme 2 Teacher’s Edition	2008	9780618851805	PDF	No	Yes
Theme 3 Teacher’s Edition	2008	9780618851812	PDF	No	Yes
Theme 4 Teacher’s Edition	2008	9780618851829	PDF	No	Yes

Ex. A: Page 4

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Theme 5 Teacher’s Edition	2008	9780618851836	PDF	No	Yes
Theme 6 Teacher’s Edition	2008	9780618851843	PDF	No	Yes
Teacher’s Resource Blackline Masters	2008	9780618385171	PDF	No	Yes
Practice Book (TAE) Volume 1	2008	9780618384921	PDF	No	Yes
Practice Book (TAE) Volume 2	2008	9780618384938	PDF	No	Yes
Instruction Masters/Transparencies & Strategy Posters	2008	9780618385027	PDF	No	Yes
Integrated Theme Tests (pkg of 35 & TAE)	2008	9780618385966	PDF	No	Yes
Weekly Skills Test BLMs/TAE	2008	9780618618965	PDF	No	Yes
Benchmark Progress Tests (pkg of 35 & TAE)	2008	9780395750193	PDF	No	Yes
Baseline Group Test (BLMs & TM)	2008	9780395763766	PDF	No	Yes
EO Lang 07
Introductory Course	2007
Annotated Teacher’s Edition	2007	9780618601493	PDF	No	Yes
•Diagnostic Screening Tests for Grammar, Usage, and Mechanics	2007	9780030535345	PDF	No	Yes
Grammar, Usage, and Mechanics: Language Skills Practice Answer Key	2007	9780030563584	PDF	No	Yes
Grammar, Usage, and Mechanics: Languages Skills Practice	2007	9780030563492	PDF	No	Yes
Sentences and Paragraphs	2007	9780030563140	PDF	No	Yes
Spelling Lessons and Activities	2007	9780030563263	PDF	No	Yes
Spelling Teacher’s Guide	2007	9780030575815	PDF	No	Yes
Vocabulary Workshop Answer Keys Grade 6-12	2007	9780030574160	PDF	No	Yes
Vocabulary Workshop	2007	9780030560231	PDF	No	Yes
Vocabulary Workshop Tests	2007	9780030562976	PDF	No	Yes
Alternative Readings Book	2007	9780030572913	PDF	No	Yes
Assessment Alternatives Book	2007	9780030575662	PDF	No	Yes

Ex. A: Page 5

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Chapter Tests Book	2007	9780030563775	PDF	No	Yes
Chapter Tests in Standardized Test Formats	2007	9780030563867	PDF	No	Yes
Combining Sentences Book	2007	9780030563065	PDF	No	Yes
Communications Book	2007	9780030564031	PDF	No	Yes
Designing Your Writing: Strategies for Middle School Students	2007	9780030563294	PDF	No	Yes
Developmental Language Skills Book	2007	9780030700583	PDF	No	Yes
Developmental Language Skills Teacher’s Notes and Answer Key	2007	9780030700675	PDF	No	Yes
Media Literacy and Communication Skills	2007	9780030573989	PDF	No	Yes
Teaching Strategies for English-Language Learners	2007	9780030647383	PDF	No	Yes
Holt Interactive Spelling CD-ROM	2007	9780030676499	GM	No	Yes
First Course	2007				Yes
Annotated Teacher’s Edition	2007	9780030796876	PDF	No	Yes
•Diagnostic Screening Tests for Grammar, Usage, and Mechanics	2007	9780030535376	PDF	No	Yes
Grammar, Usage, and Mechanics: Language Skills Practice Answer Key	2007	9780030563591	PDF	No	Yes
Grammar, Usage, and Mechanics: Languages Skills Practice	2007	9780030563515	PDF	No	Yes
Sentences and Paragraphs	2007	9780030563164	PDF	No	Yes
Spelling Lessons and Activities	2007	9780030563270	PDF	No	Yes
Spelling Teacher’s Guide	2007	9780030639982	PDF	No	Yes
Vocabulary Workshop Answer Keys Grade 6-12	2007	9780030574160	PDF	No	Yes
Vocabulary Workshop First Course	2007	9780030560248	PDF	No	Yes
Vocabulary Workshop Tests	2007	9780030562983	PDF	No	Yes
Alternative Readings Book	2007	9780030572920	PDF	No	Yes

Ex. A: Page 6

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Assessment Alternatives Book	2007	9780030575730	PDF	No	Yes
Chapter Tests Book	2007	9780030563782	PDF	No	Yes
Chapter Tests in Standardized Test Formats	2007	9780030563874	PDF	No	Yes
Combining Sentences Book	2007	9780030563072	PDF	No	Yes
Communications Book	2007	9780030564048	PDF	No	Yes
Designing Your Writing: Strategies for Middle School Students	2007	9780030563294	PDF	No	Yes
Developmental Language Skills	2007	9780030700590	PDF	No	Yes
Developmental Language Skills Teacher’s Notes and Answer Key	2007	9780030700682	PDF	No	Yes
Media Literacy and Communication Skills Book	2007	9780030573996	PDF	No	Yes
Teaching Strategies for English-Language Learners	2007	9780030647390	PDF	No	Yes
Holt Interactive Spelling CD-ROM	2007	9780030676512	GM	No	Yes
Second Course	2007				Yes
Annotated Teacher’s Edition	2007	9780030796883	PDF	No	Yes
Diagnostic Screening Tests for Grammar, Usage, and Mechanics Book	2007	9780030535383	PDF	No	Yes
Grammar, Usage, and Mechanics: Language Skills Practice Answer Key	2007	9780030563614	PDF	No	Yes
Grammar, Usage, and Mechanics: Languages Skills Practice	2007	9780030563522	PDF	No	Yes
Sentences and Paragraphs	2007	9780030563171	PDF	No	Yes
Spelling Lessons and Activities Book	2007	9780030563287	PDF	No	Yes
Spelling Teacher’s Guide	2007	9780030640346	PDF	No	Yes
Vocabulary Workshop Answer Keys Grade 6-12	2007	9780030574160	PDF	No	Yes
Vocabulary Workshop Second Course	2007	9780030560279	PDF	No	Yes
Vocabulary Workshop Tests	2007	9780030562990	PDF	No	Yes

Ex. A: Page 7

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Alternative Readings Book	2007	9780030572937	PDF	No	Yes
Assessment Alternatives Book	2007	9780030572937	PDF	No	Yes
Chapter Tests Book	2007	9780030563799	PDF	No	Yes
Chapter Tests in Standardized Test Formats	2007	9780030563881	PDF	No	Yes
Combining Sentences Book	2007	9780030563089	PDF	No	Yes
Communications Book	2007	9780030564062	PDF	No	Yes
Designing Your Writing: Strategies for Middle School Students	2007	9780030563294	PDF	No	Yes
Developmental Language Skills Book	2007	9780030700613	PDF	No	Yes
Developmental Language Skills Teacher’s Notes and Answer Key	2007	9780030700699	PDF	No	Yes
Media Literacy and Communication Skills Book	2007	9780030574016	PDF	No	Yes
Teaching Strategies for English-Language Learners	2007	9780030647413	PDF	No	Yes
Holt Interactive Spelling CD-ROM	2007	9780030676529	GM	No	Yes
EO Lit 07
Introductory Course
Annotated Teacher’s Edition	2007	9780030424229	PDF	No	Yes
The Holt Reader	2007	9780030790188	PDF	No	Yes
The Holt Reader Teacher’s Manual	2007	9780030790270	PDF	No	Yes
Holt Adapted Reader	2007	9780030798016	PDF	No	Yes
Holt Adapted Reader Answer Key	2007	9780030359095	PDF	No	Yes
Holt Assessment: Literature, Reading, and Vocabulary	2007	9780030789922	PDF	No	Yes
Holt Assessment: Writing, Listening, and Speaking	2007	9780030790010	PDF	No	Yes
Language Handbook Worksheets Answer Key	2007	9780030739279	PDF	No	Yes
Language Handbook Worksheets	2007	9780030739170	PDF	No	Yes
Vocabulary Development	2007	9780030790638	PDF	No	Yes
Audio CD Library	2007	9780030789670	GM	No	Yes

Ex. A: Page 8

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
PowerNotes Lesson Presentations with Video CD-ROM	2007	9780030424335	GM	No	Yes
Holt Multicultural Reader	2007	9780030785917	PDF	No	Yes
Holt Multicultural Reader Teacher’s Guide	2007	9780030785979	PDF	No	Yes
Holt Reading Solutions	2007	9780030790362	PDF	No	Yes
Visual Connections VHS Program	2007	9780030738623	GM	No	Yes
First Course	2007				Yes
Annotated Teacher’s Edition	2007	9780030424236	PDF	No	Yes
Holt Adapted Reader	2007	9780030798023	PDF	No	Yes
Holt Adapted Reader Answer Key	2007	9780030359095	PDF	No	Yes
Holt Assessment: Literature, Reading, and Vocabulary	2007	9780030789939	PDF	No	Yes
Holt Assessment: Writing, Listening, and Speaking	2007	9780030790027	PDF	No	Yes
Language Handbook Worksheets Answer Key	2007	9780030739286	PDF	No	Yes
Language Handbook Worksheets	2007	9780030739187	PDF	No	Yes
The Holt Reader	2007	9780030790195	PDF	No	Yes
The Holt Reader Teacher’s Manual	2007	9780030790287	PDF	No	Yes
Vocabulary Development	2007	9780030790645	PDF	No	Yes
Audio CD Library	2007	9780030789687	GM	No	Yes
PowerNotes Lesson Presentations with Video CD-ROM	2007	9780030424342	GM	No	Yes
Holt Multicultural Reader	2007	9780030785924	PDF	No	Yes
Holt Multicultural Reader Teacher’s Guide	2007	9780030785986	PDF	No	Yes
Holt Reading Solutions	2007	9780030790379	PDF	No	Yes
Visual Connections VHS Program	2007	9780030738630	GM	No	Yes
Second Course	2007				Yes
Annotated Teacher’s Edition	2007	9780030424243	PDF	No	Yes
The Holt Reader	2007	9780030790218	PDF	No	Yes
The Holt Reader Teacher’s Manual	2007	9780030790294	PDF	No	Yes
Holt Adapted Reader	2007	9780030798030	PDF	No	Yes

Ex. A: Page 9

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Holt Adapted Reader Answer Key	2007	9780030359095	PDF	No	Yes
Holt Assessment: Literature, Reading, and Vocabulary	2007	9780030789946	PDF	No	Yes
Holt Assessment: Writing, Listening, and Speaking	2007	9780030790034	PDF	No	Yes
Language Handbook Worksheets Answer Key	2007	9780030739293	PDF	No	Yes
Language Handbook Worksheets	2007	9780030739194	PDF	No	Yes
Vocabulary Development	2007	9780030790669	PDF	No	Yes
Audio CD Library	2007	9780030789694	GM	No	Yes
PowerNotes Lessons Presentations with Video CD-ROM	2007	9780030424373	GM	No	Yes
Holt Multicultural Reader	2007	9780030785931	PDF	No	Yes
Holt Multicultural Reader Teacher’s Guide	2007	9780030785993	PDF	No	Yes
Holt Reading Solutions	2007	9780030790386	PDF	No	Yes
Visual Connections VHS Program	2007	9780030738647	GM	No	Yes
Holt Science and Technology Short Course Series
Life Science Visual Concepts CD-ROM	2005	9780030369322	GM	No	Yes
Earth Science Visual Concepts CD-ROM	2005	9780030369339	GM	No	Yes
Physical Science Visual Concepts CD-ROM	2005	9780030369346	GM	No	Yes
HM Reading 08
Grade K
Practice Book Volume 1	2008	9780618384686	PDF	No	Yes
Practice Book Volume 2	2008	9780618384693	PDF	No	Yes
Welcome To School Big Books (includes first 2 titles below)	2008	9780618088898	PDF	No	Yes
From Apples to Zebras: A Book of ABC’s	2008	9780618034314	PDF	No	Yes
Higglety Pigglety: A Book of Rhymes	2008	9780618034307	PDF	No	Yes
In The Big Blue Sea	2008	9780618034123	PDF	No	Yes
My Dad and 1	2008	9780618034178	PDF	No	Yes

Ex. A: Page 10

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Ten Little Puppies	2008	9780618034192	PDF	No	Yes
All to Build a Snowman	2008	9780618034215	PDF	No	Yes
In the Big Blue Sea	2008	9780618036387	PDF	No	Yes
My Dad and 1	2008	9780618036424	PDF	No	Yes
Ten Little Puppies	2008	9780618036448	PDF	No	Yes
All to Build a Snowman	2008	9780618036462	PDF	No	Yes
The Half Chicken	2008	9780618034468	PDF	No	Yes
Run Away!	2008	9780618034505	PDF	No	Yes
Theme 1 Book (3 stories)	2008	9780618161874	PDF	No	Yes
Theme 2 Book (3 stories)	2008	9780618161881	PDF	No	Yes
Theme 3 Book (3 stories)	2008	9780618161898	PDF	No	Yes
Theme 4 Book (3 stories)	2008	9780618161904	PDF	No	Yes
Theme 5 Book (3 stories)	2008	9780618161911	PDF	No	Yes
Theme 6 Book (3 stories)	2008	9780618161928	PDF	No	Yes
Theme 7 Book (3 stories)	2008	9780618161935	PDF	No	Yes
Theme 8 Book (3 stories)	2008	9780618161942	PDF	No	Yes
Theme 9 Book (3 stories)	2008	9780618161959	PDF	No	Yes
Theme 10 Book (3 stories)	2008	9780618161966	PDF	No	Yes
On My Way Practice Readers (10 titles, 1 copy of each)	2008	9780618089536	PDF	No	Yes
Word and Picture Books Blackline Masters	2008	9780618162796	PDF	No	Yes
Theme 1 Teacher’s Edition	2008	9780618850952	PDF	No	Yes
Theme 2 Teacher’s Edition	2008	9780618850969	PDF	No	Yes
Theme 3 Teacher’s Edition	2008	9780618850976	PDF	No	Yes
Theme 4 Teacher’s Edition	2008	9780618850990	PDF	No	Yes
Theme 5 Teacher’s Edition	2008	9780618851010	PDF	No	Yes
Theme 6 Teacher’s Edition	2008	9780618851034	PDF	No	Yes
Theme 7 Teacher’s Edition	2008	9780618851058	PDF	No	Yes

Ex. A: Page 11

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Theme 8 Teacher’s Edition	2008	9780618851072	PDF	No	Yes
Theme 9 Teacher’s Edition	2008	9780618851096	PDF	No	Yes
Theme 10 Teacher’s Edition	2008	9780618851119	PDF	No	Yes
Teacher’s Resource Blackline Masters	2008	9780618385119	PDF	No	Yes
Phonics Center	2008	9780618075232	PDF	No	Yes
Letter, Word and Picture Cards	2008	9780618075218	PDF	No	Yes
Theme Posters	2008	9780618075331	PDF	No	Yes
Integrated Theme Tests TAE	2008	9780618422241	PDF	No	Yes
Theme Skills Test BLMs and TAE	2008	9780618387465	PDF	No	Yes
Theme Skills Test TAE	2008	9780618387397	PDF	No	Yes
Weekly Skills Test BLMs and TAE	2008	9780618713745	PDF	No	Yes
Grade 1	2008
Grade 1.1 Anthology Here We Go	2008	9780618848102	PDF	No	Yes
Grade 1.2 Anthology Let’s Be Friends	2008	9780618848119	PDF	No	Yes
Grade 1.3 Anthology Surprises	2008	9780618848126	PDF	No	Yes
Grade 1.4 Anthology Treasures	2008	9780618848133	PDF	No	Yes
Grade 1.5 Anthology Wonders	2008	9780618848140	PDF	No	Yes
Grades 1.1-1.2 Anthology Audio CD	2008	9780618385263	GM	No	Yes
Grades 1.3-1.5 Anthology Audio CD	2008	9780618385270	GM	No	Yes
Grade 1.1 Anthology Audio CD	2008	9780618385287	GM	No	Yes
Grade 1.2 Anthology Audio CD	2008	9780618385294	GM	No	Yes
Grade 1.3 Anthology Audio CD	2008	9780618385300	GM	No	Yes
Grade 1.4 Anthology Audio CD	2008	9780618385317	GM	No	Yes
Grade 1.5 Anthology Audio CD	2008	9780618385324	GM	No	Yes
Practice Book Volume 1	2008	9780618384709	PDF	No	Yes
Practice Book Volume 2	2008	9780618384716	PDF	No	Yes
Grades 1.1-1.5 Big Book ABC’s in Rhyme, Chant and Song	2008	9780395916728	PDF	No	Yes

Ex. A: Page 12

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Theme 1 Book (9 stories)	2008	9780618387090	PDF	No	Yes
Theme 2 Book (9 stories)	2008	9780618387106	PDF	No	Yes
Theme 3 Book (9 stories)	2008	9780618387113	PDF	No	Yes
Theme 4 Book (9 stories)	2008	9780618387120	PDF	No	Yes
Theme 5 Book (9 stories)	2008	9780618162017	PDF	No	Yes
Theme 6 Book (9 stories)	2008	9780618162024	PDF	No	Yes
Theme 7 Book (9 stories)	2008	9780618162031	PDF	No	Yes
Theme 8 Book (9 stories)	2008	9780618162048	PDF	No	Yes
Theme 9 Book (9 stories)	2008	9780618162055	PDF	No	Yes
Theme 10 Book (9 stories)	2008	9780618162062	PDF	No	Yes
On My Way Practice Readers (30 titles, 1 copy of each)	2008	9780618088904	PDF	No	Yes
Grade 1.1 Take-Homes (40 stories, 5 copies each)	2008	9780618201365	PDF	No	Yes
Grade 1.2 Take-Homes (33 stories, 5 copies each)	2008	9780618201372	PDF	No	Yes
Grade 1.3 Take-Homes (51 stories, 5 copies each)	2008	9780618201389	PDF	No	Yes
Grade 1.4 Take-Homes (32 stories, 5 copies each)	2008	9780618201396	PDF	No	Yes
Grade 1.5 Take-Homes (34 stories, 5 copies each)	2008	9780618201402	PDF	No	Yes
Grades 1.1-1.2 Blackline Masters	2008	9780618162802	PDF	No	Yes
Grades 1.3-1.5 Blackline Masters	2008	9780618162819	PDF	No	Yes
Theme 1 Teacher’s Edition	2008	9780618851348	PDF	No	Yes
Theme 2 Teacher’s Edition	2008	9780618851355	PDF	No	Yes
Theme 3 Teacher’s Edition	2008	9780618851362	PDF	No	Yes
Theme 4 Teacher’s Edition	2008	9780618851379	PDF	No	Yes
Theme 5 Teacher’s Edition	2008	9780618851386	PDF	No	Yes
Theme 6 Teacher’s Edition	2008	9780618851393	PDF	No	Yes
Theme 7 Teacher’s Edition	2008	9780618851409	PDF	No	Yes
Theme 8 Teacher’s Edition	2008	9780618851416	PDF	No	Yes

Ex. A: Page 13

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Theme 9 Teacher’s Edition	2008	9780618851423	PDF	No	Yes
Theme 10 Teacher’s Edition	2008	9780618851430	PDF	No	Yes
Teacher’s Resource Blackline Masters	2008	9780618385126	PDF	No	Yes
Letter, Word and Picture Cards	2008	9780618075225	PDF	No	Yes
Practice Book (TAE) Volume 1	2008	9780618384822	PDF	No	Yes
Practice Book (TAE) Volume 2	2008	9780618384839	PDF	No	Yes
Instruction Masters/Transparencies and Strategy Posters	2008	9780618384976	PDF	No	Yes
Grades 1.1-1.2 Integrated Theme Tests (pkg of 35 & TAE)	2008	9780618385881	PDF	No	Yes
Grades 1.1-1.2 Integrated Theme Tests TAE	2008	9780618422258	PDF	No	Yes
Grades 1.3-1.5 Integrated Theme Tests (pkg of 35 & TAE)	2008	9780618385898	PDF	No	Yes
Grades 1.3-1.5 Integrated Theme Tests TAE	2008	9780618422265	PDF	No	Yes
Theme Skills Test (pkg of 35 & TAE)	2008	9780618387809	PDF	No	Yes
Theme Skills Test BLMs and TAE	2008	9780618387472	PDF	No	Yes
Theme Skills Test TAE	2008	9780618387403	PDF	No	Yes
Grades 1.4-1.5 Benchmark Progress Tests (pkg of 35 & TAE)	2008	9780395750148	PDF	No	Yes
Grades 1.4-1.5 Benchmark Progress Tests TAE	2008	9780395750209	PDF	No	Yes
Weekly Skills Tests BLMs/TAE	2008	9780618618910	PDF	No	Yes
Grades 1.4-1.5 Baseline Group Test, (BLMs & TM)	2008	9780618084340	PDF	No	Yes
Grades 1.4-1.5 Baseline Group Test TM	2008	9780618133062	PDF	No	Yes
Grade 2	2008
Grade 2.1 Student Anthology Adventures	2008	9780618848157	PDF	No	Yes
Grade 2.2 Student Anthology Delights	2008	9780618848171	PDF	No	Yes
Grade 2.1 Anthology Audio CD	2008	9780618385331	GM	No	Yes
Grade 2.2 Anthology Audio CD	2008	9780618385348	GM	No	Yes

Ex. A: Page 14

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Practice Book Volume 1	2008	9780618384723	PDF	No	Yes
Practice Book Volume 2	2008	9780618384730	PDF	No	Yes
Theme 1 Book (6 stories)	2008	9780618387199	PDF	No	Yes
Theme 2 Book (6 stories)	2008	9780618387205	PDF	No	Yes
Theme 3 Book (8 stories)	2008	9780618387212	PDF	No	Yes
Theme 4 Book (8 stories)	2008	9780618387229	PDF	No	Yes
Theme 5 Book (6 stories)	2008	9780618387236	PDF	No	Yes
Theme 6 Book (6 stories)	2008	9780618387243	PDF	No	Yes
On My Way Practice Readers Library (6 titles, 5 copies each)	2008	9780618095698	PDF	No	Yes
Theme 1 Teacher’s Edition	2008	9780618851454	PDF	No	Yes
Theme 2 Teacher’s Edition	2008	9780618851461	PDF	No	Yes
Theme 3 Teacher’s Edition	2008	9780618851478	PDF	No	Yes
Theme 4 Teacher’s Edition	2008	9780618851485	PDF	No	Yes
Theme 5 Teacher’s Edition	2008	9780618851492	PDF	No	Yes
Theme 6 Teacher’s Edition	2008	9780618851515	PDF	No	Yes
Grades 2.1-2.2 Teacher’s Resource Blackline Masters	2008	9780618385133	PDF	No	Yes
Practice Book (TAE) Volume 1	2008	9780618384846	PDF	No	Yes
Practice Book (TAE) Volume 2	2008	9780618384853	PDF	No	Yes
Instruction Masters/Transparencies & Strategy Posters	2008	9780618384983	PDF	No	Yes
Grade 2.1 Integrated Theme Tests (pkg 35 & TAE)	2008	9780618385904	PDF	No	Yes
Grade 2.1 Integrated Theme Tests TAE	2008	9780618422272	PDF	No	Yes
Grade 2.2 Integrated Theme Tests (pkg 35 & TAE)	2008	9780618385911	PDF	No	Yes
Grade 2.2 Integrated Theme Tests TAE	2008	9780618422289	PDF	No	Yes
Grades 2.1-2.2 Theme Skills Test (pkg of 35 & TAE)	2008	9780618387816	PDF	No	Yes
Theme Skills Test BLMs and TAE	2008	9780618387489	PDF	No	Yes
Grades 2.1-2.2 Theme Skills Test TAEs	2008	9780618387410	PDF	No	Yes

Ex. A: Page 15

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Weekly Skills Test BLMs/TAE	2008	9780618618927	PDF	No	Yes
Benchmark Progress Tests (pkg of 35 & TAE)	2008	9780395750155	PDF	No	Yes
Benchmark Progress Tests TAE	2008	9780395750216	PDF	No	Yes
Baseline Group Test (BLMs & TM)	2008	9780395763728	PDF	No	Yes
Baseline Group Test TM	2008	9780395763667	PDF	No	Yes
Grade 3	2008
Grade 3.1 Anthology: Rewards	2008	9780618848195	PDF	No	Yes
Grade 3.2 Anthology: Horizons	2008	9780618848232	PDF	No	Yes
Grade 3.1 Anthology Audio CD	2008	9780618385355	GM	No	Yes
Grade 3.2 Anthology Audio CD	2008	9780618385362	GM	No	Yes
Practice Book Volume 1	2008	9780618384747	PDF	No	Yes
Practice Book Volume 2	2008	9780618384754	PDF	No	Yes
Theme 1 Teacher’s Edition	2008	9780618851577	PDF	No	Yes
Theme 2 Teacher’s Edition	2008	9780618851584	PDF	No	Yes
Theme 3 Teacher’s Edition	2008	9780618851591	PDF	No	Yes
Theme 4 Teacher’s Edition	2008	9780618851607	PDF	No	Yes
Theme 5 Teacher’s Edition	2008	9780618851614	PDF	No	Yes
Theme 6 Teacher’s Edition	2008	9780618851621	PDF	No	Yes
Grades 3.1-3.2 Teacher’s Resource Blackline Masters	2008	9780618385140	PDF	No	Yes
Practice Book (TAE) Volume 1	2008	9780618384860	PDF	No	Yes
Practice Book (TAE) Volume 2	2008	9780618384877	PDF	No	Yes
Instruction Masters/Transparencies & Strategy Posters	2008	9780618384990	PDF	No	Yes
Grade 3.1 Integrated Theme Tests (pkg of 35 & TAE)	2008	9780618385928	PDF	No	Yes
Grade 3.1 Integrated Theme Tests TAE	2008	9780618422296	PDF	No	Yes
Grade 3.2 Integrated Theme Tests (pkg of 35 & TAE)	2008	9780618385935	PDF	No	Yes
Grade 3.2 Integrated Theme Tests TAE	2008	9780618422302	PDF	No	Yes
Theme Skills Test (pkg of 35 & TAE)	2008	9780618387823	PDF	No	Yes

Ex. A: Page 16

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Theme Skills Test BLMs and TAE	2008	9780618387496	PDF	No	Yes
Theme Skills Test TAE	2008	9780618387427	PDF	No	Yes
Weekly Skills Test BLMs/TAE	2008	9780618618934	PDF	No	Yes
Benchmark Progress Tests (pkg of 35 & TAE)	2008	9780395750162	PDF	No	Yes
Benchmark Progress Tests TAE	2008	9780395750223	PDF	No	Yes
Baseline Group Test (BLMs & TM)	2008	9780395763735	PDF	No	Yes
Baseline Group Test TM	2008	9780395763674	PDF	No	Yes
Grade 4	2008
Anthology: Traditions	2008	9780618848270	PDF	No	Yes
Anthology Audio CD	2008	9780618385379	GM	No	Yes
Practice Book Volume 1	2008	9780618384761	PDF	No	Yes
Practice Book Volume 2	2008	9780618384778	PDF	No	Yes
Theme 1 Teacher’s Edition	2008	9780618851652	PDF	No	Yes
Theme 2 Teacher’s Edition	2008	9780618851669	PDF	No	Yes
Theme 3 Teacher’s Edition	2008	9780618851676	PDF	No	Yes
Theme 4 Teacher’s Edition	2008	9780618851683	PDF	No	Yes
Theme 5 Teacher’s Edition	2008	9780618851690	PDF	No	Yes
Theme 6 Teacher’s Edition	2008	9780618851706	PDF	No	Yes
Teacher’s Resource Backline Masters	2008	9780618385157	PDF	No	Yes
Practice Book (TAE) Volume 1	2008	9780618384884	PDF	No	Yes
Practice Book (TAE) Volume 2	2008	9780618384891	PDF	No	Yes
Instruction Masters/Transparencies & Strategy Posters	2008	9780618385003	PDF	No	Yes
Integrated Theme Test (pkg of 35 & TAE)	2008	9780618385942	PDF	No	Yes
Integrated Theme Test TAE	2008	9780618422319	PDF	No	Yes
Theme Skills Test (pkg of 35 & TAE)	2008	9780618387830	PDF	No	Yes
Theme Skills Test BLM and TAE	2008	9780618387502	PDF	No	Yes
Theme Skills Test TAE	2008	9780618387434	PDF	No	Yes

Ex. A: Page 17

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Weekly Skills Test BLM/TAE	2008	9780618618941	PDF	No	Yes
Benchmark Progress Tests (pkg of 35 & TAE)	2008	9780395750179	PDF	No	Yes
Benchmark Progress Tests TAE	2008	9780395750230	PDF	No	Yes
Baseline Group Test (BLM & TM)	2008	9780395763742	PDF	No	Yes
Baseline Group Test TM	2008	9780395763681	PDF	No	Yes
Grade 5	2008
Anthology: Expeditions	2008	9780618848300	PDF	No	Yes
Integrated Theme Tests TAE	2008	9780618422326	PDF	No.	Yes
Theme Skills Test (pkg of 35 & TAE)	2008	9780618387847	PDF	No	Yes
Theme Skills Test BLMs and TAE	2008	9780618387519	PDF	No	Yes
Theme Skills Test TAE	2008	9780618387441	PDF	No	Yes
Benchmark Progress Tests TAE	2008	9780395750247	PDF	No	Yes
Baseline Group Test TM	2008	9780395763698	PDF	No	Yes
Grade 6	2008
Anthology: Triumphs	2008	9780618848324	PDF	No	Yes
Integrated Theme Tests TAE	2008	9780618422333	PDF	No	Yes
Theme Skills Test (pkg of 35 & TAE)	2008	9780618387854	PDF	No	Yes
Theme Skills Test BLMs and TAE	2008	9780618387526	PDF	No	Yes
Theme Skills Test TAE	2008	9780618387458	PDF	No	Yes
Benchmark Progress Tests TAE	2008	9780395750254	PDF	No	Yes
Baseline Group Test TM	2008	9780395763704	PDF	No	Yes
Grades K-1	2008
Large Alphafriends Cards	2008	9780618068982	PDF	No	Yes
Small Alphafriends Cards	2008	9780618068999	PDF	No	Yes
Alphafriends Folders	2008	9780618069002	PDF	No	Yes
Alphafriends Audio CD	2008	9780618205288	GM	No	Yes
Grades K-2	2008

Ex. A: Page 18

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Emerging Literacy Survey	2008	9780618084463	PDF	No	Yes
Grades 1-2	2008
Sound/Spelling Cards	2008	9780618162789	PDF	No	Yes
Grades 1.3-6	2008
Phonics/Decoding Screening Test	2008	9780618090464	PDF	No	Yes
Holt MS Math 07 Courses 1-3
Student Edition	2007	9780030385070	PDF	No	Yes
Teacher’s Edition	2007	9780030385438	PDF	No	Yes
Premier Online Edition (1-year subscription)	2007	9780030782626	PDF	No	Yes
Manipulatives	2007		PDF	No	Yes
Classroom Manipulatives Kit	2007	9780030662737	PDF	No	Yes
Teacher’s Manipulatives Kit	2007	9780030686283	PDF	No	Yes
Resources	2007		PDF	No	Yes
Alternate Openers: Explorations Transparencies with Answer Key	2007	9780030781490	PDF	No	Yes
Are You Ready? Intervention and Enrichment with Answer Key	2007	9780030781513	PDF	No	Yes
Assessment Resources with Answer Key	2007	9780030781520	PDF	No	Yes
Chapter Resources	2007	9780030782312	PDF	No	Yes
Countdown to Testing Transparencies with Answer Key	2007	9780030782336	PDF	No	Yes
Family Involvement Activities with Answer Key	2007	9780030782398	PDF	No	Yes
Hands-On Lab Activities with Answer Key	2007	9780030782411	PDF	No	Yes
Homework and Practice Workbook Teacher’s Edition	2007	9780030782435	PDF	No	Yes
Interdisciplinary Posters and Worksheets with Answer Key	2007	9780030782473	PDF	No	Yes
Know-It Notebook Teacher’s Guide with Transparencies	2007	9780030782497	PDF	No	Yes

Ex. A: Page 19

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Lesson Plans	2007	9780030782510	PDF	No	Yes
Problem Solving Workbook Teacher’s Edition	2007	9780030797521	PDF	No	Yes
Questioning Strategies: A Resource for Teachers	2007	9780030796722	PDF	No	Yes
•Ready to Go On? Intervention and Enrichment with Answer Key	2007	9780030782664	PDF	No	Yes
Solution Key	2007	9780030782718	PDF	No	Yes
State Test Prep Workbook Teacher’s Guide for Middle School and High School	2007	9780030779510	PDF	No	Yes
Success for English Language Learners with Answer Key	2007	9780030781414	PDF	No	Yes
Technology Lab Activities with Answer Key	2007	9780030781438	PDF	No	Yes
Technology	2007
Are You Ready? Intervention CD-ROM	2007	9780030781469	GM	No	Yes
IDEA Works! Special Education CD-ROM	2007	9780030782442	GM	No	Yes
Interactive Answers and Solutions CD-ROM	2007	9780030782466	GM	No	Yes
Lesson Tutorial Videos CD-ROM	2007	9780030782596	GM	No	Yes
Power Presentations CD-ROM	2007	9780030782640	GM	No	Yes
Quiz Game CD-ROM	2007	9780030934001	GM	No	Yes
Ready to Go On? Intervention CD-ROM	2007	9780030782671	GM	No	Yes
State Test Prep for Middle School and High School CD-ROM	2007	9780030779497	GM .	No	Yes
Workbooks	2007
Homework and Practice Workbook	2007	9780030782428	PDF	No	Yes
Know-It Notebook	2007	9780030782480	PDF	No	Yes
Problem Solving Workbook	2007	9780030797460	PDF	No	Yes
State Test Prep Workbook, Grade 6	2007	9780030782732	PDF	No	Yes
Holt Mathematics Course 2 © 2007	2007

Ex. A: Page 20

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Student Edition	2007	9780030385124	PDF	No	Yes
Teacher’s Edition	2007	9780030385445	PDF	No	Yes
Premier Online Edition (1-year subscription)	2007	9780030783395	PDF	No	Yes
Resources	2007
Alternate Openers: Explorations Transparencies with Answer Key	2007	9780030782770	PDF	No	Yes
•Are You Ready? Intervention and Enrichment with Answer Key	2007	9780030782787	PDF	No	Yes
Assessment Resources with Answer Key	2007	9780030782794	PDF	No	Yes
Chapter Resources	2007	9780030783111	PDF	No	Yes
Countdown to Testing Transparencies with Answer Key	2007	9780030783135	PDF	No	Yes
Family Involvement Activities with Answer Key	2007	9780030783180	PDF	No	Yes
Hands-On Lab Activities with Answer Key	2007	9780030783197	PDF	No	Yes
Homework and Practice Workbook Teacher’s Edition	2007	9780030783227	PDF	No	Yes
Interdisciplinary Posters and Worksheets with Answer Key	2007	9780030783265	PDF	No	Yes
Know-It Notebook Teacher’s Guide with Transparencies	2007	9780030783289	PDF	No	Yes
Lesson Plans	2007	9780030783296	PDF	No	Yes
Problem Solving Workbook Teacher’s Edition	2007	9780030797538	PDF	No	Yes
Questioning Strategies: A Resource for Teachers	2007	9780030796739	PDF	No	Yes
Ready to Go On? Intervention and Enrichment with Answers	2007	9780030783432	PDF	No	Yes
Solution Key	2007	9780030783470	PDF	No	Yes
Success for English Language Learners with Answer Key	2007	9780030783548	PDF	No	Yes
Technology Lab Activities with Answer Key	2007	9780030783579	PDF	No	Yes

Ex. A: Page 21

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Technology	2007
IDEA Works! Special Education CD-ROM	2007	9780030783234	GM	No	Yes
Interactive Answers and Solutions CD-ROM	2007	9780030783241	GM	No	Yes
Lesson Tutorial Videos CD-ROM	2007	9780030783388	GM	No	Yes
Power Presentations CD-ROM	2007	9780030783425	GM	No	Yes
Ready to Go On? Intervention CD-ROM	2007	9780030783449	GM	No	Yes
Workbooks	2007
Homework and Practice Workbook	2007	9780030783210	PDF	No	Yes
Know-It Notebook	2007	9780030783272	PDF	No	Yes
Problem Solving Workbook	2007	9780030797477	PDF	No	Yes
State Test Prep Workbook, Grade 7	2007	9780030790874	PDF	No	Yes
Holt Mathematics Course 3 © 2007	2007
Student Edition	2007	9780030385421	PDF	No	Yes
Teacher’s Edition	2007	9780030385469	PDF	No	Yes
Premier Online Edition (1 -year subscription)	2007	9780030784842	PDF	No	Yes
Resources	2007
Alternate Openers: Explorations Transparencies with Answer Key	2007	9780030783616	PDF	No	Yes
•Are You Ready? Intervention and Enrichment with Answer Key	2007	9780030783623	PDF	No	Yes
Assessment Resources with Answer Key	2007	9780030783630	PDF	No	Yes
Chapter Resources	2007	9780030784071	PDF	No	Yes
Countdown to Testing Transparencies with Answer Key	2007	9780030784095	PDF	No	Yes
Family Involvement Activities with Answer Key	2007	9780030784620	PDF	No	Yes
Hands-On Lab Activities with Answer Key	2007	9780030784637	PDF	No	Yes
Homework and Practice Workbook Teacher’s Edition	2007	9780030784668	PDF	No	Yes

Ex. A: Page 22

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Interdisciplinary Posters and Worksheets with Answer Key	2007	9780030784699	PDF	No	Yes
Know-It Notebook Teacher’s Guide with Transparencies	2007	9780030784729	PDF	No	Yes
Lesson Plans	2007	9780030784736	PDF	No	Yes
Problem Solving Workbook Teacher’s Edition	2007	9780030797545	PDF	No	Yes
Questioning Strategies: A Resource for Teachers	2007	9780030796746	PDF	No	Yes
Ready to Go On? Intervention and Enrichment with Answer Key	2007	9780030784880	PDF	No	Yes
Solution Key	2007	9780030784934	PDF	No	Yes
Success for English Language Learners with Answer Key	2007	9780030785023	PDF	No	Yes
Technology Lab Activities with Answer Key	2007	9780030785047	PDF	No	Yes
Technology	2007
IDEA Works! Special Education CD-ROM	2007	9780030784675	GM	No	Yes
Interactive Answers and Solutions CD-ROM	2007	9780030784682	GM	No	Yes
Lesson Tutorial Videos CD-ROM	2007	9780030784828	GM	No	Yes
Power Presentations CD-ROM	2007	9780030784873	GM	No	Yes
Ready to Go On? Intervention CD-ROM	2007	9780030784897	GM	No	Yes
Workbooks	2007
Homework and Practice Workbook	2007	9780030784644	PDF	No	Yes
Know-It Notebook	2007	9780030784712	PDF	No	Yes
State Test Prep Workbook, Grade 8	2007	9780030784965	PDF	No	Yes
EO Lana 07
Introductory Course	2007				Yes
Student Edition	2007	9780618601417	PDF	No	Yes
First Course	2007				Yes
Student Edition	2007	9780030796784	PDF	No	Yes

Ex. A: Page 23

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Second Course	2007				Yes
Student Edition	2007	9780030796791	PDF	No	Yes
Third Course	2007				Yes
Student Edition	2007	9780030796814	PDF	No	Yes
Fourth Course	2007				Yes
Student Edition	2007	9780030796821	PDF	No	Yes
Fifth Course	2007				Yes
Student Edition	2007	9780030796838	PDF	No	Yes
Annotated Teacher’s Edition	2007	9780030796920	PDF	No	Yes
•Diagnostic Screening Tests for Grammar, Usage, and Mechanics Book	2007	9780030535437	PDF	No	Yes
Grammar, Usage, and Mechanics: Language Skills Practice Answer Key	2007	9780030563645	PDF	No	Yes
Grammar, Usage, and Mechanics: Languages Skills Practice Book	2007	9780030563560	PDF	No	Yes
Sentences, Paragraphs, and Composition Book	2007	9780030563218	PDF	No	Yes
Vocabulary Workshop Answer Keys Grade 6–12	2007	9780030574160	PDF	No	Yes
Vocabulary Workshop Fifth Course	2007	9780030562143	PDF	No	Yes
Vocabulary Workshop Tests Fifth Course	2007	9780030563034	PDF	No	Yes
Alternative Readings Book	2007	9780030572999	PDF	No	Yes
Assessment Alternatives Book	2007	9780030575785	PDF	No	Yes
Chapter Tests Book	2007	9780030563836	PDF	No	Yes
Chapter Tests in Standardized Test Formats	2007	9780030563928	PDF	No	Yes
Combining Sentences Book	2007	9780030563126	PDF	No	Yes
Communications Book	2007	9780030564093	PDF	No	Yes
•Designing Your Writing: Strategies for High School Students	2007	9780030563317	PDF	No	Yes

Ex. A: Page 24

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Developmental Language Skills Book	2007	9780030700644	PDF	No	Yes
•Developmental Language Skills Teacher’s Notes and Answer Key	2007	9780030700736	PDF	No	Yes
Media Literacy and Communication Skills Book	2007	9780030574047	PDF	No	Yes
Teaching Strategies for EnglishLanguage Learners Book	2007	9780030647444	PDF	No	Yes
Sixth Course	2007				Yes
Student Edition	2007	9780030796845	PDF	No	Yes
Annotated Teacher’s Edition	2007	9780030796937	PDF	No	Yes
•Diagnostic Screening Tests for Grammar, Usage, and Mechanics Book	2007	9780030535444	PDF	No	Yes
Grammar, Usage, and Mechanics: Language Skills Practice Answer Key	2007	9780030563669	PDF	No	Yes
Grammar, Usage, and Mechanics: Languages Skills Practice	2007	9780030563577	PDF	No	Yes
Sentences, Paragraphs, and Composition Book	2007	9780030563225	PDF	No	Yes
Vocabulary Workshop Answer Keys Grade 6–12	2007	9780030574160	PDF	No	Yes
Vocabulary Workshop Sixth Course	2007	9780030562969	PDF	No	Yes
Vocabulary Workshop Tests Sixth Course	2007	9780030563041	PDF	No	Yes
Alternative Readings Book	2007	9780030573019	PDF	No	Yes
Assessment Alternatives Book	2007	9780030575792	PDF	No	Yes
Chapter Tests Book	2007	9780030563843	PDF	No	Yes
Chapter Tests in Standardized Test Formats	2007	9780030563935	PDF	No	Yes
Combining Sentences Book	2007	9780030563133	PDF	No	Yes
Communications Book	2007	9780030564116	PDF	No	Yes
•Designing Your Writing: Strategies for High School Students	2007	9780030563317	PDF	No	Yes

Ex. A: Page 25

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Developmental Language Skills Book	2007	9780030700668	PDF	No	Yes
•Developmental Language Skills Teacher’s Notes and Answer Key	2007	9780030700743	PDF	No	Yes
Media Literacy and Communication Skills	2007	9780030574061	PDF	No	Yes
Teaching Strategies for EnglishLanguage Learners Book	2007	9780030647468	PDF	No	Yes
Third Course	2007				Yes
Annotated Teacher’s Edition	2007	9780030796890	PDF	No	Yes
•Diagnostic Screening Tests for Grammar, Usage, and Mechanics Book	2007	9780030535390	PDF	No	Yes
Grammar, Usage, and Mechanics: Language Skills Practice Answer Key	2007	9780030563621	PDF	No	Yes
Grammar, Usage, and Mechanics: Languages Skills Practice Book	2007	9780030563539	PDF	No	Yes
Sentences and Paragraphs Book	2007	9780030563188	PDF	No	Yes
Vocabulary Workshop Answer Keys Grade 6–12	2007	9780030574160	PDF	No	Yes
Vocabulary Workshop Tests Third Course	2007	9780030563010	PDF	No	Yes
Vocabulary Workshop Third Course	2007	9780030560286	PDF	No	Yes
Alternative Readings Book	2007	9780030572975	PDF	No	Yes
Assessment Alternatives Book	2007	9780030575761	PDF	No	Yes
Chapter Tests Book	2007	9780030563812	PDF	No	Yes
Chapter Tests in Standardized Test Formats	2007	9780030563898	PDF	No	Yes
Combining Sentences Book	2007	9780030563096	PDF	No	Yes
Communications Book	2007	9780030564079	PDF	No	Yes
Designing Your Writing: Strategies for High School Students	2007	9780030563317	PDF	No	Yes
Developmental Language Skills Book	2007	9780030700620	PDF	No	Yes

Ex. A: Page 26

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
•Developmental Language Skills Teacher’s Notes and Answer Key	2007	9780030700712	PDF	No	Yes
Media Literacy and Communication Skills Book	2007	9780030574023	PDF	No	Yes
Teaching Strategies for English-Language Learners	2007	9780030647420	PDF	No	Yes
Fourth Course	2007				Yes
Annotated Teacher’s Edition	2007	9780030796913	PDF	No	Yes
•Diagnostic Screening Tests for Grammar, Usage, and Mechanics	2007	9780030535420	PDF	No	Yes
Grammar, Usage, and Mechanics: Language Skills Practice Answer Key	2007	9780030563638	PDF	No	Yes
Grammar, Usage, and Mechanics: Languages Skills Practice	2007	9780030563546	PDF	No	Yes
Sentences, Paragraphs, and Composition	2007	9780030563195	PDF	No	Yes
Vocabulary Workshop Answer Keys Grade 6–12	2007	9780030574160	PDF	No	Yes
Vocabulary Workshop Fourth Course	2007	9780030560293	PDF	No	Yes
Vocabulary Workshop Tests Fourth Course	2007	9780030563027	PDF	No	Yes
Alternative Readings Book	2007	9780030572982	PDF	No	Yes
Assessment Alternatives Book	2007	9780030575778	PDF	No	Yes
Chapter Tests Book	2007	9780030563829	PDF	No	Yes
Chapter Tests in Standardized Test Formats	2007	9780030563911	PDF	No	Yes
Combining Sentences Book	2007	9780030563119	PDF	No	Yes
Communications Book	2007	9780030564086	PDF	No	Yes
•Designing Your Writing: Strategies for High School Students	2007	9780030563317	PDF	No	Yes
Developmental Language Skills	2007	9780030700637	PDF	No	Yes
Developmental Language Skills Teacher’s Notes and Answer Key	2007	9780030700729	PDF	No	Yes

Ex. A: Page 27

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Media Literacy and Communication Skills	2007	9780030574030	PDF	No	Yes
Teaching Strategies for English-Language Learners	2007	9780030647437	PDF	No	Yes
EO Lit 07
Introductory Course	2007				Yes
Student Edition	2007	9780030424090	PDF	No	Yes
MindPoint Quiz Show CDROM	2007	9780030995149	GM	No	Yes
First Course	2007				Yes
Student Edition	2007	9780030424120	PDF	No	Yes
MindPoint Quiz Show CDROM	2007	9780030995149	GM	No	Yes
Second Course	2007				Yes
Student Edition	2007	9780030424137	PDF	No	Yes
MindPoint Quiz Show CDROM	2007	9780030995149	GM	No	Yes
Third Course	2007				Yes
Student Edition	2007	9780030424144	PDF	No	Yes
MindPoint Quiz Show CDROM	2007	9780030995149	GM	No	Yes
Fourth Course	2007				Yes
Student Edition	2007	9780030424175	PDF	No	Yes
MindPoint Quiz Show CDROM	2007	9780030995156	GM	No	Yes
Fifth Course	2007				Yes
Student Edition	2007	9780030424182	PDF	No	Yes
Annotated Teacher’s Edition	2007	9780030424298	PDF	No	Yes
The Holt Reader	2007	9780030790249	PDF	No	Yes
The Holt Reader Teacher’s Manual	2007	9780030790331	PDF	No	Yes
Holt Adapted Reader	2007	9780030798078	PDF	No	Yes
Holt Adapted Reader Answer Key	2007	9780030359118	PDF	No	Yes
Holt Assessment: Literature, Reading, and Vocabulary	2007	9780030789984	PDF	No	Yes
Holt Assessment: Writing, Listening, and Speaking	2007	9780030790072	PDF	No	Yes

Ex. A: Page 28

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Language Handbook Worksheets Answer Key	2007	9780030739330	PDF	No	Yes
Language Handbook Worksheets	2007	9780030739248	PDF	No	Yes
Vocabulary Development	2007	9780030790690	PDF	No	Yes
Audio CD Library	2007	9780030789731	GM	No	Yes
PowerNotes Lesson Presentations with Video CDROM	2007	9780030424427	GM	No	Yes
Holt Reading Solutions	2007	9780030790423	PDF	No	Yes
MindPoint Quiz Show CDROM	2007	9780030995149	GM	No	Yes
Visual Connections VHS Program	2007	9780030738685	GM	No	Yes
Sixth Course	2007				Yes
Student Edition	2007	9780030424199	PDF	No	Yes
Annotated Teacher’s Edition	2007	9780030424328	PDF	No	Yes
The Holt Reader	2007	9780030790263	PDF	No	Yes
The Holt Reader Teacher’s Manual	2007	9780030790348	PDF	No	Yes
Holt Adapted Reader	2007	9780030798085	PDF	No	Yes
Holt Adapted Reader Answer Key	2007	9780030359118	PDF	No	Yes
Holt Assessment: Literature, Reading, and Vocabulary	2007	9780030789991	PDF	No	Yes
Holt Assessment: Writing, Listening, and Speaking	2007	9780030790089	PDF	No	Yes
Language Handbook Worksheets Answer Key	2007	9780030739378	PDF	No	Yes
Language Handbook Worksheets	2007	9780030739262	PDF	No	Yes
Vocabulary Development	2007	9780030790713	PDF	No	Yes
Audio CD Library	2007	9780030789748	GM	No	Yes
PowerNotes Lesson Presentations with Video CDROM	2007	9780030424434	GM	No	Yes
Holt Reading Solutions	2007	9780030790430	PDF	No	Yes
MindPoint Quiz Show CDROM	2007	9780030995156	GM	No	Yes
Visual Connections VHS Program	2007	9780030738692	GM	No	Yes
Third Course	2007				Yes
Annotated Teacher’s Edition	2007	9780030424274	PDF	No	Yes

Ex. A: Page 29

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
The Holt Reader	2007	9780030790225	PDF	No	Yes
The Holt Reader Teacher’s Manual	2007	9780030790317	PDF	No	Yes
Holt Adapted Reader	2007	9780030798047	PDF	No	Yes
Holt Adapted Reader Answer Key	2007	9780030359118	PDF	No	Yes
Holt Assessment: Literature, Reading, and Vocabulary	2007	9780030789960	PDF	No	Yes
Holt Assessment: Writing, Listening, and Speaking	2007	9780030790041	PDF	No	Yes
Language Handbook Worksheets Answer Key	2007	9780030739316	PDF	No	Yes
Language Handbook Worksheets	2007	9780030739217	PDF	No	Yes
Vocabulary Development	2007	9780030790676	PDF	No	Yes
Audio CD Library	2007	9780030789717	GM	No	Yes
PowerNotes Lesson Presentations with Video CD-ROM	2007	9780030424380	GM	No	Yes
Holt Multicultural Reader	2007	9780030785948	PDF	No	Yes
Holt Multicultural Reader Teacher’s Guide	2007	9780030786013	PDF	No	Yes
Holt Reading Solutions	2007	9780030790393	PDF	No	Yes
Visual Connections Videocassette Program	2007	9780030738661	GM	No	Yes
Fourth Course	2007				Yes
Annotated Teacher’s Edition	2007	9780030424281	PDF	No	Yes
The Holt Reader	2007	9780030790232	PDF	No	Yes
The Holt Reader Teacher’s Manual	2007	9780030790324	PDF	No	Yes
Holt Adapted Reader	2007	9780030798061	PDF	No	Yes
Holt Adapted Reader Answer Key	2007	9780030359118	PDF	No	Yes
Holt Assessment: Literature, Reading, and Vocabulary	2007	9780030789977	PDF	No	Yes
Holt Assessment: Writing, Listening, and Speaking	2007	9780030790065	PDF	No	Yes
Language Handbook Worksheets Answer Key	2007	9780030739323	PDF	No	Yes
Language Handbook Worksheets	2007	9780030739231	PDF	No	Yes
Vocabulary Development	2007	9780030790683	PDF	No	Yes
Audio CD Library	2007	9780030789724	GM	No	Yes

Ex. A: Page 30

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
PowerNotes Lesson Presentations with Video CD-ROM	2007	9780030424397	GM	No	Yes
Holt Multicultural Reader	2007	9780030785962	PDF	No	Yes
Holt Multicultural Reader Teacher’s Guide	2007	9780030786020	PDF	No	Yes
Holt Reading Solutions	2007	9780030790416	PDF	No	Yes
Visual Connections VHS Program	2007	9780030738678	GM	No	Yes
Holt Six Traits for Writing, High School	2007	9780030995736	PDF	No	Yes
Holt Six Traits for Writing, Middle School	2007	9780030992476	PDF	No	Yes
HM Math
Unit Resources	2007	9780618688555	PDF	No	Yes
Student Book	2007		PDF	No	Yes
Student Book	2007	9780618590902	PDF	No	Yes
Student Materials	2007		PDF	No	Yes
Practice Workbook	2007	9780618698738	PDF	No	Yes
Teacher’s Edition	2007		PDF	No	Yes
Teacher’s Edition	2007	9780618591022	PDF	No	Yes
Grade 1	2007		PDF	No	Yes
Student Book	2007		PDF	No	Yes
Student Book	2007	9780618590919	PDF	No	Yes
Student Materials	2007		PDF	No	Yes
Practice Workbook	2007	9780618698745	PDF	No	Yes
Homework Book	2007	9780618698806	PDF	No	Yes
Teacher’s Edition	2007		PDF	No	Yes
Teacher’s Edition	2007	9780618591039	PDF	No	Yes
Teacher’s Materials	2007		PDF	No	Yes
Unit Resources	2007	9780618688562	PDF	No	Yes
Grade 2	2007		PDF	No	Yes
Student Book	2007		PDF	No	Yes

Ex. A: Page 31

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Student Book	2007	9780618590926	PDF	No	Yes
Student Materials	2007		PDF	No	Yes
Practice Workbook	2007	9780618698752	PDF	No	Yes
Homework Book	2007	9780618698813	PDF	No	Yes
Teacher’s Edition	2007		PDF	No	Yes
Teacher’s Edition	2007	9780618591046	PDF	No	Yes
Teacher’s Materials	2007		PDF	No	Yes
Unit Resources	2007	9780618688579	PDF	No	Yes
Grade 3	2007		PDF	No	Yes
Student Book	2007		PDF	No	Yes
Student Book	2007	9780618590933	PDF	No	Yes
Student Materials	2007		PDF	No	Yes
Practice Workbook	2007	9780618698769	PDF	No	Yes
Homework Book	2007	9780618698820	PDF	No	Yes
Teacher’s Edition	2007		PDF	No	Yes
Teacher’s Edition	2007	9780618591053	PDF	No	Yes
Teacher’s Materials	2007		PDF	No	Yes
Unit Resources	2007	9780618688586	PDF	No	Yes
Grade 4	2007		PDF	No	Yes
Student Book	2007		PDF	No	Yes
Student Book	2007	9780618590940	PDF	No	Yes
Student Materials	2007		PDF	No	Yes
Practice Workbook	2007	9780618698776	PDF	No	Yes
Homework Book	2007	9780618698837	PDF	No	Yes
Teacher’s Edition	2007		PDF	No	Yes
Teacher’s Edition	2007	9780618591060	PDF	No	Yes
Teacher’s Materials	2007		PDF	No	Yes

Ex. A: Page 32

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Unit Resources	2007	9780618688593	PDF	No	Yes
Grade 5	2007		PDF	No	Yes
Student Book	2007		PDF	No	Yes
Student Book	2007	9780618590957	PDF	No	Yes
Student Materials	2007		PDF	No	Yes
Practice Workbook	2007	9780618698783	PDF	No	Yes
Homework Book	2007	9780618698844	PDF	No	Yes
Teacher’s Edition	2007		PDF	No	Yes
Teacher’s Edition	2007	9780618591077	PDF	No	Yes
Teacher’s Materials	2007		PDF	No	Yes
Unit Resources	2007	9780618688609	PDF	No	Yes
Grade 6	2007		PDF	No	Yes
Student Book	2007		PDF	No	Yes
Student Book	2007	9780618590964	PDF	No	Yes
Student Materials	2007		PDF	No	Yes
Practice Workbook	2007	9780618698790	PDF	No	Yes
Homework Book	2007	9780618698851	PDF	No	Yes
Teacher’s Edition	2007		PDF	No	Yes
Teacher’s Edition	2007	9780618591084	PDF	No	Yes
Teacher’s Materials	2007		PDF	No	Yes
Unit Resources	2007	9780618688616	PDF	No	Yes
Houghton Mifflin Math © 2007 Ways to Assess CD-ROM	2007		GM	No	Yes
Grade 1	2007	9780618591237	GM	No	Yes
Grade 2	2007	9780618591244	GM	No	Yes
Grade 3	2007	9780618591251	GM	No	Yes
Grade 4	2007	9780618591268	GM	No	Yes

Ex. A: Page 33

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Grade 5	2007	9780618591275	GM	No	Yes
Grade 6	2007	9780618591282	GM	No	Yes
Holt Algebra 1
Texts	2007				Yes
Student Edition	2007	9780030358272	PDF	No	Yes
Teacher’s Edition	2007	9780030385322	PDF	No	Yes
Resources	2007		PDF	No	Yes
Algebra Lab Activities with Answers	2007	9780030779015	PDF	No	Yes
Are You Ready? Intervention and Enrichment with Answers	2007	9780030779039	PDF	No	Yes
Assessment Resources with Answers	2007	9780030427473	PDF	No	Yes
Chapter Resources (includes 12 Chapter Resource Books)	2007	9780030779190	PDF	No	Yes
Chapter 1 Resource Book with Answers	2007	9780030427527	PDF	No	Yes
Chapter 2 Resource Book with Answers	2007	9780030427534	PDF	No	Yes
Chapter 3 Resource Book with Answers	2007	9780030427541	PDF	No	Yes
Chapter 4 Resource Book with Answers	2007	9780030427572	PDF	No	Yes
Chapter 5 Resource Book with Answers	2007	9780030427589	PDF	No	Yes
Chapter 6 Resource Book with Answers	2007	9780030427596	PDF	No	Yes
Chapter 7 Resource Book with Answers	2007	9780030427626	PDF	No	Yes
Chapter 8 Resource Book with Answers	2007	9780030427633	PDF	No	Yes
Chapter 9 Resource Book with Answers	2007	9780030427640	PDF	No	Yes
Chapter 10 Resource Book with Answers	2007	9780030427671	PDF	No	Yes
Chapter 11 Resource Book with Answers	2007	9780030427688	PDF	No	Yes
Chapter 12 Resource Book with Answers	2007	9780030427695	PDF	No	Yes
Ready to Go On? Intervention	2007	9780030779411	PDF	No	Yes
Solution Key	2007	9780030779466	PDF	No	Yes

Ex. A: Page 34

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Technology Lab Activities	2007	9780030779565	PDF	No	Yes
Homework and Practice Workbook	2007	9780030466373	PDF	No	Yes
Problem Solving Workbook	2007	9780030797569	PDF	No	Yes
Are You Ready? Intervention CD-ROM	2007	9780030780776	PDF	No	Yes
I.D.E.A. Works! Special Education CD-ROM	2007	9780030779220	PDF	No	Yes
Interactive Answers and Solutions CD-ROM	2007	9780030779572	PDF	No	Yes
Lesson Tutorial Videos CD-ROM	2007	9780030779343	PDF	No	Yes
Power Presentations CD-ROM	2007	9780030779398	PDF	No	Yes
Quiz Game CD-ROM	2007	9780030933998	PDF	No	Yes
Ready to Go On? Intervention CD-ROM	2007	9780030779428	PDF	No	Yes
Holt Algebra 2
Texts	2007			No	Yes
Student Edition	2007	9780030358296	PDF	No	Yes
Teacher’s Edition	2007	9780030385315	PDF	No	Yes
Resources	2007		PDF	No	Yes
Algebra Lab Activities with Answers	2007	9780030784125	PDF	No	Yes
Are You Ready? Intervention and Enrichment with Answers	2007	9780030784149	PDF	No	Yes
Assessment Resources with Answers	2007	9780030427497	PDF	No	Yes
Chapter Resources (includes 14 Chapter Resource Books)	2007	9780030784163	PDF	No	Yes
Chapter 1 Resource Book with Answers	2007	9780030427923	PDF	No	Yes
Chapter 2 Resource Book with Answers	2007	9780030427930	PDF	No	Yes
Chapter 3 Resource Book with Answers	2007	9780030427947	PDF	No	Yes
Chapter 4 Resource Book with Answers	2007	9780030428081	PDF	No	Yes
Chapter 5 Resource Book with Answers	2007	9780030428098	PDF	No	Yes
Chapter 6 Resource Book with Answers	2007	9780030428128	PDF	No	Yes

Ex. A: Page 35

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Chapter 7 Resource Book with Answers	2007	9780030428135	PDF	No	Yes
Chapter 8 Resource Book with Answers	2007	9780030428142	PDF	No	Yes
Chapter 9 Resource Book with Answers	2007	9780030428173	PDF	No	Yes
Chapter 10 Resource Book with Answers	2007	9780030428180	PDF	No	Yes
Chapter 11 Resource Book with Answers	2007	9780030428197	PDF	No	Yes
Chapter 12 Resource Book with Answers	2007	9780030428227	PDF	No	Yes
Chapter 13 Resource Book with Answers	2007	9780030428234	PDF	No	Yes
Chapter 14 Resource Book with Answers	2007	9780030428241	PDF	No	Yes
Ready to Go On? Intervention and Enrichment with Answers	2007	9780030784439	PDF	No	Yes
Solution Key	2007	9780030784484	PDF	No	Yes
Technology Lab Activities with Answers	2007	9780030784569	PDF	No	Yes
Are You Ready? Intervention CD-ROM	2007	9780030780776	PDF	No	Yes
I.D.E.A. Works! Special Education CD-ROM	2007	9780030784224	PDF	No	Yes
Interactive Answers and Solutions CD-ROM	2007	9780030784231	PDF	No	Yes
Lesson Tutorial Videos CD-ROM	2007	9780030784378	PDF	No	Yes
Power Presentations CD-ROM	2007	9780030784422	PDF	No	Yes
Quiz Game CD-ROM	2007	9780030933998	PDF	No	Yes
Ready to Go On? Intervention CD-ROM	2007	9780030784446	PDF	No	Yes
Holt Geometry
Texts	2007			No	Yes
Student Edition	2007	9780030358289	PDF	No	Yes
Teacher’s Edition	2007	9780030385247	PDF	No	Yes
Resources	2007		PDF	No	Yes
Are You Ready? Intervention and Enrichment with Answers	2007	9780030780813	PDF	No	Yes
Assessment Resources with Answers	2007	9780030427480	PDF	No	Yes

Ex. A: Page 36

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Chapter Resources (includes 12 Chapter Resource Books)	2007	9780030780820	PDF	No	Yes
Chapter 1 Resource Book with Answers	2007	9780030427725	PDF	No	Yes
Chapter 2 Resource Book with Answers	2007	9780030427732	PDF	No	Yes
Chapter 3 Resource Book with Answers	2007	9780030427749	PDF	No	Yes
Chapter 4 Resource Book with Answers	2007	9780030427770	PDF	No	Yes
Chapter 5 Resource Book with Answers	2007	9780030427787	PDF	No	Yes
Chapter 6 Resource Book with Answers	2007	9780030427794	PDF	No	Yes
Chapter 7 Resource Book with Answers	2007	9780030427824	PDF	No	Yes
Chapter 8 Resource Book with Answers	2007	9780030427831	PDF	No	Yes
Chapter 9 Resource Book with Answers	2007	9780030427848	PDF	No	Yes
Chapter 10 Resource Book with Answers	2007	9780030427879	PDF	No	Yes
Chapter 11 Resource Book with Answers	2007	9780030427886	PDF	No	Yes
Chapter 12 Resource Book with Answers	2007	9780030427893	PDF	No	Yes
Geometry Lab Activities with Answers	2007	9780030780868	PDF	No	Yes
Ready to Go On? Intervention and Enrichment with Answers	2007	9780030781094	PDF	No	Yes
Solution Key	2007	9780030781131	PDF	No	Yes
Technology Lab Activities with Answers	2007	9780030781193	PDF	No	Yes
Are You Ready? Intervention CD-ROM	2007	9780030780776	PDF	No	Yes
I.D.E.A. Works! Special Education CD-ROM	2007	9780030780899	PDF	No	Yes
Interactive Answers and Solutions CD-ROM	2007	9780030780912	PDF	No	Yes
Lesson Tutorial Videos CD-ROM	2007	9780030781025	PDF	No	Yes
Power Presentations CD-ROM	2007	9780030781087	PDF	No	Yes
Quiz Game CD-ROM	2007	9780030933998	PDF	No	Yes
Ready to Go On? Intervention CD-ROM	2007	9780030781117	PDF	No	Yes

Ex. A: Page 37

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Chemistry
Student Edition	2004	9780030664625	PDF	No	Yes
Student Edition CD-ROM	2004	9780030738111	GM	No	Yes
Teacher’s Edition	2004	9780030664632	PDF	No	Yes
Chapter Resources	2004	9780030664649	PDF	No	Yes
Problem Solving Workbook	2004	9780030682698	PDF	No	Yes
Study Guide	2004	9780030667428	PDF	No	Yes
Teaching Transparencies	2004	9780030674495	PDF	No	Yes
Visual Concepts in Chemistry CD-ROM	2004	9780030742729	GM	No	Yes
Decisions Health
Level Green
Student Edition	2007	9780030674549	PDF	No	Yes
Student Edition CD-ROM	2007	9780030787997	GM	No	Yes
Teacher’s Edition	2007	9780030779695	PDF	No	Yes
Chapter Resources	2007	9780030787591	PDF	No	Yes
Decision Making and Refusal Skills Workbook	2007	9780030683466	PDF	No	Yes
Study Guide	2007	9780030788291	PDF	No	Yes
Teaching Transparencies	2007	9780030788222	PDF	No	Yes
Brain Food Video Quizzes on DVD	2007	9780030380068	GM	No	Yes
Transparencies CD-ROM	2007	9780030788260	GM	No	Yes
Level Red
Student Edition	2007	9780030675225	PDF	No	Yes
Student Edition CD-ROM	2007	9780030788024	GM	No	Yes
Teacher’s Edition	2007	9780030779718	PDF	No	Yes
Chapter Resources	2007	9780030787614	PDF	No	Yes
Decision Making and Refusal Skills Workbook	2007	9780030683510	PDF	No	Yes
Study Guide	2007	9780030788314	PDF	No	Yes
Teaching Transparencies	2007	9780030788239	PDF	No	Yes

Ex. A: Page 38

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Brain Food Video Quizzes on DVD	2007	9780030380075	GM	No	Yes
Transparencies CD-ROM	2007	9780030788277	GM	No	Yes
Level Blue
Student Edition	2007	9780030677915	PDF	No	Yes
Student Edition CD-ROM	2007	9780030788048	GM	No	Yes
Teacher’s Edition	2007	9780030779725	PDF	No	Yes
Chapter Resources	2007	9780030787621	PDF	No	Yes
Decision Making and Refusal Skills Workbook	2007	9780030683565	PDF	No	Yes
Study Guide	2007	9780030788321	PDF	No	Yes
Teaching Transparencies	2007	9780030788246	PDF	No	Yes
Brain Food Video Quizzes on DVD	2007	9780030380082	GM	No	Yes
Transparencies CD-ROM	2007	9780030788284	GM	No	Yes
Earth Science
Student Edition	2006	9780030735431	PDF	No	Yes
Student Edition CD-ROM	2006	9780030363375	GM	No	Yes
Teacher’s Edition	2006	9780030735448	PDF	No	Yes
Chapter Resources	2006	9780030363542	PDF	No	Yes
Directed Reading Workbook	2006	9780030363535	PDF	No	Yes
Long-Term Projects with Answer Key	2006	9780030363511	PDF	No	Yes
Study Guide	2006	9780030363467	PDF	No	Yes
Teaching Transparencies and Worksheets with Answer Key	2006	9780030363443	PDF	No	Yes
Brain Food Quizzes on DVD	2006	9780030399749	GM	No	Yes
Chapter Resources on CD-ROM	2006	9780030425578	GM	No	Yes
Lab Generator CD-ROM	2006	9780030941702	GM	No	Yes
Nova Videos	2006	9780030427442	GM	No	Yes
Transparencies on CD-ROM	2006	9780030425479	GM	No	Yes

Ex. A: Page 39

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Visual Concepts CD-ROM	2006	9780030420672	GM	No	Yes
HRW Earth Science VHS	2006	9780030643170	GM	No	Yes
Holt Science Short Course
A: Microorganisms, Fungi, and Plants
Student Edition	2005	9780030255335	PDF	No	Yes
Teacher’s Edition	2005	9780030255595	PDF	No	Yes
Chapter Resources	2005	9780030306297	PDF	No	Yes
B: Animals
Student Edition	2005	9780030255342	PDF	No	Yes
Teacher’s Edition	2005	9780030255632	PDF	No	Yes
Chapter Resources	2005	9780030306310	PDF	No	Yes
C: Cells, Heredity, and Classification
Student Edition	2005	9780030255366	PDF	No	Yes
Teacher’s Edition	2005	9780030255649	PDF	No	Yes
Chapter Resources	2005	9780030306327	PDF	No	Yes
Course D: Human Body Systems and Health
Student Edition	2005	9780030255373	PDF	No	Yes
Teacher’s Edition	2005	9780030255663	PDF	No	Yes
Chapter Resources	2005	9780030306365	PDF	No	Yes
E: Environmental Science
Student Edition	2005	9780030255410	PDF	No	Yes
Teacher’s Edition	2005	9780030255670	PDF	No	Yes
Chapter Resources	2005	9780030306419	PDF	No	Yes
Life Science Brain Food Quizzes on DVD	2005	9780030374364	GM	No	Yes
Life Science Lab Videos on DVD	2005	9780030373763	GM	No	Yes
F: Inside the Restless Earth

Ex. A: Page 40

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Student Edition	2005	9780030255427	PDF	No	Yes
Teacher’s Edition	2005	9780030255717	PDF	No	Yes
Chapter Resources	2005	9780030306464	PDF	No	Yes
G: Earth’s Changing Surface
Student Edition	2005	9780030255434	PDF	No	Yes
Teacher’s Edition	2005	9780030255724	PDF	No	Yes
Chapter Resources	2005	9780030306518	PDF	No	Yes
H: Water on Earth
Student Edition	2005	9780030255441	PDF	No	Yes
Teacher’s Edition	2005	9780030255731	PDF	No	Yes
Chapter Resources	2005	9780030306563	PDF	No	Yes
I: Weather and Climate
Student Edition	2005	9780030255489	PDF	No	Yes
Teacher’s Edition	2005	9780030255748	PDF	No	Yes
Chapter Resources	2005	9780030306570	PDF	No	Yes
J: Astronomy
Student Edition	2005	9780030255496	PDF	No	Yes
Teacher’s Edition	2005	9780030255786	PDF	No	Yes
Chapter Resources	2005	9780030306617	PDF	No	Yes
DVD sets for Courses F to J
Earth Science Brain Food Quizzes on DVD	2005	9780030374371	GM	No	Yes
Earth Science Lab Videos on DVD	2005	9780030373770	GM	No	Yes
K: Introduction to Matter
Student Edition	2005	9780030255519	PDF	No	Yes
Teacher’s Edition	2005	9780030255793	PDF	No	Yes
Chapter Resources	2005	9780030306662	PDF	No	Yes
L: Interactions of Matter

Ex. A: Page 41

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Student Edition	2005	9780030255526	PDF	No	Yes
Teacher’s Edition	2005	9780030255816	PDF	No	Yes
Chapter Resources	2005	9780030306716	PDF	No	Yes
M: Forces, Motion, and Energy
Student Edition	2005	9780030255564	PDF	No	Yes
Teacher’s Edition	2005	9780030255823	PDF	No	Yes
Chapter Resources	2005	9780030306761	PDF	No	Yes
N: Electricity and Magnetism
Student Edition	2005	9780030255571	PDF	No	Yes
Teacher’s Edition	2005	9780030255861	PDF	No	Yes
Chapter Resources	2005	9780030306778	PDF	No	Yes
O: Sound and Light
Student Edition	2005	9780030255588	PDF	No	Yes
Teacher’s Edition	2005	9780030255878	PDF	No	Yes
Chapter Resources	2005	9780030306815	PDF	No	Yes
DVD sets for Courses K to O
Physical Science Brain Food Quizzes on DVD	2005	9780030374388	GM	No	Yes
Physical Science Lab Videos on DVD	2005	9780030373787	GM	No	Yes
Introduction to Science
Student Edition	2005	9780030423987	PDF	No	Yes
Teacher’s Edition	2005	9780030423994	PDF	No	Yes
Program Teaching Resources	2005	9780030368837	PDF	No	Yes
Lab Bank	2005	9780030368844	PDF	No	Yes
Holt Science Skills Workshop: Reading in the Content Area Student Edition	2005	9780030644245	PDF	No	Yes
Holt Science Skills Workshop: Reading in the Content Area Teacher’s Edition	2005	9780030644238	PDF	No	Yes

Ex. A: Page 42

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Professional Reference for Teachers	2005	9780030544224	PDF	No	Yes
Holt Biology
Student Edition	2006	9780030740619	PDF	No	Yes
Teacher’s Edition	2006	9780030740633	PDF	No	Yes
Student Edition on CD-ROM	2006	9780030385339	GM	No	Yes
Chapter Resource Package	2006	9780030413179	PDF	No	Yes
Holt Science Skills Workshop: Reading in the Content Area Student Edition	2006	9780030644245	PDF	No	Yes
Holt Science Skills Workshop: Reading in the Content Area Teacher’s Edition	2006	9780030644238	PDF	No	Yes
Laboratory Manager’s Professional Reference	2006	9780030649219	PDF	No	Yes
Holt Science: Forensics and Applied Science Experiments	2006	9780030367922	PDF	No	Yes
Holt Science: Forensics and Applied Science Experiments (TE)	2006	9780030367939	PDF	No	Yes
Lab Manual for Quick Labs, Data Labs and Math Labs	2006	9780030740794	PDF	No	Yes
Lab Manual for Skills Practice and Exploration Labs	2006	9780030740787	PDF	No	Yes
Special Needs Activities and Modified Tests with Answer Key	2006	9780030699832	PDF	No	Yes
Study Guide	2006	9780030699825	PDF	No	Yes
Teaching Transparencies	2006	9780030367298	PDF	No	Yes
Chapter Resources on CD-ROM	2006	9780030425592	GM	No	Yes
Holt Biology Brain Food Quizzes on DVD	2006	9780030374395	GM	No	Yes
Holt Biology Video Labs on DVD	2006	9780030360183	GM	No	Yes
Visual Concepts CD-ROM	2006	9780030742743	GM	No	Yes
Lab Generator CD-ROM	2006	9780030941689	GM	No	Yes
Transparencies on CD-ROM	2006	9780030426391	GM	No	Yes

Ex. A: Page 43

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Lifetime Health
Student Edition	2007	9780030672019	PDF	No	Yes
Student Edition CD-ROM	2007	9780030787461	GM	No	Yes
Teacher’s Edition	2007	9780030779732	PDF	No	Yes
Chapter Resources	2007	9780030787317	PDF	No	Yes
Life Skills Workbook	2007	9780030787393	PDF	No	Yes
Study Guide	2007	9780030787485	PDF	No	Yes
Teaching Transparencies	2007	9780030798122	PDF	No	Yes
Brain Food Video Quizzes on DVD	2007	9780030379888	GM	No	Yes
Transparencies CD-ROM	2007	9780030787492	GM	No	Yes
Video Resources and Video Resources Viewing Guide and Worksheets with Answer Key	2007	9780030665264	PDF	No	Yes
Sexuality and Responsibility (Optional Module)	2007		PDF	No	Yes
Student Edition	2007	9780030779763	PDF	No	Yes
Teacher’s Edition	2007	9780030779749	PDF	No	Yes
Teaching Resources	2007	9780030787294	PDF	No	Yes
Data Director
Data Director	2011	N/A	white label	Yes	No
Assessments, Test Preparation, Adult Education
Assess2Know	2008	N/A	white label	No	No
Rigby Reads: Reading Evaluation and Diagnostic System	2004	N/A	PDF	No	No
ELL Assessment Kit	2007	N/A	PDF and GM	No	No
State Specific: Mathematics Review	N/A		PDF	No	No
Test Achiever: Mastering Standardized Tests	N/A		PDF	No	No

Ex. A: Page 44

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
TABE Fundamentals	2010	N/A	PDF	No	No
Transitions	2009	N/A	PDF	No	No
Language Exercises	2006	N/A	PDF	No	No
Top Line Math	2006	N/A	PDF	No	No
Classzone Science
Classzone Science	N/A	N/A	extracted content for source files	No	No
Classzone Social Studies
Classzone Social Studies	N/A	N/A	extracted content for source files	No	No
American Anthem: Full Survey
Student Edition	2007	9780030685279	PDF	No	Yes
Teacher’s Edition	2007	9780030420771	PDF	No	Yes
Student Edition CD-ROM	2007	9780030411687	GM	No	Yes
Alternative Assessment Handbook	2007	9780030665332	PDF	No	Yes
American History Outline Maps with Teaching Suggestions	2007	9780030536649	PDF	No	Yes
Chapter Resource Files with Answer Keys	2007	9780030420740	PDF	No	Yes
Civic Participation Activities Guide	2007	9780030419195	PDF	No	Yes
Constitution Study Guide	2007	9780030419225	PDF	No	Yes
Democracy and Civic Education Resources Answer Key	2007	9780030419232	PDF	No	Yes
Democracy and Civic Education Resources	2007	9780030419348	PDF	No	Yes
Differentiated Instruction Teacher Management System	2007	9780030403736	PDF	No	Yes
Document-Based Activities for American History	2007	9780030377112	PDF	No	Yes
Graphic Organizer Transparencies with Support for Reading and Writing	2007	9780030797774	PDF	No	Yes

Ex. A: Page 45

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Interactive Reader and Study Guide	2007	9780030393938	PDF	No	Yes
Political Cartoons Activities for American History with Answer Key	2007	9780030377082	PDF	No	Yes
Progress Assessment Support System with Answer Key	2007	9780030396236	PDF	No	Yes
Quick Facts Transparencies for Review	2007	9780030373879	PDF	No	Yes
Reading Like a Historian Toolkit for American History	2007	9780030930744	PDF	No	Yes
Reading Social Studies	2007	9780030797767	PDF	No	Yes
Test Preparation Workbook	2007	9780030377075	PDF	No	Yes
U.S. Supreme Court Case Studies	2007	9780030419249	PDF	No	Yes
Chapter Resource Files CD-ROM	2007	9780030797637	GM	No	Yes
Differentiated Instruction Modified Worksheet and Tests CD-ROM with Answer Key	2007	9780030373862	GM	No	Yes
Holt Social Studies: United States History Primary Source Library CD-ROM	2007	9780030419324	GM	No	Yes
Interactive Skills Tutor CD-ROM	2007	9780030419331	GM	No	Yes
Power Presentations with Video CD-ROM	2007	9780030373848	GM	No	Yes
History’s Impact: American History Video Program (DVD)	2007	9780030373794	GM	No	Yes
American Anthem: Modern American History
Student Edition	2007	9780030432972	PDF	No	Yes
Teacher’s Edition	2007	9780030432989	PDF	No	Yes
Student Edition CD-ROM	2007	9780030778285	GM	No	Yes
Chapter Resource Files with Answer Keys	2007	9780030778476	PDF	No	Yes
Differentiated Instruction Teacher Management System	2007	9780030778377	PDF	No	Yes
Interactive Reader and Study Guide	2007	9780030778391	PDF	No	Yes
Progress Assessment Support System with Answer Key	2007	9780030778384	PDF	No	Yes

Ex. A: Page 46

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Quick Facts Transparencies for Review	2007	9780030778612	PDF	No	Yes
Test Preparation Workbook	2007	9780030797668	PDF	No	Yes
Chapter Resource Files CD-ROM	2007	9780030797682	GM	No	Yes
Differentiated Instruction Modified Worksheet and Tests CD-ROM with Answer Key	2007	9780030778629	GM	No	Yes
Power Presentations with Video CD-ROM	2007	9780030778636	GM	No	Yes
Ancient World History: patterns of interaction
Student Edition © 2007	2007	9780618690121	PDF	No	Yes
Teacher’s Edition © 2007	2007	9780618690138	PDF	No	Yes
eEdition DVD-ROM	2007	9780547064413	GM	No	Yes
EasyPlanner DVD-ROM	2007	9780547064390	GM	No	Yes
ExamView Assessment Suite CD-ROM	2007	9780547000664	GM	No	Yes
Power Presentations DVD-ROM	2007	9780547064406	GM	No	Yes
McDougal Littell Assessment System (MLAS)	2007	9780618805617	GM	No	Yes
Economics
Student Edition	2008	9780618594030	PDF	No	Yes
Teacher’s Edition	2008	9780618815234	PDF	No	Yes
eEdition DVD-ROM	2008	9780618696123	GM	No	Yes
Economic Concepts Transparencies	2008	9780618887163	PDF	No	Yes
NCEE Student Activities Answer Key	2008	9780618912926	PDF	No	Yes
Test Practice and Review Workbook Answer Key	2008	9780618904716	PDF	No	Yes
Reading Study Guides Answer Key	2008	9780618815302	PDF	No	Yes
Daily Test Practice Transparencies	2008	9780618887156	PDF	No	Yes
Standards-Based Assessment Book	2008	9780618887149	PDF	No	Yes
Writing for Social Studies	2008	9780395869093	PDF	No	Yes
NCEE Student Activities	2008	9780618815265	PDF	No	Yes

Ex. A: Page 47

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Reading Study Guide	2008	9780618815289	PDF	No	Yes
Test Practice and Review Workbook	2008	9780618815326	PDF	No	Yes
EasyPlanner DVD-ROM	2008	9780618776740	GM	No	Yes
ExamView Assessment Suite CD-ROM	2008	9780547000640	GM	No	Yes
Power Presentations DVD-ROM	2008	9780618776757	GM	No	Yes
Video Series on DVD	2008	9780618776726	GM	No	Yes
Psychology
Student Edition	2007	9780030777899	PDF	No	Yes
Teacher’s Edition	2007	9780030777912	PDF	No	Yes
Teaching Resources Package	2007	9780030646560	PDF	No	Yes
Graphic Organizer Transparencies with Support for Reading and Writing	2007	9780030797774	PDF	No	Yes
Teaching Transparencies with Teachers Notes	2007	9780030646546	PDF	No	Yes
Quiz Game CD-ROM	2007	9780030781292	GM	No	Yes
Video Program	2007	9780030781346	GM	No	Yes
Sociology
Student Edition	2008	9780030935619	PDF	No	Yes
Teacher’s Edition	2008	9780030939594	PDF	No	Yes
Teaching Resources Package	2008	9780030939556	PDF	No	Yes
Teaching Transparencies with Teachers Notes	2008	9780030388934	PDF	No	Yes
Video Program (DVD)	2008	9780030939587	GM	No	Yes
World Geography
Student Edition © 2007	2007	9780618689989	PDF	No	Yes
Teacher’s Edition © 2007	2007	9780618689996	PDF	No	Yes
eEdition DVD-ROM	2007	9780547064550	GM	No	Yes
Teacher Resource Package	2007	9780618162666	PDF	No	Yes
World Geography Workbook	2007	9780618194971	PDF	No	Yes

Ex. A: Page 48

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
ExamView Assessment Suite CD-ROM	2007	9780547010809	GM	No	Yes
Power Presentations DVD-ROM	2007	9780547147123	GM	No	Yes
The Voyageur Experience in World Geography DVD Series Kit	2007	9780618663484	GM	No	Yes
EasyPlanner DVD-ROM	2007	9780547064482	GM	No	Yes
McDougal Littell Assessment System (MLAS)	2007	9780618805655	GM	No	Yes
World Cultures and Geography and Eastern and Western Hemisphere
World Cultures and Geography © 2007
Student Edition © 2007	2007	9780618689897	PDF	No	Yes
Teacher’s Edition © 2007	2007	9780618689903	PDF	No	Yes
eEdition CD-ROM	2007	9780618428410	GM	No	Yes
Teacher Resource Package	2007	9780618462148	PDF	No	Yes
Workbook	2007	9780618199211	PDF	No	Yes
Workbook Answer Key	2007	9780618199228	PDF	No	Yes
Writing Research Reports	2007	9780618531530	PDF	No	Yes
EasyPlanner CD-ROM	2007	9780618458967	GM	No	Yes
Power Presentations CD-ROM	2007	9780618576463	GM	No	Yes
Test Generator CD-ROM	2007	9780618466115	GM	No	Yes
There’s No Food Like My Food DVD Series	2007	9780618663491	GM	No	Yes
McDougal Littell Assessment System (MLAS)	2007	9780618805662	GM	No	Yes
World Cultures and Geography: Western Hemisphere and Europe
Student Edition © 2007	2007	9780618689958	PDF	No	Yes
Teacher’s Edition © 2007	2007	9780618689972	PDF	No	Yes
eEdition CD-ROM	2007	9780618428663	GM	No	Yes
Teacher Resource Package	2007	9780618217342	PDF	No	Yes

Ex. A: Page 49

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Workbook	2007	9780618217267	PDF	No	Yes
EasyPlanner CD-ROM	2007	9780618458967	GM	No	Yes
Power Presentations CD-ROM	2007	9780618576463	GM	No	Yes
Test Generator CD-ROM	2007	9780618466115	GM	No	Yes
McDougal Littell Assessment System (MLAS)	2007	9780618805686	GM	No	Yes
World Cultures and Geography: Eastern Hemisphere © 2007
Student Edition © 2007	2007	9780618689927	PDF	No	Yes
Teacher’s Edition © 2007	2007	9780618689934	PDF	No	Yes
eEdition CD-ROM	2007	9780618428557	GM	No	Yes
Teacher Resource Package	2007	9780618462216	PDF	No	Yes
Workbook	2007	9780618217069	PDF	No	Yes
EasyPlanner CD-ROM	2007	9780618458974	GM	No	Yes
Power Presentations CD-ROM	2007	9780618576463	GM	No	Yes
Test Generator CD-ROM	2007	9780618466115	GM	No	Yes
McDougal Littell Assessment System (MLAS)	2007	9780618805679	GM	No	Yes
World History: patterns of interaction
Student Edition © 2007	2007	9780618690084	PDF	No	Yes
Teacher’s Edition © 2007	2007	9780618690091	PDF	No	Yes
eEdition DVD-ROM	2007	9780547064413	GM	No	Yes
Teacher Resource Package	2007	9780618422975	PDF	No	Yes
Reading Toolkit for Social Studies: World History	2007	9780618437429	PDF	No	Yes
World History: Patterns of Interaction Workbook	2007	9780618409389	PDF	No	Yes
EasyPlanner DVD-ROM	2007	9780547064390	GM	No	Yes
ExamView Assessment Suite CD-ROM	2007	9780547000664	GM	No	Yes
Power Presentations DVD-ROM	2007	9780547064406	GM	No	Yes
Voices from the Past Audio CD	2007	9780618428687	GM	No	Yes

Ex. A: Page 50

EXHIBIT A

HMH ELL Other Backlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Patterns of Interaction Video Series (DVD)	2007	9780618663460	GM	No	Yes
World History Library of Primary Sources CD-ROM	2007	9780547232058	GM	No	Yes
McDougal Littell Assessment System (MLAS)	2007	9780618805778	GM	No	Yes

Ex. A: Page 51

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Write Source
Parts of Speech and Sentences and Units Grade 5	2012	9780547509051	GM	No	No
Parts of Speech and Sentences and Units Grade 6	2012	9780547508979	GM	No	No
Parts of Speech and Sentences and Units Grade 7	2012	9780547508894	GM	No	No
Parts of Speech and Sentences and Units Grade 8	2012	9780547508917	GM	No	No
Parts of Speech and Sentences and Units Grade 9	2012	9780547508955	GM	No	No
Parts of Speech and Sentences and Units Grade 10	2012	9780547509013	GM	No	No
Parts of Speech and Sentences and Units Grade 11	2012	9780547509006	GM	No	No
Student Edition (Grade 6)	2012	9780547516332	GM	No	No
Student Edition (Grade 9)	2012	9780547516394	GM	No	No
Student Edition (Grade 11)	2012	9780547516431	GM	No	No
Skills Tutor
Language Arts A	N/A	9780547220796	GM	No	No
Language Arts B	N/A	9780547220871	GM	No	No
Language Arts C	N/A	9780547220864	GM	No	No
Reading Comprehension LL	N/A	9780669022681	GM	No	No
Reading Comprehension A	N/A	9780669022698	GM	No	No
Reading Comprehension B	N/A	9780547220673	GM	No	No
Reading Comprehension C	N/A	9780669022728	GM	No	No
Reading Vocabulary A	N/A	9780669022759	GM	No	No
Reading Vocabulary B	N/A	9780669022766	GM	No	No
Reading Vocabulary C	N/A	9780669022773	GM	No	No
Reading	N/A	9780547220918	GM	No	No
Writing	N/A	9780547220932	GM	No	No
Language	N/A	9780547206561	GM	No	No
FL Science Fusion
Activities and Corresponding Examview Assessment Items					Yes

Ex. A: Page 52

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Grade 1, Unit 6	2012	9780547338774	GM	No	Yes
Grade 2, Unit 2	2012	9780547365718	GM	No	Yes
Grade 2, Unit 2	2012	9780547365718	GM	No	Yes
Grade 2, Unit 2	2012	9780547365718	GM	No	Yes
Grade 2, Unit 4	2012	9780547365718	GM	No	Yes
Grade 2, Unit 4	2012	9780547365718	GM	No	Yes
Grade 2, Unit 5	2012	9780547365718	GM	No	Yes
Grade 2, Unit 6	2012	9780547365718	GM	No	Yes
Grade 2, Unit 7	2012	9780547365718	GM	No	Yes
Grade 2, Unit 7	2012	9780547365718	GM	No	Yes
Grade 2, Unit 8	2012	9780547365718	GM	No	Yes
Grade 2, Unit 8	2012	9780547365718	GM	No	Yes
Grade 2, Unit 9	2012	9780547365718	GM	No	Yes
Grade 2, Unit 9	2012	9780547365718	GM	No	Yes
Grade 2, Unit 10	2012	9780547365718	GM	No	Yes
Grade 2, Unit 10	2012	9780547365718	GM	No	Yes
Grade 3, Unit 2	2012	9780547365893	GM	No	Yes
Grade 3, Unit 3	2012	9780547365893	GM	No	Yes
Grade 3, Unit 4	2012	9780547365893	GM	No	Yes
Grade 3, Unit 4	2012	9780547365893	GM	No	Yes
Grade 3, Unit 5	2012	9780547365893	GM	No	Yes
Grade 3, Unit 5	2012	9780547365893	GM	No	Yes
Grade 3, Unit 6	2012	9780547365893	GM	No	Yes
Grade 3, Unit 6	2012	9780547365893	GM	No	Yes
Grade 3, Unit 6	2012	9780547365893	GM	No	Yes
Grade 3, Unit 7	2012	9780547365893	GM	No	Yes
Grade 3, Unit 7	2012	9780547365893	GM	No	Yes

Ex. A: Page 53

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Grade 3, Unit 7	2012	9780547365893	GM	No	Yes
Grade 3, Unit 8	2012	9780547365893	GM	No	Yes
Grade 3, Unit 8	2012	9780547365893	GM	No	Yes
Grade 4, Unit 2	2012	9780547365879	GM	No	Yes
Grade 4, Unit 3	2012	9780547365879	GM	No	Yes
Grade 4, Unit 3	2012	9780547365879	GM	No	Yes
Grade 4, Unit 4	2012	9780547365879	GM	No	Yes
Grade 4, Unit 4	2012	9780547365879	GM	No	Yes
Grade 4, Unit 5	2012	9780547365879	GM	No	Yes
Grade 4, Unit 5	2012	9780547365879	GM	No	Yes
Grade 4, Unit 6	2012	9780547365879	GM	No	Yes
Grade 4, Unit 6	2012	9780547365879	GM	No	Yes
Grade 4, Unit 6	2012	9780547365879	GM	No	Yes
Grade 4, Unit 7	2012	9780547365879	GM	No	Yes
Grade 4, Unit 7	2012	9780547365879	GM	No	Yes
Grade 4, Unit 7	2012	9780547365879	GM	No	Yes
Grade 4, Unit 7	2012	9780547365879	GM	No	Yes
Grade 4, Unit 8	2012	9780547365879	GM	No	Yes
Grade 4, Unit 8	2012	9780547365879	GM	No	Yes
Grade 4, Unit 9	2012	9780547365879	GM	No	Yes
Grade 4, Unit 9	2012	9780547365879	GM	No	Yes
Grade 4, Unit 9	2012	9780547365879	GM	No	Yes
Grade 4, Unit 10	2012	9780547365879	GM	No	Yes
Grade 5, Unit 3	2012	9780547365916	GM	No	Yes
Grade 5, Unit 3	2012	9780547365916	GM	No	Yes
Grade 5, Unit 4	2012	9780547365916	GM	No	Yes
Grade 5, Unit 4	2012	9780547365916	GM	No	Yes

Ex. A: Page 54

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Grade 5, Unit 4	2012	9780547365916	GM	No	Yes
Grade 5, Unit 4	2012	9780547365916	GM	No	Yes
Grade 5, Unit 4	2012	9780547365916	GM	No	Yes
Grade 5, Unit 5	2012	9780547365916	GM	No	Yes
Grade 5, Unit 6	2012	9780547365916	GM	No	Yes
Grade 5, Unit 6	2012	9780547365916	GM	No	Yes
Grade 5, Unit 7	2012	9780547365916	GM	No	Yes
Grade 5, Unit 7	2012	9780547365916	GM	No	Yes
Grade 5, Unit 7	2012	9780547365916	GM	No	Yes
Grade 5, Unit 8	2012	9780547365916	GM	No	Yes
Grade 5, Unit 8	2012	9780547365916	GM	No	Yes
Grade 5, Unit 8	2012	9780547365916	GM	No	Yes
Grade 5, Unit 9	2012	9780547365916	GM	No	Yes
Grade 5, Unit 10	2012	9780547365916	GM	No	Yes
Grade 5, Unit 10	2012	9780547365916	GM	No	Yes
Grade 5, Unit 10	2012	9780547365916	GM	No	Yes
Grade 5, Unit 10	2012	9780547365916	GM	No	Yes
Grade 6, Unit 3	2012	9780547365770	GM	No	Yes
Grade 6, Unit 4	2012	9780547365770	GM	No	Yes
Grade 6, Unit 4	2012	9780547365770	GM	No	Yes
Grade 6, Unit 4	2012	9780547365770	GM	No	Yes
Grade 6, Unit 4	2012	9780547365770	GM	No	Yes
Grade 6, Unit 4	2012	9780547365770	GM	No	Yes
Grade 6, Unit 5	2012	9780547365770	GM	No	Yes
Grade 6, Unit 5	2012	9780547365770	GM	No	Yes
Grade 6, Unit 5	2012	9780547365770	GM	No	Yes
Grade 6, Unit 5	2012	9780547365770	GM	No	Yes

Ex. A: Page 55

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Grade 6, Unit 5	2012	9780547365770	GM	No	Yes
Grade 6, Unit 6	2012	9780547365770	GM	No	Yes
Grade 6, Unit 7	2012	9780547365770	GM	No	Yes
Grade 6, Unit 7	2012	9780547365770	GM	No	Yes
Grade 6, Unit 7	2012	9780547365770	GM	No	Yes
Grade 6, Unit 7	2012	9780547365770	GM	No	Yes
Grade 6, Unit 7	2012	9780547365770	GM	No	Yes
Grade 6, Unit 7	2012	9780547365770	GM	No	Yes
Grade 6, Unit 8	2012	9780547365770	GM	No	Yes
Grade 6, Unit 8	2012	9780547365770	GM	No	Yes
Grade 7, Unit 2	2012	9780547365909	GM	No	Yes
Grade 7, Unit 2	2012	9780547365909	GM	No	Yes
Grade 7, Unit 2	2012	9780547365909	GM	No	Yes
Grade 7, Unit 2	2012	9780547365909	GM	No	Yes
Grade 7, Unit 2	2012	9780547365909	GM	No	Yes
Grade 7, Unit 2	2012	9780547365909	GM	No	Yes
Grade 7, Unit 2	2012	9780547365909	GM	No	Yes
Grade 7, Unit 4	2012	9780547365909	GM	No	Yes
Grade 7, Unit 4	2012	9780547365909	GM	No	Yes
Grade 7, Unit 4	2012	9780547365909	GM	No	Yes
Grade 7, Unit 4	2012	9780547365909	GM	No	Yes
Grade 7, Unit 4	2012	9780547365909	GM	No	Yes
Grade 7, Unit 5	2012	9780547365909	GM	No	Yes
Grade 7, Unit 5	2012	9780547365909	GM	No	Yes
Grade 7, Unit 5	2012	9780547365909	GM	No	Yes
Grade 7, Unit 5	2012	9780547365909	GM	No	Yes
Grade 7, Unit 6	2012	9780547365909	GM	No	Yes

Ex. A: Page 56

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Grade 7, Unit 6	2012	9780547365909	GM	No	Yes
Grade 7, Unit 6	2012	9780547365909	GM	No	Yes
Grade 7, Unit 8	2012	9780547365909	GM	No	Yes
Grade 7, Unit 8	2012	9780547365909	GM	No	Yes
Grade 7, Unit 8	2012	9780547365909	GM	No	Yes
Grade 7, Unit 8	2012	9780547365909	GM	No	Yes
Grade 7, Unit 8	2012	9780547365909	GM	No	Yes
Grade 7, Unit 9	2012	9780547365909	GM	No	Yes
Grade 7, Unit 9	2012	9780547365909	GM	No	Yes
Grade 7, Unit 10	2012	9780547365909	GM	No	Yes
Grade 7, Unit 10	2012	9780547365909	GM	No	Yes
Grade 7, Unit 10	2012	9780547365909	GM	No	Yes
Grade 8, Unit 2	2012	9780547365756	GM	No	Yes
Grade 8, Unit 2	2012	9780547365756	GM	No	Yes
Grade 8, Unit 3	2012	9780547365756	GM	No	Yes
Grade 8, Unit 3	2012	9780547365756	GM	No	Yes
Grade 8, Unit 3	2012	9780547365756	GM	No	Yes
Grade 8, Unit 3	2012	9780547365756	GM	No	Yes
Grade 8, Unit 3	2012	9780547365756	GM	No	Yes
Grade 8, Unit 4	2012	9780547365756	GM	No	Yes
Grade 8, Unit 4	2012	9780547365756	GM	No	Yes
Grade 8, Unit 4	2012	9780547365756	GM	No	Yes
Grade 8, Unit 6	2012	9780547365756	GM	No	Yes
Grade 8, Unit 6	2012	9780547365756	GM	No	Yes
Grade 8, Unit 6	2012	9780547365756	GM	No	Yes
Grade 8, Unit 6	2012	9780547365756	GM	No	Yes
Grade 8, Unit 6	2012	9780547365756	GM	No	Yes

Ex. A: Page 57

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Grade 8, Unit 6	2012	9780547365756	GM	No	Yes
Grade 8, Unit 7	2012	9780547365756	GM	No	Yes
Grade 8, Unit 7	2012	9780547365756	GM	No	Yes
Virtual Labs- activity code	2012
G1_EI_00208 What Can We Observe About Weather?	2012	9780547577722	GM	No	Yes
G1_EI_00211 How Does the Sun Seem to Move?	2012	9780547577722	GM	No	Yes
G1_LI_00200 How Can We Group Animals?	2012	9780547577722	GM	No	Yes
G1_LI_00204 What Is a Terrarium?	2012	9780547577722	GM	No	Yes
G1_PI_00102 How Can Materials Be Sorted?	2012	9780547577722	GM	No	Yes
G1_PI_00215 How Do We Make Sound?	2012	9780547577722	GM	No	Yes
G1_TI_00226 How Can We Solve a Problem?	2012	9780547577722	GM	No	Yes
G2_EI_00110 How Can We Measure Precipitation?	2012	9780547588711	GM	No	Yes
G2_EI_00213 How Can We Classify Plant Products?	2012	9780547588711	GM	No	Yes
G2_EI_00218 How Can We Model Day and Night?	2012	9780547588711	GM	No	Yes
G2_LI_00202 How Can We Model a Fossil?	2012	9780547588711	GM	No	Yes
G2_LI_00204 What Do Plants Need to Grow?	2012	9780547588711	GM	No	Yes
G2_TI_00237 How Can We Use the Design Process?	2012	9780547588711	GM	No	Yes
G2_TI_00222 How Can We Improve Technology?	2012	9780547588711	GM	No	Yes
G3_EI_00221 How Can We Model Erosion?	2012	9780547588742	GM	No	Yes
G3_EI_00226 How Can We Conserve Resources?	2012	9780547588742	GM	No	Yes
G3_EI_00229 How Can We Measure Weather?	2012	9780547588742	GM	No	Yes
G3_EI_00231 How Can We Model the Moon’s Phases?	2012	9780547588742	GM	No	Yes
G3_LI_00203 How Do Living Things Change?	2012	9780547588742	GM	No	Yes
G3_LI_00205 How Can We Model a Physical Adaptation?	2012	9780547588742	GM	No	Yes
G3_LI_00208 What’s in an Ecosystem?	2012	9780547588742	GM	No	Yes
G3_LI_00210 What Are Some Food Chains?	2012	9780547588742	GM	No	Yes
G3_PI_00214 What Changes Can We Observe?	2012	9780547588742	GM	No	Yes

Ex. A: Page 58

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
G3_PI_00216 How Do Simple Machines Affect Work?	2012	9780547588742	GM	No	Yes
G3_TI_00248 How Can You Design a Tree House?	2012	9780547588742	GM	No	Yes
G3_TI_00219 How Can We Improve a Design?	2012	9780547588742	GM	No	Yes
G4_EI_00215 How Can We Model the Sun and Planets?	2012	9780547588759	GM	No	Yes
G4_LI_00205 How Can We Observe a Plant’s Life Cycle?	2012	9780547588759	GM	No	Yes
G4_PI_00110 What Is Speed?	2012	9780547588759	GM	No	Yes
G4_PI_00218 How Can We Make a Solution?	2012	9780547588759	GM	No	Yes
G4_TI_00112 How Can You Design a Solution to a Problem?	2012	9780547588759	GM	No	Yes
G4_TI_00202 How Do We Use Technology?	2012	9780547588759	GM	No	Yes
G5_EI_00218 How Can We Conserve Natural Resources?	2012	9780547719368	GM	No	Yes
G5_EI_00220 How Does Water Change Earth’s Surface?	2012	9780547719375	GM	No	Yes
G5_LI_00112 What Makes Up a Land Ecosystem?	2012	9780547719368	GM	No	Yes
G5_LI_00114 What Role Do Decomposers Play?	2012	9780547719368	GM	No	Yes
G5_LI_00208 What Is a Dichotomous Key?	2012	9780547719368	GM	No	Yes
G5_NI_00100 How Can You Design a Solution to a Problem?	2012	9780547719368	GM	No	Yes
G5_PI_00235 How Are Different Sounds Made?	2012	9780547719375	GM	No	Yes
G5_PI_00238 What Happens When Light Is Reflected?	2012	9780547719375	GM	No	Yes
G5_TI_00201 How Can You Use Engineering to Solve a Problem?	2012	9780547719368	GM	No	Yes
G6_EI_71325L How Can We Study Earthquakes?	2012	9780547589398	GM	No	Yes
G6_EI_61210L How Does Water Move through the Water Cycle?	2012	9780547589350	GM	No	Yes
G6_EI_71155L How Do We Divide Earth’s History?	2012	9780547589398	GM	No	Yes
G6_LI_63364L What Affects Photosynthesis Rate?	2012	9780547589312	GM	No	Yes
G6_LI_63436L Bird Migration	2012	9780547589312	GM	No	Yes
G6_LI_63261L How Do Body Systems Work Together?	2012	9780547589404	GM	No	Yes
G6_LI_93092L Classifying Biomes	2012	9780547589459	GM	No	Yes
G6_LI_93082L Investigating the Carbon Cycle	2012	9780547589459	GM	No	Yes
G6_LI_61724L How Can We Measure the Impact of Nonrenewable Energy?	2012	9780547589459	GM	No	Yes

Ex. A: Page 59

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
G6_LI_61734L How Can We Use Renewable Energy Resources?	2012	9780547589459	GM	No	Yes
G6_PI_75120L How Are Temperature and Kinetic Energy Related?	2012	9780547589510	GM	No	Yes
G6_PI_85264L How Are Atoms Structured?	2012	9780547589510	GM	No	Yes
G6_PI_85200L What Trends Can You See in the Periodic Table?	2012	9780547589510	GM	No	Yes
G6_PI_85992L What Factors Affect the Rate of a Chemical Reaction?	2012	9780547589510	GM	No	Yes
G6_PI_75345L How Can You Measure pH?	2012	9780547589510	GM	No	Yes
G6_PI_65212L What Factors Affect Gravitational Attraction?	2012	9780547589473	GM	No	Yes
G6_PI_95023L What Are Waves and How Do They Behave?	2012	9780547589435	GM	No	Yes
G6_TI_98834L Making Decisions in Technology	2012	9780547589343	GM	No	Yes
G6_TI_98816LHow Are Materials Selected for Use in Technological Applications?	2012	9780547589343	GM	No	Yes
EO Lit and Lang 09
Grammar Notes: Effective Grammar for Writing DVDROM (Intro, First, Second Courses)	2009	9780030963162	GM	No	No
Grammar Notes: Effective Grammar for Writing DVDROM (Third and Fourth Courses)	2009	9780030963179	GM	No	No
Grammar Notes: Effective Grammar for Writing DVDROM (Fifth and Sixth Courses)	2009	9780030963186	GM	No	No
Writing Notes: Processes and Strategies for Effective Writing DVDROM (Intro, First, Second Courses)	2009	9780030963278	GM	No	No
Writing Notes: Processes and Strategies for Effective Writing DVDROM (Third and Fourth Courses)	2009	9780030963285	GM	No	No
Writing Notes: Processes and Strategies for Effective Writing DVDROM (Fifth and Sixth Courses)	2009	9780030963155	GM	No	No
Power Notes: Lesson Presentations with Motivational Videos (Intro Course)	2009	9780030963193	GM	No	No

Ex. A: Page 60

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Power Notes: Lesson Presentations with Motivational Videos (First Course)	2009	9780030963209	GM	No	No
Power Notes: Lesson Presentations with Motivational Videos (Second Course)	2009	9780030963216	GM	No	No
Power Notes: Lesson Presentations with Motivational Videos (Third Course)	2009	9780030963223	GM	No	No
Power Notes: Lesson Presentations with Motivational Videos (Fourth Course)	2009	9780030963230	GM	No	No
Power Notes: Lesson Presentations with Motivational Videos (Fifth Course)	2009	9780030963247	GM	No	No
Power Notes: Lesson Presentations with Motivational Videos (Sixth Course)	2009	9780030963254	GM	No	No
Word Sharp: An Interactive Vocabulary Tutor DVDROM (Intro Course)	2009	9780554001463	GM	No	No
Word Sharp: An Interactive Vocabulary Tutor DVDROM (First Course)	2009	9780554000664	GM	No	No
Word Sharp: An Interactive Vocabulary Tutor DVDROM (Second Course)	2009	9780554001869	GM	No	No
Word Sharp: An Interactive Vocabulary Tutor DVDROM (Third Course)	2009	9780554000275	GM	No	No
Word Sharp: An Interactive Vocabulary Tutor DVDROM (Fourth Course)	2009	9780554001067	GM	No	No
Word Sharp: An Interactive Vocabulary Tutor DVDROM (Fifth Course)	2009	9780554000268	GM	No	No
Word Sharp: An Interactive Vocabulary Tutor DVDROM (Sixth Course)	2009	9780554002262	GM	No	No
HSP Math 2009

Ex. A: Page 61

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
The Harcourt Mega Math Series Gold Edition CD ROM Single Computer Version	2009	9780153664045	GM	No	No
The Harcourt Mega Math Series Gold Edition CD ROM LAN Version	2009	9780153664038	GM	No	No
iTools CD-ROM Primary	2009	9780153615955	GM	No	No
iTools CD-ROM Intermediate	2009	9780153616013	GM	No	No
HSP Intervention (Grades 1 to 6)	2009	9780547431505	GM	No	No
Instructional Models CD-ROM Grade 1	2009	9780153616044	GM	No	No
Instructional Models CD-ROM Grade 2	2009	9780153616051	GM	No	No
Instructional Models CD-ROM Grade 3	2009	9780153616068	GM	No	No
Instructional Models CD-ROM Grade 4	2009	9780153616075	GM	No	No
Instructional Models CD-ROM Grade 5	2009	9780153616082	GM	No	No
Instructional Models CD-ROM Grade 6	2009	9780153616099	GM	No	No
Math on Location DVDs and Movie Guide Grade 3	2009	9780153684364	GM	No	No
Math on Location DVDs and Movie Guide Grade 4	2009	9780153684371	GM	No	No
Math on Location DVDs and Movie Guide Grade 5	2009	9780153684388	GM	No	No
Math on Location DVDs and Movie Guide Grade 6	2009	9780153684395	GM	No	No
HSP Science 2009
Science Up Close and Enrichment Activities CD-ROM (Single Computer Pack)	2009	9780153723513	GM	No	No
Science Up Close and Enrichment Activities CD-ROM (Single Computer Pack)	2009	9780153723520	GM	No	No
Science Up Close and Enrichment Activities CD-ROM (Single Computer Pack)	2009	9780153723537	GM	No	No
Science Up Close and Enrichment Activities CD-ROM (Single Computer Pack)	2009	9780153723544	GM	No	No
Science Up Close and Enrichment Activities CD-ROM (Single Computer Pack)	2009	9780153723551	GM	No	No

Ex. A: Page 62

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Science Up Close and Enrichment Activities CD-ROM (Single Computer Pack)	2009	9780153723568	GM	No	No
HSP Science Activity Videos DVD	2009	9780153723728	GM	No	No
HSP Science Activity Videos DVD	2009	9780153723735	GM	No	No
HSP Science Activity Videos DVD	2009	9780153723742	GM	No	No
HSP Science Activity Videos DVD	2009	9780153723759	GM	No	No
HSP Science Activity Videos DVD	2009	9780153723766	GM	No	No
Teacher Editions	2009	9780153609558	GM	No	No
Teacher Editions	2009	9780153609572	GM	No	No
Teacher Editions	2009	9780153609596	GM	No	No
Teacher Editions	2009	9780153609619	GM	No	No
Teacher Editions	2009	9780153609633	GM	No	No
Pre-K Math and Pre-K Reading 08
Math Teacher’s Book	2008	9780618514083	PDF	No	Yes
Early Growth Indicators Benchmark Assessment	2008	9780618513321	PDF	No	Yes
Professional Development Handbook	2008	9780618593620	PDF	No	Yes
Sing and Share Kit	2008	9780618593460	PDF	No	Yes
Individual Theme Package: Theme 1: Welcome to School	2008	9780618512256	PDF	No	Yes
Individual Theme Package: Theme 2: My Family, My Community	2008	9780618512263	PDF	No	Yes
Individual Theme Package: Theme 3: My Five Senses	2008	9780618512270	PDF	No	Yes
Individual Theme Package: Theme 4: Seasons All Around	2008	9780618512287	PDF	No	Yes
Literacy Extensions Jumbo Magnetic Letters	2008	9780618593613	PDF	No	Yes
exploded individual theme package (3 Big Books, 1 Teachers Book, 1 Teachers Resource CD-ROM, 4 Rhyme and Chant Posters, 1 Audio CD, 7 Oral Language Cards, 1 Read Aloud

Ex. A: Page 63

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Theme 1
Theme 1.3: The Great Shape Hunt	2008	9780618512379	PDF	No	Yes
Theme 1: Welcome to School Audio CD	2008	9780618512676	GM	No	Yes
Theme 1 (4 posters)	2008	9780618604524	PDF	No	Yes
Theme 1 (7 cards)	2008	9780618604654	PDF	No	Yes
Theme 2
Theme 2.2: On Our Street	2008	9780618512393	PDF	No	Yes
Theme 2.3: All Around Town	2008	9780618512409	PDF	No	Yes
Theme 2: My Family, My Community Audio CD	2008	9780618512683	GM	No	Yes
Theme 2 (4 posters)	2008	9780618604548	PDF	No	Yes
Theme 2 (7 cards)	2008	9780618604678	PDF	No	Yes
Theme 3
Theme 3: My Five Senses Audio CD	2008	9780618512690	GM	No	Yes
Theme 3 (4 posters)	2008	9780618604555	PDF	No	Yes
Theme 3 (7 cards)	2008	9780618604685	PDF	No	Yes
Theme 4
Theme 4: Seasons All Around Audio CD	2008	9780618512706	GM	No	Yes
Theme 4 (4 posters)	2008	9780618604562	PDF	No	Yes
Theme 4 (7 cards)	2008	9780618604708	PDF	No	Yes
Teacher’s Resource Book Themes 1–10	2008	9780618513208	PDF	No	Yes
Teacher’s Resource CD-ROM	2008	9780618593637	PDF	No	Yes
Storytown 2011
Splash into Phonics Grades K-3 Network Version	2011	9780153648601	GM	No	No
Splash into Phonics Grade K (Level A)	2011	9780153597534	GM	No	No
Splash into Phonics Grade 1 (Level B)	2011	9780153597541	GM	No	No
Splash into Phonics Grade 2 (Level C)	2011	9780153597558	GM	No	No
Splash into Phonics Grade 3 (Level D)	2011	9780153597565	GM	No	No

Ex. A: Page 64

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Comprehension Expedition Level A	2011	9780153597602	GM	No	No
Comprehension Expedition Level B	2011	9780153597619	GM	No	No
Comprehension Expedition Level C	2011	9780153597626	GM	No	No
Comprehension Expedition Level D	2011	9780153597633	GM	No	No
Grammar Practice Books Grade 1	2011	9780153499081	GM	No	No
Grammar Practice Books Grade 2	2011	9780153499098	GM	No	No
Grammar Practice Books Grade 3	2011	9780153499104	GM	No	No
Grammar Practice Books Grade 4	2011	9780153499111	GM	No	No
Grammar Practice Books Grade 5	2011	9780153499128	GM	No	No
Grammar Practice Books Grade 6	2011	9780153499135	GM	No	No
World History: Ancient through Early Modern Times (3 Units only)
Student Edition	2009	9780547018546	App	No	Yes
Teacher Edition	2009	9780547020303	App	No	Yes
eEdition DVD ROM	2009	9780547013473	GM	No	Yes
Resource Manager	2009	9780547020426	App	No	Yes
Presentation Toolkit	2009	9780547020495	App	No	Yes
Best Practices Toolkit	2009	9780547013053	App	No	Yes
Document Based Questions Practice Workbook Answer Key	2009	9780547013367	App	No	Yes
Experiencing World History and Geography	2009	9780030992407	App	No	Yes
Reading Like a Historian World History Toolkit	2009	9780030938252	App	No	Yes
Writing Research Reports	2009	9780618531530	App	No	Yes
Standards Based Assessment Book	2009	9780547013060	App	No	Yes
Test Practice and Review Wrokbook Answer Key	2009	9780547020228	App	No	Yes
Thinking about Content Reading	2009	9780554023939	App	No	Yes
Primary Source Activity Kit	2009	9780554024615	App	No	Yes
Document Based Questions Practice Workbook	2009	9780547013152	App	No	Yes
Reading Study Guide English	2009	9780547021034	App	No	Yes

Ex. A: Page 65

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Reading Study Guide with Additional Support English	2009	9780547020396	App	No	Yes
Audio Book in English	2009	9780547013510	GM	No	Yes
Exam View Assessment Suite CD ROM	2009	9780547000695	GM	No	Yes
World History: Middle School (3 Units only)
Student Edition	2009	9780618950355	App	No	Yes
Teacher Edition	2009	9780547013015	App	No	Yes
eEdition DVD ROM	2009	9780547013473	GM	No	Yes
Resource Manager	2009	9780547013039	App	No	Yes
Presentation Toolkit	2009	9780547013046	App	No	Yes
Best Practices Toolkit	2009	9780547013053	App	No	Yes
Document Based Questions Practice Workbook Answer Key	2009	9780547013367	App	No	Yes
Experiencing World History and Geography	2009	9780030992407	App	No	Yes
Reading Like a Historian World History Toolkit	2009	9780030938252	App	No	Yes
Writing Research Reports	2009	9780618531530	App	No	Yes
Standards Based Assessment Book	2009	9780547013060	App	No	Yes
Test Practice and Review Wrokbook Answer Key	2009	9780547013022	App	No	Yes
Thinking about Content Reading	2009	9780554023939	App	No	Yes
Primary Source Activity Kit	2009	9780554024615	App	No	Yes
Document Based Questions Practice Workbook	2009	9780547013152	App	No	Yes
Reading Study Guide English	2009	9780547013091	App	No	Yes
Reading Study Guide with Additional Support English	2009	9780547013138	App	No	Yes
Audio Book in English	2009	9780547013510	GM	No	Yes
Exam View Assessment Suite CD ROM	2009	9780547000695	GM	No	Yes
American Anthem: Reconstruction to Present (3 Units only)
Student Edition	2009	9780030998133	App	No	Yes
Teacher Edition	2009	9780030998140	App	No	Yes
Alternative Assessment Handbook	2009	9780030665332	App	No	Yes

Ex. A: Page 66

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Chapter Resource Files with Answer Key	2009	9780554008905	App	No	Yes
Democracy and Civic Education Resources	2009	9780030419348	App	No	Yes
Democracy and Civic Education Resources Answer Key	2009	9780030419232	App	No	Yes
Document Based Activities for American History	2009	9780030377112	App	No	Yes
Document Based Activities for American History Answer Key	2009	9780030377099	App	No	Yes
Reading Like a Historian Toolkit for American History	2009	9780030930744	App	No	Yes
Experiencing American History	2009	9780030993190	App	No	Yes
Political Cartoons Activities for American History	2009	9780030377082	App	No	Yes
Amer History Outline Maps with Teaching Suggestions	2009	9780030536649	App	No	Yes
English Language Learner Strategies and Activities	2009	9780030992520	App	No	Yes
Reading Social Studies	2009	9780030797767	App	No	Yes
Holt World Atlas	2009	9780030797743	App	No	Yes
Holt Student World Atlas Activities w Answer Key	2009	9780030934209	App	No	Yes
Primary Source Activity Kit	2009	9780554024615	App	No	Yes
Constitution Study Guide	2009	9780030419225	App	No	Yes
Interactive Reader and Study Guide	2009	9780030393938	App	No	Yes
Test Preparation Workbook	2009	9780030377075	App	No	Yes
History’s Impact: Amer History Video Progam (DVD)	2009	9780030373794	GM	No	Yes
Chapter Resource Files CD ROM	2009	9780030797637	GM	No	Yes
Differentiated Instruction: Modified Worksheets and Tests CD ROM	2009	9780030373862	GM	No	Yes
Interactive Skills Tutor CD ROM	2009	9780030419331	GM	No	Yes
Primary Source Library CD ROM for US History	2009	9780030419324	GM	No	Yes
Power Presentations with video CD ROM	2009	9780030373848	GM	No	Yes
Quiz Game CD ROM	2009	9780030373824	GM	No	Yes
Student Edition audio CD program	2009	9780030373596	GM	No	Yes
The America History Simulations CD ROM and User’s Guide	2009	9780030536496	GM	No	Yes

Ex. A: Page 67

EXHIBIT A

HMH ELL Other Frontlist Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Civics in Practice: Principles of Governt and Economics (2 Units only)
Student Edition	2009	9780030995095	App	No	Yes
Teacher Edition	2009	9780030995101	App	No	Yes
Teaching Resources Package	2009	9780030779879	App	No	Yes
US Supreme Court Case Studies	2009	9780030419249	App	No	Yes
Civic Participation Activities Guide	2009	9780030419195	App	No	Yes
Standardised Test Practice Handbook	2009	9780030779916	App	No	Yes
Active Citizenship Video Program (DVD)	2009	9780030781223	GM	No	Yes
Differentiated Instruction: Modified Worksheets and Tests CD ROM	2009	9780554000794	GM	No	Yes
Quiz Game CD ROM	2009	9780030797729	GM	No	Yes
Student Edition audio CD program	2009	9780030780097	GM	No	Yes

Ex. A: Page 68

EXHIBIT A

HMH Professional Development Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Leadership
Professional Learning Communities	N/A	9780547380346	Product	No	No
Leadership for Literacy	N/A	9780547379821	Product	No	No
Leadership for Literacy for English Language Learners	N/A	9780547379807	Product	No	No
Effective Teaching	N/A		Product	No	No
Professional Learning Communities	N/A	9780547380346	Product	No	No
Advanced Learning	N/A	9780547379326	Product	No	No
Closing the Gender Gap: Engaging Boys	N/A	9780547595986	Product	No	No
Classroom Management	N/A	9780547568713	Product	No	No
Standards	N/A		Product	No	No
Introducing the Common Core Standards for Administrators	N/A	9780547611136	Product	No	No
Introduction the Common Core Standards for Teachers	N/A	9780547798042	Product	No	No
Understanding the Common Core Standards for English Language Arts	N/A	9780547611198	Product	No	No
Teaching College and Career Readiness Standards	N/A	9780547611235	Product	No	No
Teaching Common Core Literacy Standards in the Content Areas	N/A	9780547611297	Product	No	No
Assessment	N/A		Product	No	No
Introduction to Next Generation Assessments: Assessing the Common Core Standards	N/A	9780547611266	Product	No	No
Formative Assessment Seminar	N/A	9780547379777	Product	No	No
Literacy Assessment	N/A	9780547379982	Product	No	No
Intervention	N/A		Product	No	No
Focused Intervention	N/A	9780547379722	Product	No	No
Reaching Struggling Adolescent Readers	N/A	9780547380360	Product	No	No
Literacy	N/A		Product	No	No
Essentials of Literacy Instruction	N/A	9780547379692	Product	No	No
Vocabulary Instruction	N/A	9780547380148	Product	No	No

Ex. A: Page 69

EXHIBIT A

HMH Professional Development Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Fluency and Oral Interpretation of Text	N/A	9780547379944	Product	No	No
Comprehension Instruction across the School Day	N/A	9780547379913	Product	No	No
Small Group Instruction	N/A	9780547380117	Product	No	No
Guided Reading	N/A	9780547379845	Product	No	No
Differentiating Instruction	N/A	9780547756363	Product	No	No
Reading for Understanding in the Content Areas	N/A	9780547380384	Product	No	No
Writing	N/A		Product	No	No
Primary Write Traits	N/A	9780547380292	Product	No	No
Write Traits	N/A	9780547380780	Product	No	No
The Writing Classroom	N/A	9780547380827	Product	No	No
Writing Instruction across the School Day	N/A	9780547380193	Product	No	No
Writing across the Curriculum	N/A	9780547380711	Product	No	No
Math	N/A		Product	No	No
Differentiated Math Instruction	N/A	9780547379630	Product	No	No
Teaching through Problem Solving	N/A	9780547568737	Product	No	No
Science	N/A		Product	No	No
Science Literacy: Preparing Students for the Future	N/A	9780547380520	Product	No	No
ELL	N/A		Product	No	No
STEEL: Strategic Teaching Essentials for English Learners	N/A	9780547380544	Product	No	No
Best Practices for English Language Learners Instruction: Developing Academic Language	N/A	9780547568751	Product	No	No
Best Practices for English Language Learners Instruction: Strategic Reading	N/A	9780547568669	Product	No	No
Best Practices for English Language Learners Instruction: Writing	N/A	9780547568850	Product	No	No
Math is its Own Language: Strategies for English Language Learners	N/A	9780547380247	Product	No	No
Other HMH PD Programs	N/A		Product	No	No
An Overview of Reading Instruction for Teachers, Administrators, and Parents	N/A	9780153383663	Product	No	No

Ex. A: Page 70

EXHIBIT A

HMH Professional Development Products

	Copyright	ISBN	Format	Software	Designated Basal Program
Participant Guide	N/A	9780153383557	Product	No	No
Teaching Phonemic Awareness	N/A	9780153383670	Product	No	No
Participant Guide	N/A	9780153383564	Product	No	No
Teaching Phonics: Grade K	N/A	9780153383687	Product	No	No
Participant Guide	N/A	9780153383571	Product	No	No
Teaching Phonics: Grade 1	N/A	9780153383694	Product	No	No
Participant Guide	N/A	9780153383588	Product	No	No
Teaching Phonics: Grades 2-6	N/A	9780153383700	Product	No	No
Participant Guide	N/A	9780153383595	Product	No	No
Teaching Vocabulary: Grades K-2	N/A	9780153383724	Product	No	No
Participant Guide	N/A	9780153383618	Product	No	No
Teaching Vocabulary: Grades 3-6	N/A	9780153383731	Product	No	No
Participant Guide	N/A	9780153383625	Product	No	No
Teaching Fluency	N/A	9780153383717	Product	No	No
Participant Guide	N/A	9780153383601	Product	No	No
Teaching Text Comprehension: Grades K and 1	N/A	9780153383748	Product	No	No
Participant Guide	N/A	9780153383632	Product	No	No
Teaching Text Comprehension: Grades 2-6	N/A	9780153383755	Product	No	No
Participant Guide	N/A	9780153383649	Product	No	No
Assessment to Inform Instruction	N/A	9780153383762	Product	No	No
Participant Guide	N/A	9780153383656	Product	No	No
Holt Professional Learning for Language Arts DVD ROM	N/A	9780554001326	Product	No	No

Ex. A: Page 71

EXHIBIT A

HMH Finished Goods

To be determined in accordance with Paragraph 5(e) of Exhibit F attached hereto.

Ex. A: Page 72

EXHIBIT A

HMH ELL Destination Products Pictorial Works

No.	Work Name	Pictorial Work

1.	Bailey

2.	Bailey

3.	Millie

Ex. A: Page 73

4.	Millie

5.	Edmo

6.	Tiger

7.	Professor

Ex. A: Page 74

8.	Trudy

9.	Monkey

10.	Sammy

11.	Amy

Ex. A: Page 75

EXHIBIT B

DESTINATION FAMILY OF MARKS

1.    DESTINATION Family of Marks.

DESTINATION MATH

DESTINATION READING

DESTINATION SUCCESS

DESTINATION TEACH

The following trademark and trademark registrations shall be deemed Destination Marks:

SUMMER SUCCESS, including the following logo,

2.    Registrations of Destination Marks in China.

No.	Name	Trademark Sample	Type	Registration Number	Registration Date	Expiration Date
1	DESTINATION MATH	DESTINATION MATH	9	8231185	2011-04-28	2021-04-27
2	DESTINATION	DESTINATION READING	9	8231184	2011-4-28	2021-4-27
	READING		41	8231183	2011-6-14	2021-6-13

Ex. B: Page 1

No.	Name	Trademark Sample	Type	Registration Number	Registration Date	Expiration Date
3	DESTINATION SUCCESS	DESTINATION SUCCESS	9	8231189	2011-4-28	2021-4-27
			16	8231188	2011-5-21	2021-5-20
			41	8231187	2011-9-7	2021-9-6
			42	8231186	2011-6-14	2021-6-13
4	DESTINATION TEACH	DESTINATION TEACH	9	8231182	2011-04-28	2021-04-27
			16	8231400	2011-04-28	2021-04-27
			41	8231248	2011-6-14	2021-6-13
			42	8231247	2011-6-14	2021-6-13
5	SUMMERSUCCESS		9	8478362	2011-7-28	2021-7-27
			16	8478407	2011-7-28	2021-7-27
			28	8478436	2011-7-28	2021-7-27
			41	8478470	2011-9-14	2021-9-13
			42	8478487	2011-9-14	2021-9-13

Ex. B: Page 2

EXHIBIT C

LIST OF EXISTING THIRD PARTY LICENSES

Existing Third Party Licenses

Party (Licensee)	HMH Party	Relevant EMPGI - Licensed Product	Territory	Channel	Term & Renewal	License Description/ Use	Date of Agreement
IBM, Inc.	Riverdeep, Inc.	Edmark House Series (Millie’s Math House, Bailey’s Book House, Sammy’s Science House, Trudy’s Time & Place House), in a unique, combined CD-ROM form	Worldwide	Unrestricted	Perpetual.	Nonexclusive right to use, reproduce, display, distribute and sublicense the products. No rights to create localizations or derivative work are granted	September 25, 2000

The Software MacKiev Company	Riverdeep Inc.	Engineered Products (technically updated or enhanced to run natively on the Mac OS X operating system); ClueFinders; Cluefinders 3rd through 5th Grade, Cluefinders Math Adventure Ages 9-12, Cluefinders Search & Solve Adventure; Mavis Beacon Teaches Typing, Edmark Thinkin’ Things 1 and 2, Edmar Thinkin’ Science	World (Mac only)	All Channels (Mac only) until December 31, 2011. From December 31, 2011- termination; ELL Learning Centers and IB Scheools are carved out.	December 31, 2014 (with a possible 3yr extension).

Manufacture, market, distribute Engineered Products (modified Products for use on Mac OS X operating system only); develop, reproduce, sell localized versions of Engineered Products.

License specifically does not include rights to localize into Indian English.

September 30, 2002 (agmt), October 6, 2004 (amend 1), November 30, 2004 (amend 2), December 14, 2005 (amend 3), November 21 2007 (amend 4); September 30, 2011 (amend 5)

Ex. C: Page 1

Party (Licensee)	HMH Party	Relevant EMPGI - Licensed Product	Territory	Channel	Term & Renewal	License Description/ Use	Date of Agreement
TV Textbook (Mr. Patrick McDonagh)	Houghton Mifflin Harcourt Publishing Company	Destination Series and Edmatk House Series	Worldwide	Platform: Interactive television market (TVT Amendment: Interactive television platforms: IPTV, satellite cable and terrestrial, as well as through set top boxes or Integrated Digital TVs)	Perpetual.	Rights are limited strictly to the Platforms, exclusive licenses to: upgrade the products to function on any of the Platforms; market, sell, distribute products or upgraded products through the Platform; make use any part of the products in the course of developing new products and sell, market and distribute such new products; Exclusive licenses to Destination trademark for the purpose of marketing, selling, distributing and licensing the products or upgraded products (TVT Amendment grants no trademark rights).	November 30, 2006; as amended and restated in an Amended and Restated License Agreement, dated [ ], 2010† (“TVT Amendment”)

Expired Agreements: IBE, Inc. has a 90-day sell-off period in Japan and South Korea to sell remaining inventory into the education, retail and direct-to-consumer channels. The following products are implicated; Destination Success (including Destination Tech); Destination Reading and Math; Edmark; Mighty Math; Thinkin’ Things; Cluefinders; Oregon Trail; and Skills Tutor. No further rights are remaining other than limited sell-off rights.

†	HMH has been unable to confirm the status of the rights granted under this unexecuted TVT Amendment. By scheduling this TVT Amendment, HMH is not acknowledging that the terms of the TVT Amendment have been agreed by HMH.

Ex. C: Page 2

EXHIBIT D

[Intentionally omitted.]

Ex. D: Page 1

EXHIBIT E

EXCLUDED THIRD PARTY SUBLICENSEES

Pearson

McGraw Hill

Scholastic

K12 Inc.

Scantron/Global Scholar

MacMillan

Any affiliate of the foregoing

Ex. E: Page 1

EXHIBIT F

TERMS AND CONDITIONS FOR PURCHASE OF HMH FINISHED GOODS

1.    Introduction. Pursuant to Section 5 of this Agreement, HMH will make available for purchase by Licensee HMH Finished Goods in each country in the Territory for which HMH has secured Intellectual Property Rights. The purchase of the HMH Finished Goods will be governed by the terms and conditions of this Exhibit F.

2.    Term of Finished Goods Product Availability.

(a)    The term of this Exhibit F shall commence on the MLA Effective Date and shall expire with respect to each HMH Finished Goods on the earlier of the date (i) that is seven (7) years after the MLA Effective Date and (ii) on which the applicable HMH Finished Goods are no longer in print, as determined in the sole discretion of HMH. For clarity, irrespective of this Agreement (including this Exhibit F), the Parties are free to agree to arrange for the purchase of any HMH Finished Goods by Licensee from HMH or any HMH distributor on terms and conditions as are mutually agreed in writing.

(b)    In HMH’s sole discretion, HMH Finished Goods will be periodically evaluated based on many criteria as to whether an HMH Finished Good will classified as “out of print.” HMH will use commercially reasonable efforts to communicate relevant known pending HMH Finished Goods that will be classified “out of print” as part of a March 31 sales forecasting and demand planning meeting. Any and all actions including determination of future need and printing of HMH Finished Goods, where relevant, must be taken prior to June 30 of that year. After such date, Licensee may not be able to acquire “out of print” HMH Finished Goods from HMH. If HMH Finished Goods are classified as “out of print” as a result of legal or contractual limitations, Licensee will not be provided advanced notice or an ability to secure additional HMH Finished Goods.

3.    Prices. Subject to the terms and conditions of this Exhibit F, HMH will offer to sell the HMH Finished Goods to Licensee at a fifty-five percent (55%) discount off of the then- current published catalog list price, which is available at the HMH Online catalog at: http://customercare.hmhco.com and the Heinemann online catalog at http://www.heinemann.com/. HMH reserves the right to change the applicable published catalog list price for any HMH Finished Goods without prior notice.

4.    Delivery of HMH Finished Goods. Licensee will be responsible for the payment of freight based upon the then-current shipping and handling costs, as may be amended from time to time, and as initially described in the table below.

	International Routing
Standard Shipping & Handling
Non-Delivered Order Value		Fees
$0 to $100	US$	10
$100 to $2k		10.5%
$2k to $10k		9.5%
$10k to $50k		9.0%
$50k to $100k		8.5%
$100k to $200k		8.0%
More than $200k		7.0%
Standard Shipping & Handling
Expedited Shipping & Handling 2nd Day Air		16.0%
Next Day Air		21.0%
2nd Day Air Minimum Fee	US$	10.00
Next Day Air Minimum Fee	US$	20.00

Ex. F: Page 1

5.    Use of HMH Finished Goods.

(a)    General. HMH Finished Goods are made available for purchase by Licensee on a nonexclusive basis and subject to HMH having secured rights to such HMH Finished Goods in each country in the Territory. Licensee understands that HMH is under no obligation to secure any additional rights (including without limitation any additional Intellectual Property Rights) over those existing as of the MLA Effective Date. Pursuant to Section 5 of this Agreement, such HMH Finished Goods are only for use with the services offered by Licensee or Sublicensees in the exercise of rights referenced in such Section 5.

(b)    Heinemann Books. Subject to this Paragraph 5(b), HMH will make available a selection of individual titles within the Heinemann professional books that are directed to professional development (“Heinemann Books”). Heinemann Books to which Licensee will have access do not include those that are products created for the primary purpose of being teacher directed curriculum materials and assessments. Heinemann Books primarily directed to personal professional growth for instructors and teachers, that may include as a secondary component curriculum strategy examples or references, will be accessible. Licensee and its Sublicensees may use the Heinemann Books solely for its or their internal use for purposes of training its or their employees or contractors in the instruction of ELL in the ELL Field. For clarity, neither Licensee nor any Sublicensee may resell Heinemann Books on a standalone basis, including to teachers for consumer or school based institutional purchases, or distribute the Heinemann Books outside the scope of the immediately preceding sentence.

(c)    HMH Leveled Readers. HMH will make available a selection of leveled readers, with appropriate grade and reading level coverage, within each discipline, from the following programs (such HMH Finished Goods, “HMH Leveled Readers”):

(i) HM Reading

(ii) StoryTown

(iii) HSP Math

(iv) HSP Science

(v) HM Math

(d)    HMH Children’s Trade Products. HMH will make available certain Children’s trade titles that are presently in print (“HMH Children’s Trade Products”).

(e)    List. Within ninety (90) days after the Effective Date, the Parties will mutually agree in writing on a list of each of such Heinemann Books, HMH Leveled Readers, and HMH Children’s Trade Products, which list will include information required by Section 1.34 of this Agreement and may be supplemented or modified from time-to-time upon mutual written agreement of HMH and Licensee. Such list will be deemed part of the list of HMH Finished Goods on Exhibit A to this Agreement.

Ex. F: Page 2

6.    Personnel Interactions. Licensee will designate a single point of contact to manage interactions with HMH with respect to purchases of HMH Finished Goods. Unless otherwise provided in writing by HMH, (i) procedures for managing customer master account data and information for Licensee, (ii) sales forecasting requirements on a HMH Finished Good- by-HMH Finished Good basis, (iii) monitoring compliance with guidelines, and (iv) the establishment of terms and conditions for order processing through cash settlement and payment terms shall each be coordinated separately as follows:

(a)    HMH Leveled Readers and HMH Children’s Trade Products. All procedures will be established through HMH Senior Vice President, Global Supply Chain Services, or a designated program manager communicated in writing by the same.

(b)    Heinemann Books. All procedures will be established through the President, Heinemann, or a designated program manager communicated in writing by the same.

7.    Account and Product Management. Licensee will have a single point of contact through which it will comply with the following as it pertains to HMH Finished Goods:

(a)    Customer Master Data. Upon written instruction of Licensee, HMH will deliver applicable HMH Finished Goods as necessary to Licensee or the applicable Sublicensee, and Licensee or such Sublicensee will fulfill delivery to its own customers. HMH is under no obligation to fulfill orders intended for shipment directly to end user customers.

(b)    Master Account Data. Licensee will maintain, and cause its Sublicensees to maintain, complete and accurate ship to and bill to information as well as the specific geographic territories for which such entity has the rights to do business. This information will be provided to HMH in a format as reasonably requested by HMH at a minimum of thirty (30) days prior to processing of any order.

(c)    Title Management. All HMH Products approved for access by Licensee will be identified as available to the individual Customer Master Data accounts in HMH’s systems. If HMH substitutes any HMH Finished Goods pursuant to this Exhibit F due to “out of print” status, it will be necessary to have at a minimum of ninety (90) days notice to ensure Customer Master Data is updated and product orders are assured of being available for processing. Any product substitutions necessary shall be coordinated directly by the HMH SVP, Global Supply Chain Services and the HMH EVP, Content Development Services, or appropriate designees. HMH is under no direct obligation to (i) keep a title “in-print” or (ii) secure a substitute product if one is not available with the HMH existing product portfolio.

(d)    Account and Title Management Guidelines. Licensee will, and will cause its Sublicensees to, comply with annual and recurring account and title management guidelines, including advanced planning guidelines, as directed by HMH Senior Vice President, Global Supply Chain Services. HMH makes no assurances as to HMH Finished Goods availability if Licensee or any Sublicensee fails to meet such obligations.

Ex. F: Page 3

(e)    Master Product Data. HMH will provide access in accordance with this Exhibit F to the approved HMH Finished Goods based upon HMH’s then in effect product specification as to paper grades, trim sizes, binding styles and all other associated product specifications. HMH is under no obligation to maintain or alter product specifications of the HMH Finished Goods and makes no representation as to the sufficiency of the same for the individual business models or markets.

(f)    HMH Finished Goods Manufacturing Sourcing. HMH maintains, in its sole discretion, the vendor and jurisdiction within which it procures for print the HMH Finished Goods. Licensee may submit to HMH a request for alternate sourcing based on upon future requirements, which HMH may accept or reject in its sole discretion.

8.    Sales Forecasting, Demand and Inventory Planning.

(a)    Sales Forecasting and Demand Planning. Licensee, on behalf of itself and its Sublicensees, will be required to comply with current HMH Demand Planning Procedures. Such procedures, as may be amended by HMH from time to time, will include sales forecasts by country in the Territory at a title level for a 9-month forward horizon with ranges of percentage probabilities of materializing into a sale for both quantity and timing. These forecasts must be reasonably supported by market model intelligence, including, but not limited to, market size, market share, and enrollments. Such underlying analyses will also be provided to HMH for consideration of converting into a Demand Plan. The process will be a monthly exchange of data between the Parties and a live dialogue and/or meeting about the analysis no less than quarterly. HMH Supply Chain personnel will meet with Licensee within ninety (90) days after the MLA Effective Date and notification of the establishment of a new operating location to provide and establish reporting templates to govern these procedures. HMH will use reasonable efforts to capture knowledge of business cycles and forecasting requirements within such templates. It is incumbent upon Licensee to notify all existing and future Sublicensees of these requirements for collecting and exchanging this data.

(b)    Inventory Levels & Print Decisions. HMH makes no representation or warranty as to inventory availability other than it will use commercially reasonable efforts to make inventory available to Licensee in support of reasonably demonstrated sales forecasts. It is Licensee’s responsibility to comply with demand planning procedures and to place orders with sufficient lead times to allow for HMH to fulfill such order. If an Licensee order is presented with a quantity of fewer than one hundred (100) units of the applicable HMH Finished Goods and HMH has not received other sufficient orders for such HMH Finished Goods, HMH will have the right to reject such order in writing.

(c)    Minimum Lead Times. HMH will make commercially reasonable efforts to have inventory available, and if such inventory is out of stock to source the quantities necessary to fulfill orders placed. HMH, in all instances, will require a minimum of seventy five (75) days to source any out-of-stock items. Accommodations, if made, for deliveries on out-of stock items on a basis shorter than that described above may, at HMH’s sole discretion, have a premium cost associated with it. HMH makes no representation that it can provide such accommodations.

9.    Order Processing and Fulfillment. HMH or its suppliers will not be responsible for warehousing any Licensee purchases of HMH Finished Goods.

Ex. F: Page 4

10.    Reporting. Licensee is required on a semi-annual basis to report the following to HMH for itself and all of its Sublicensees:

(a)    Inventory On-Hand Report. A “by title” inventory report of all HMH Finished Goods that are held by Licensee and each Sublicensee and a simple roll-forward of movements (aggregate receipts from HMH and shipment to customer) for the prior rolling 12- month period.

(b)    Demand Forecast vs. Current Enrollment and Planned Growth Report. A summary report aligning the Demand Forecast against current/known business and expected growth. As the uses cases in support of Licensee and Sublicensee operations may vary, the definitive version of a summary report will be established as Licensee adds each new Sublicensee.

11.    Fulfillment. HMH, at its sole discretion, will fulfill Licensee’s orders for HMH Finished Goods either directly from HMH warehouses, HMH vendors or through HMH wholesale distribution relationships within the various jurisdictions within the Territory. HMH will fulfill shipments, in bulk to the Licensee locations as designated in the Customer Account Maintenance process and not to individual consumers (e.g. not teachers or students).

12.    Terms of Sale. All sales will be on net 45-day-payment terms and will be nonreturnable other than for reasons of damage or defect. Approval of all orders are subject to HMH credit checks, and HMH, in its sole discretion, reserves the right to discontinue/suspend or alter the terms of sale if its determination of credit risk is outside of the normal course or if an account becomes past due.

Ex. F: Page 5

EXHIBIT G-1

[Intentionally omitted.]

Ex. G-1: Page 1

EXHIBIT G-2

[Intentionally omitted.]

Ex. G-2: Page 1

EXHIBIT H-1

[Intentionally omitted.]

Ex. H-1: Page 1

EXHIBIT H-2

[Intentionally omitted.]

Ex. H-2: Page 1

October 11, 2013

BY EMAIL FOLLOWED BY EXPRESS DELIVERY SERVICE

Rise IP (Cayman) Limited

P.O. Box 309

Ugland House

Grand Cayman, KY1-1104

Cayman Islands

Attn: Ms. Lihong Wang

Re:	Notice to Daplon Sublicensees of Termination of Master License Agreement

Dear Ms. Wang,

Reference is made to the License Agreement (the “Agreement”), dated as of October 5, 2011, as amended from time to time, by and between Houghton Mifflin Harcourt Publishing Company (“we”, “us” or “our”) and Daplon Limited (as assignee of EMPG International (Ireland) Limited and EMPG International Limited) (“Daplon”), the Letter Agreement (the “Letter Agreement”), dated as of August 2, 2013, by and between us and Daplon, the Termination Request Letter (the “Termination Request Letter”), dated as of October 11, 2013, from Daplon to us, and the Termination Letter (the “Termination Letter”), dated as of October 11, 2013, from us to Daplon.

Pursuant to Section 9.2(c)(ii) of the Agreement, the Termination Request Letter, and the Termination Letter, we have terminated the Agreement effective as of the date of the Termination Request Letter. Pursuant to Section 2.5(b)(ii) of the Agreement and Section 2 of the Letter Agreement, the Amended and Restated License Agreement, dated as of September 28, 2013, by and between Daplon and Rise IP (Cayman) Limited remains in full force and effect, subject to the terms and conditions contained therein, and is deemed a direct license, on the same terms, by us (replacing Daplon) to Rise IP (Cayman) Limited.

We request that you acknowledge the same.

Please direct any questions to William Bayers, Houghton Mifflin Harcourt Publishing Company, 222 Berkeley Street, Boston, MA 02116-3764.

Very truly yours,

HOUGHTON MIFFLIN HARCOURT PUBLISHING COMPANY

By:	/s/ William Bayers
Name: William Bayers
Title: Executive Vice President & General Counsel

Acknowledged:

/s/ Lihong Wang
for and on behalf of
Rise IP (Cayman) Limited

Dated: , 2013